UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	September 30,

Date of reporting period:	September 30, 2014

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Fixed Income Portfolio

Annual Report

September 30, 2014

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
U.S. Privacy Policy	29
Trustee and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Fixed Income Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2014

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Expense Example (unaudited)

Core Fixed Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Actual Ending Account Value 9/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Fixed Income Portfolio Class I	$1,000.00	$1,024.80	$1,022.61	$2.49	$2.48	0.49%
Core Fixed Income Portfolio Class A	1,000.00	1,023.00	1,020.86	4.26	4.26	0.84
Core Fixed Income Portfolio Class L	1,000.00	1,021.70	1,019.60	5.52	5.52	1.09

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited)

Core Fixed Income Portfolio

The Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2014, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.97%, net of fees. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 3.96%.

Factors Affecting Performance

•  After rallying for most of the period, risky assets paused late in the period as investors took stock of the changing fundamental backdrop and re-evaluated whether market risk premia are sufficient to compensate for these risks. In the U.S., investors increased their focus on when the Federal Reserve (Fed) will raise rates, potentially increasing the volatility in financial markets. In contrast, investors in Europe focused on the weakening fundamental backdrop, as economic growth continued to decelerate and inflation expectations continued their downward path, thereby putting pressure on the European Central Bank (ECB) to take additional unconventional action. On a global basis, expectations for growth continue to fall, and this has been reflected in weaker commodity prices and the strengthening U.S. dollar. These concerns, combined with the growing geopolitical tension in Syria and Iraq, contributed to an uncertain backdrop for investing.

•  In the U.S., the Fed has maintained a view that rates will remain low for a "considerable time." The ECB eased policy rates and announced outright asset purchases of asset-backed securities (ABS) and covered bonds. The Bank of Japan continued to contemplate ways to ease financial conditions. Both Australian and New Zealand central banks have also turned slightly more dovish, meaning that they are more favorable toward maintaining low interest rates to foster economic growth. As long as the inflation backdrop remains benign, the risk of a sharp rise in interest rates appears minimal.

•  The Fed is expected to complete the tapering of its mortgage-backed security (MBS) purchase program by October of this year. During the first half of 2014, the Fed purchased as much as 75% of net MBS issuance.(i) The Fed's share declined to 30% to 50% in the third quarter, as MBS gross issuance increased in the summer months and the Fed continued to reduce the size of its purchases. Even after the bond buying program ends, the Fed will likely continue to reinvest MBS paydowns, which is expected to reduce its share of net issuance to 25% to 30%.

•  The mortgage primary rate rose slightly from the 2014 lows set in June, ending September at 4.20%.(ii) Despite the low mortgage rate environment, refinancing activity remained at historically low levels and has contributed to relatively tight spreads. Other housing indicators pointed to slower growth in housing trends as new construction remained weak and existing homes sales began to fall at the end of the period. We believe home price growth could continue, albeit at a slower pace. The fundamentals in the housing market are very positive, supported by good housing affordability, near all-time low household debt service ratios and an improving labor market.

•  Commercial mortgage-backed security (CMBS) bond spreads tightened and new issue supply was absorbed by the market. Overall, issuance is projected to exceed last year's volumes and rely on a reasonably active forward calendar. Delinquency trends have remained stable.

•  Corporate credit performed well during the period. On a sector basis, financials continued to outperform industrials, supported by the financials sector's lower net issuance and continued secular de-risking. Credit spreads decompressed, with higher rated issuers outperforming those with lower-quality credit profiles. The high yield segment weakened in the latter part of the period, reflecting both the spread decompression witnessed in the investment grade market and less favorable supply demand characteristics. High yield supply has been high both in Europe and the U.S., while fund flows were negative, particularly in the U.S., as investors reduced positions ahead of a potential rate-raising cycle.

•  The Treasury yield curve flattened during the period, with two- and five-year yields rising between 20 and 30 basis points, and 10- and 30-year yields falling between 20 and 60 basis points.

•  The Portfolio's positioning in the corporate sector was one of the main drivers of outperformance. In particular, an overweight in financials contributed significantly to returns.

(i)  Fed MBS data from J.P. Morgan Global Structured Finance Research and the Federal Reserve.

(ii)  Data from Bloomberg.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

•  An overweight to CMBS also contributed positively to returns.

•  A small overweight to emerging market debt added slightly to returns, as that sector recovered from the sell-off in the summer of 2013.

•  A duration that was lower than that of the Index also contributed positively to returns.

•  Although it detracted toward the end of the period, positioning in agency MBS had a nearly neutral impact on relative performance overall.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit, particularly in financials, as we believe valuations relative to fundamentals have been attractive.

•  With regard to interest rate strategy, the Portfolio is positioned to be underweight duration at the intermediate part of the yield curve.

•  We continue being overweight spread product (non-government bonds) as we believe the yield advantage could provide attractive returns over the near term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class L shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Core Bond Funds Index(2)

	Period Ended September 30, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	4.97%	4.77%	3.54%	6.64%
Barclays Capital U.S. Aggregate Index	3.96	4.12	4.62	6.99
Lipper Core Bond Funds Index	4.54	5.06	4.57	—
Portfolio — Class A Shares w/o sales charges(5)	4.61	4.51	3.27	4.30
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	0.14	3.61	2.82	4.01
Barclays Capital U.S. Aggregate Index	3.96	4.12	4.62	5.40
Lipper Core Bond Funds Index	4.54	5.06	4.57	5.29
Portfolio — Class L Shares w/o sales charges(6)	4.34	—	—	2.23
Barclays Capital U.S. Aggregate Index	3.96	—	—	1.99
Lipper Core Bond Funds Index	4.54	—	—	2.74

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Core Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on September 29, 1987.

(5)  Commenced operations on March 1, 1999.

(6)  Commenced operations on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (94.1%)
Agency Fixed Rate Mortgages (32.7%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
4.00%, 12/1/41	$201	$212
5.00%, 10/1/35	288	318
6.00%, 5/1/37 - 11/1/37	76	86
7.50%, 5/1/35	39	46
8.00%, 8/1/32	22	27
8.50%, 8/1/31	34	43
Federal National Mortgage Association,
Conventional Pools:
3.50%, 12/1/42	853	871
4.00%, 11/1/41 - 12/1/41	867	914
4.50%, 8/1/40 - 7/1/41	1,091	1,184
5.50%, 4/1/34 - 2/1/38	544	609
6.00%, 1/1/38	56	63
6.50%, 7/1/29 - 11/1/32	148	169
7.00%, 10/1/31 - 12/1/31	1	1
7.50%, 8/1/37	67	81
8.00%, 4/1/33	48	58
8.50%, 10/1/32	48	59
		4,741
Asset-Backed Securities (0.9%)
CVS Pass-Through Trust
6.04%, 12/10/28	106	122
Collateralized Mortgage Obligations — Agency Collateral Series (6.9%)
Federal National Mortgage Association,
IO
6.24%, 9/25/20 (a)	1,677	400
IO REMIC
6.45%, 9/25/38 (a)	440	73
REMIC
9.29%, 10/25/41 (a)(b)	77	78
Government National Mortgage Association,
IO
0.83%, 8/20/58 (a)	2,811	84
3.50%, 5/20/43	570	131
5.00%, 2/16/41	112	20
5.95%, 8/16/42 (a)	556	111
6.00%, 6/20/43 (a)	588	98
		995
Corporate Bonds (35.5%)
Finance (18.8%)
Abbey National Treasury Services PLC
3.05%, 8/23/18	120	125
ACE INA Holdings, Inc.
3.35%, 5/15/24 (c)	100	100
Aegon N.V.
4.63%, 12/1/15 (c)	75	78
	Face Amount (000)	Value (000)
American International Group, Inc.
4.88%, 6/1/22	$75	$83
AvalonBay Communities, Inc.
2.95%, 9/15/22	75	73
Bank of America Corp.,
4.20%, 8/26/24	25	25
5.00%, 1/21/44	20	21
MTN
3.30%, 1/11/23	100	98
Bank of New York Mellon Corp. (The)
3.65%, 2/4/24	100	103
BNP Paribas SA
5.00%, 1/15/21 (c)	60	67
Boston Properties LP,
3.80%, 2/1/24	10	10
3.85%, 2/1/23	100	102
Brookfield Asset Management, Inc.
5.80%, 4/25/17	50	55
Capital One Financial Corp.
2.45%, 4/24/19	25	25
Citigroup, Inc.,
3.88%, 10/25/23	100	102
6.68%, 9/13/43	20	25
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.88%, 2/8/22 (c)	75	79
Credit Suisse
6.00%, 2/15/18	60	67
ERP Operating LP
3.00%, 4/15/23 (c)	55	53
General Electric Capital Corp.,
MTN
5.88%, 1/14/38	25	30
Series G
6.00%, 8/7/19	115	134
Goldman Sachs Group, Inc. (The)
6.75%, 10/1/37	55	66
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	85	96
HSBC Finance Corp.
6.68%, 1/15/21	100	117
HSBC USA, Inc.
3.50%, 6/23/24 (c)	100	100
JPMorgan Chase & Co.
3.20%, 1/25/23	145	142
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (d)	25	25
Pacific LifeCorp
6.00%, 2/10/20 (d)	50	57
PNC Financial Services Group, Inc. (The)
3.90%, 4/29/24 (c)	60	60
Principal Financial Group, Inc.
8.88%, 5/15/19	100	127

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Realty Income Corp.
4.65%, 8/1/23 (c)	$50	$54
Royal Bank of Scotland Group PLC
2.55%, 9/18/15	120	122
State Street Corp.
3.10%, 5/15/23	60	58
Synchrony Financial
4.25%, 8/15/24	25	25
UnitedHealth Group, Inc.
2.88%, 3/15/23 (c)	125	122
Wells Fargo & Co.,
Series M
3.45%, 2/13/23	100	98
		2,724
Industrials (14.4%)
Altera Corp.
2.50%, 11/15/18	100	101
Altria Group, Inc.,
2.85%, 8/9/22	55	53
5.38%, 1/31/44 (c)	5	5
Amazon.com, Inc.
1.20%, 11/29/17	100	99
Amgen, Inc.
5.15%, 11/15/41	25	26
Anadarko Petroleum Corp.
6.45%, 9/15/36	50	61
Apple, Inc.
2.40%, 5/3/23 (c)	65	62
AT&T, Inc.
6.30%, 1/15/38	45	53
Barrick Gold Corp.
4.10%, 5/1/23 (c)	50	48
BHP Billiton Finance USA Ltd.
3.85%, 9/30/23	50	52
BP Capital Markets PLC
3.25%, 5/6/22	50	50
Caterpillar, Inc.
3.40%, 5/15/24 (c)	50	51
Coca-Cola Co.
3.20%, 11/1/23	50	50
ConocoPhillips
6.50%, 2/1/39	25	33
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	50	51
eBay, Inc.
2.88%, 8/1/21 (c)	25	25
EMC Corp.
3.38%, 6/1/23	50	49
Ensco PLC
5.75%, 10/1/44	25	25
	Face Amount (000)	Value (000)
Freeport-McMoRan, Inc.
3.88%, 3/15/23 (c)	$20	$20
Gilead Sciences, Inc.
4.80%, 4/1/44	25	26
Goldcorp, Inc.
3.70%, 3/15/23 (c)	50	49
Hewlett-Packard Co.
4.65%, 12/9/21 (c)	40	43
Home Depot, Inc.
5.88%, 12/16/36	50	62
Johnson Controls, Inc.
3.63%, 7/2/24	50	50
Merck & Co., Inc.
2.80%, 5/18/23	50	49
Motorola Solutions, Inc.
4.00%, 9/1/24	25	24
NBC Universal Media LLC
5.95%, 4/1/41	25	31
Oracle Corp.
3.40%, 7/8/24 (c)	25	25
PepsiCo, Inc.
3.60%, 3/1/24 (c)	50	51
Sanofi
4.00%, 3/29/21 (c)	60	65
Spectra Energy Capital LLC
3.30%, 3/15/23	25	24
Target Corp.
3.50%, 7/1/24	25	25
Tiffany & Co.
4.90%, 10/1/44 (d)	25	25
Time Warner Cable, Inc.
4.50%, 9/15/42 (c)	25	25
Toyota Motor Credit Corp.
2.75%, 5/17/21	50	51
Tyson Foods, Inc.
3.95%, 8/15/24	40	40
United Airlines Pass-Through Trust,
Series A
3.75%, 3/3/28	25	25
4.00%, 10/11/27 (c)	100	100
Verizon Communications, Inc.,
5.01%, 8/21/54 (d)	55	55
6.55%, 9/15/43	56	70
Volkswagen International Finance N.V.
2.38%, 3/22/17 (d)	115	118
Wesfarmers Ltd.,
1.87%, 3/20/18 (d)	55	55
2.98%, 5/18/16 (d)	85	88
		2,090

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (2.3%)
Buckeye Partners LP
4.15%, 7/1/23	$75	$75
EnLink Midstream Partners LP
2.70%, 4/1/19	50	50
Jersey Central Power & Light Co.
4.70%, 4/1/24 (d)	75	80
Kinder Morgan Energy Partners LP
3.50%, 9/1/23	50	48
PPL WEM Holdings Ltd.
3.90%, 5/1/16 (d)	75	78
		331
		5,145
Sovereign (1.4%)
Credit Mutuel — CIC Home Loan SFH
1.50%, 11/16/17 (c)(d)	200	200
U.S. Treasury Securities (16.7%)
U.S. Treasury Bonds,
2.75%, 11/15/42	425	389
3.00%, 5/15/42	405	391
U.S. Treasury Notes,
0.63%, 8/15/16 - 5/31/17	1,125	1,122
0.88%, 1/31/17	525	526
		2,428
Total Fixed Income Securities (Cost $13,219)		13,631
	Shares
Short-Term Investments (15.5%)
Securities held as Collateral on Loaned Securities (10.1%)
Investment Company (8.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	1,186,306	1,186
	Face Amount (000)
Repurchase Agreement (1.9%)
Merrill Lynch & Co., Inc., (Zero Coupon, dated 9/30/14, due 10/1/14; proceeds $282; fully collateralized by various U.S. Government agency securities; 3.00% - 7.00% due 9/15/31 - 9/15/44; valued at $287)	$282	282
Total Securities held as Collateral on Loaned Securities (Cost $1,468)		1,468
	Shares
Investment Company (4.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $703)	702,607	703
	Face Amount (000)	Value (000)
U.S. Treasury Securities (0.6%)
U.S. Treasury Bills,
0.04%, 2/12/15 (e)(f)	$25	$25
0.05%, 2/12/15 (e)(f)	62	62
Total U.S. Treasury Securities (Cost $87)		87
Total Short-Term Investments (Cost $2,258)		2,258
Total Investments (109.6%) (Cost $15,477) Including $1,492 of Securities Loaned (g)		15,889
Liabilities in Excess of Other Assets (-9.6%)		(1,386)
Net Assets (100.0%)		$14,503

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2014.

(b)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2014.

(c)  All or a portion of this security was on loan at September 30, 2014.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Rate shown is the yield to maturity at September 30, 2014.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(g)  Securities are available for collateral in connection with securities purchased on open futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	24	$5,252	Dec-14	$(2)
U.S. Treasury Long Bond	4	552	Dec-14	(7)
Short:
U.S. Treasury 5 yr. Note	4	(473)	Dec-14	(— @)
U.S. Treasury 10 yr. Note	5	(623)	Dec-14	3
U.S. Treasury Ultra Bond	2	(305)	Dec-14	4
				$(2)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2014:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$250	1.00%	3/20/19	$5	$(5)	$— @	BBB+
Barclays Bank PLC Yum! Brands, Inc.	Buy	250	1.00	12/20/18	(4)	(1)	(5)	BBB
		$500			$1	$(6)	$(5)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2014:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.14%	7/23/17	$752	$1
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.06	8/21/17	1,700	8
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.18	9/4/17	700	1
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.17	9/5/17	900	2
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.19	9/10/17	250	1
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.71	8/21/19	564	4
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.81	9/4/19	200	1
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.80	9/5/19	271	1
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.85	9/10/19	73	—	@
						$19

†  Credit Rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

@  Value is less than $500.

LIBOR  London Interbank Offered Rate.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	32.9%
Finance	18.9
U.S. Treasury Securities	16.8
Industrials	14.5
Collateralized Mortgage Obligations — Agency Collateral Series	6.9
Short-Term Investments	5.5
Other**	4.5
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $7,205,000 with net unrealized depreciation of approximately $2,000. Does not include open swap agreements with net unrealized appreciation of approximately $13,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Core Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $13,588)	$14,000
Investment in Security of Affiliated Issuer, at Value (Cost $1,889)	1,889
Total Investments in Securities, at Value (Cost $15,477)	15,889
Cash	60
Receivable for Investments Sold	104
Interest Receivable	86
Due from Adviser	38
Premium Paid on Open Swap Agreements	5
Receivable for Variation Margin on Swap Agreements	1
Receivable from Affiliate	—	@
Receivable for Variation Margin on Futures Contracts	—	@
Other Assets	24
Total Assets	16,207
Liabilities:
Collateral on Securities Loaned, at Value	1,528
Payable for Investments Purchased	50
Payable for Sub Transfer Agency Fees — Class I	45
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Professional Fees	25
Payable for Custodian Fees	7
Unrealized Depreciation on Swap Agreements	6
Payable for Trustees' Fees and Expenses	6
Premium Received on Open Swap Agreements	4
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	31
Total Liabilities	1,704
Net Assets	$14,503
Net Assets Consist Of:
Paid-in-Capital	$50,475
Accumulated Undistributed Net Investment Income	356
Accumulated Net Realized Loss	(36,751)
Unrealized Appreciation (Depreciation) on:
Investments	412
Futures Contracts	(2)
Swap Agreements	13
Net Assets	$14,503

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Core Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2014 (000)
CLASS I:
Net Assets	$14,350
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,406,777
Net Asset Value, Offering and Redemption Price Per Share	$10.20
CLASS A:
Net Assets	$143
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	13,957
Net Asset Value, Redemption Price Per Share	$10.27
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.46
Maximum Offering Price Per Share	$10.73
CLASS L:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	972
Net Asset Value, Offering and Redemption Price Per Share	$10.24
(1) Including: Securities on Loan, at Value:	$1,492

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Core Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,225
Income from Securities Loaned — Net	7
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	1,233
Expenses:
Advisory Fees (Note B)	140
Professional Fees	139
Shareholder Reporting Fees	68
Sub Transfer Agency Fees — Class I	57
Sub Transfer Agency Fees — Class A	1
Registration Fees	44
Custodian Fees (Note F)	35
Administration Fees (Note C)	30
Pricing Fees	29
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Trustees' Fees and Expenses	3
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Other Expenses	2
Total Expenses	557
Expenses Reimbursed by Adviser (Note B)	(164)
Waiver of Advisory Fees (Note B)	(140)
Reimbursement of Class Specific Expenses — Class I (Note B)	(60)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	187
Net Investment Income	1,046
Realized Gain:
Investments Sold	692
Futures Contracts	104
Swap Agreements	95
Net Realized Gain	891
Change in Unrealized Appreciation (Depreciation):
Investments	436
Futures Contracts	9
Swap Agreements	(300)
Net Change in Unrealized Appreciation (Depreciation)	145
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,036
Net Increase in Net Assets Resulting from Operations	$2,082

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Core Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2014 (000)	Year Ended September 30, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,046	$1,357
Net Realized Gain	891	617
Net Change in Unrealized Appreciation (Depreciation)	145	(2,775)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,082	(801)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,206)	(1,658)
Class A*:
Net Investment Income	(12)	(10)
Class H*:
Net Investment Income	—	(3	)**
Class L:
Net Investment Income	(— @)	(—	@)
Total Distributions	(1,218)	(1,671)
Capital Share Transactions:(1)
Class I:
Subscribed	11,931	2,259
Distributions Reinvested	1,125	1,656
Redeemed	(48,180)	(9,860)
Class A*:
Subscribed	100	223
Distributions Reinvested	12	10
Conversion from Class H	—	69
Redeemed	(497)	(96)
Class H*:
Subscribed	—	275	**
Distributions Reinvested	—	2	**
Conversion to Class A	—	(69	)**
Redeemed	—	(212	)**
Class L:
Subscribed	33	—
Distributions Reinvested	— @	—
Redeemed	(33)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(35,509)	(5,743)
Total Decrease in Net Assets	(34,645)	(8,215)
Net Assets:
Beginning of Period	49,148	57,363
End of Period (Including Accumulated Undistributed Net Investment Income of $356 and $558)	$14,503	$49,148
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,176	220
Shares Issued on Distributions Reinvested	113	161
Shares Redeemed	(4,736)	(957)
Net Decrease in Class I Shares Outstanding	(3,447)	(576)
Class A*:
Shares Subscribed	11	21
Shares Issued on Distributions Reinvested	1	1
Conversion from Class H	—	7
Shares Redeemed	(49)	(9)
Net Increase (Decrease) in Class A Shares Outstanding	(37)	20
Class H*:
Shares Subscribed	—	26	**
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(7	)**
Shares Redeemed	—	(20	)**
Net Increase (Decrease) in Class H Shares Outstanding	—	(1)
Class L:
Shares Subscribed	3	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(3)	—
Net Increase (Decrease) in Class L Shares Outstanding	(— @@)	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Core Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011		2010
Net Asset Value, Beginning of Period	$10.02		$10.50	$10.08	$9.96		$9.49
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.26	0.29	0.34		0.34
Net Realized and Unrealized Gain (Loss)	0.21		(0.42)	0.48	0.08		0.45
Total from Investment Operations	0.49		(0.16)	0.77	0.42		0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.32)	(0.35)	(0.30)		(0.32)
Net Asset Value, End of Period	$10.20		$10.02	$10.50	$10.08		$9.96
Total Return++	4.97%		(1.57)%	7.83%	4.34%		8.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,350		$48,620	$57,013	$63,866		$75,651
Ratio of Expenses to Average Net Assets (1)	0.49	%+††	0.49%+	0.49%+	0.50	%+††	0.50	%+††
Ratio of Net Investment Income to Average Net Assets (1)	2.81	%+††	2.57%+	2.80%+	3.43	%+††	3.58	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%	0.00	%§	0.00	%§
Portfolio Turnover Rate	172%		187%	216%	234%		261%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.47	%††	1.16%	0.97%	0.99	%††	0.67	%+††
Net Investment Income to Average Net Assets	1.83	%††	1.90%	2.32%	2.94	%††	3.41	%+††

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Core Fixed Income Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011		2010
Net Asset Value, Beginning of Period	$10.07		$10.56	$10.14	$10.01		$9.53
Income (Loss) from Investment Operations:
Net Investment Income†	0.25		0.24	0.23	0.31		0.32
Net Realized and Unrealized Gain (Loss)	0.21		(0.43)	0.52	0.09		0.46
Total from Investment Operations	0.46		(0.19)	0.75	0.40		0.78
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.30)	(0.33)	(0.27)		(0.30)
Net Asset Value, End of Period	$10.27		$10.07	$10.56	$10.14		$10.01
Total Return++	4.61%		(1.89)%	7.55%	4.11%		8.47%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$143		$518	$330	$44		$209
Ratio of Expenses to Average Net Assets (1)	0.84	%+††	0.75%+^	0.74%+	0.75	%+††	0.75	%+††
Ratio of Net Investment Income to Average Net Assets (1)	2.46	%+††	2.32%+^	2.25%+	3.18	%+††	3.33	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%	0.00	%§	0.00	%§
Portfolio Turnover Rate	172%		187%	216%	234%		261%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.15	%††	1.44%	1.33%	1.24	%††	0.92	%+††
Net Investment Income to Average Net Assets	1.15	%††	1.63%	1.66%	2.69	%††	3.16	%+††

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class A shares. Prior to September 16, 2013, the maximum ratio was 0.75% for Class A shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Core Fixed Income Portfolio

	Class L
	Year Ended September 30,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2014		2013		September 30, 2012
Net Asset Value, Beginning of Period	$10.07		$10.55		$10.29
Income (Loss) from Investment Operations:
Net Investment Income†	0.22		0.27		0.06
Net Realized and Unrealized Gain (Loss)	0.21		(0.48)		0.27
Total from Investment Operations	0.43		(0.21)		0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.27)		(0.07)
Net Asset Value, End of Period	$10.24		$10.07		$10.55
Total Return++	4.34%		(2.05)%		3.23	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10		$10
Ratio of Expenses to Average Net Assets (1)	1.09	%+††	1.00	%+^^	0.99	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.21	%+††	2.41	%+^^	1.45	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01	%*
Portfolio Turnover Rate	172%		187%		216	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	14.10	%††	2.21%		1.58	%*
Net Investment Income (Loss) to Average Net Assets	(10.80	)%††	1.20%		0.86	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.00% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined

(that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$4,741	$—	$4,741
Asset-Backed Securities	—	122	—	122
Collateralized Mortgage Obligations — Agency Collateral Series	—	995	—	995
Corporate Bonds	—	5,145	—	5,145
Sovereign	—	200	—	200
U.S. Treasury Securities	—	2,428	—	2,428
Total Fixed Income Securities	—	13,631	—	13,631
Short-Term Investments
Investment Company	1,889	—	—	1,889
Repurchase Agreement	—	282	—	282
U.S. Treasury Securities	—	87	—	87
Total Short-Term Investments	1,889	369	—	2,258
Futures Contracts	7	—	—	7
Interest Rate Swap Agreements	—	19	—	19
Total Assets	1,896	14,019	—	15,915
Liabilities:
Futures Contracts	(9)	—	—	(9)
Credit Default Swap Agreements	—	(6)	—	(6)
Total Liabilities	(9)	(6)	—	(15)
Total	$1,887	$14,013	$—	$15,900

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps". The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$7	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	19	(a)
Total			$26
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(9	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(6)
Total			$(15)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$104
Credit Risk	Swap Agreements	(22)
Interest Rate Risk	Swap Agreements	117
	Total	$199
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$9
Credit Risk	Swap Agreements	6
Interest Rate Risk	Swap Agreements	(306)
	Total	$(291)

At September 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Swap Agreements	$—	$(6)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$6	$—	$—	$6

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

For the year ended September 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$10,437,000
Swap Agreements:
Average monthly notional amount	$6,923,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,492	(d)	$—	$(1,492	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $1,528,000, of which approximately $1,468,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of September 30, 2014, there was uninvested cash of approximately $60,000, which is not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.50% for Class I shares, 0.85% for Class A shares and 1.10% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2014, approximately $140,000 of advisory fees were waived and approximately $228,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,195,000 and $24,240,000, respectively. For the year ended September 30, 2014, purchases and sales of long-term U.S. Government securities were approximately $57,036,000 and $73,447,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2014, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2014 is as follows:

Value September 30, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2014 (000)
$6,159	$16,163	$20,433	$1	$1,889

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2014 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From: Ordinary Income (000)	2013 Distributions Paid From: Ordinary Income (000)
$1,218	$1,671

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$(30)	$30	$—

At September 30, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$351	$—

At September 30, 2014, the aggregate cost for Federal income tax purposes is approximately $15,477,000. The aggregate gross unrealized appreciation is approximately $517,000 and the aggregate gross unrealized depreciation is approximately $105,000 resulting in net unrealized appreciation of approximately $412,000.

At September 30, 2014, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$33,429	September 30, 2017
3,319	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $926,000.

I. Other (unaudited): At September 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 11% and 17%, for Class I and Class A shares, respectively.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2014

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity, Director Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) For MSIM's Long Only business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTFXDINCANN
1044156 EXP 11.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2014

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	18
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	36
U.S. Privacy Policy	37
Trustee and Officer Information	40

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2014

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Actual Ending Account Value 9/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,034.30	$1,022.06	$3.06	$3.04	0.60%
Core Plus Fixed Income Portfolio Class A	1,000.00	1,031.50	1,020.31	4.84	4.81	0.95
Core Plus Fixed Income Portfolio Class L	1,000.00	1,031.20	1,019.05	6.11	6.07	1.20

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Portfolio's management fee and total expense ratio were higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2014, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 7.82%, net of fees. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 3.96%.

Factors Affecting Performance

•  After rallying for most of the period, risky assets paused late in the period as investors took stock of the changing fundamental backdrop and re-evaluated whether market risk premia are sufficient to compensate for these risks. In the U.S., investors increased their focus on when the Federal Reserve (Fed) will raise rates, potentially increasing the volatility in financial markets. In contrast, investors in Europe focused on the weakening fundamental backdrop as economic growth continued to decelerate and inflation expectations continued their downward path, thereby putting pressure on the European Central Bank (ECB) to take additional unconventional action. On a global basis, expectations for growth continued to fall, and this has been reflected in weaker commodity prices and the strengthening U.S. dollar. These concerns, combined with the growing geopolitical tension in Syria and Iraq, contributed to an uncertain backdrop for investing.

•  In the U.S., the Fed has maintained a view that rates will remain low for a "considerable time." The ECB eased policy rates and announced outright asset purchases of asset-backed securities (ABS) and covered bonds. The Bank of Japan continued to contemplate ways to ease financial conditions. Both Australian and New Zealand central banks have also turned slightly more dovish, meaning that they are more favorable toward maintaining low interest rates to foster economic growth. As long as the inflation backdrop remains steady, the risk of a sharp rise in interest rates appears minimal.

•  The Fed is expected to complete the tapering of its mortgage-backed security (MBS) purchase program by October of this year. During the first half of 2014, the Fed purchased as much as 75% of net

MBS issuance.(i) The Fed's share declined to 30% to 50% in the third quarter, as MBS gross issuance increased in the summer months and the Fed continued to reduce the size of its purchases. Even after the bond buying program ends, the Fed will continue to reinvest MBS paydowns, which is expected to reduce its share of net issuance to 25% to 30%.

•  The mortgage primary rate rose slightly from the 2014 lows set in June, ending September at 4.20%.(ii) Despite the low mortgage rate environment, refinancing activity remained at historically low levels and has contributed to relatively tight spreads. Other housing indicators pointed to slower growth in housing trends as new construction remained weak and existing homes sales began to fall at the end of the period. We believe home price growth could continue, albeit at a slower pace. The fundamentals in the housing market are very positive, supported by good housing affordability, near all-time low household debt service ratios and an improving labor market.

•  Commercial mortgage-backed security (CMBS) bond spreads tightened and new issue supply was absorbed by the market. Overall, issuance is projected to exceed last year's volumes and rely on a reasonably active forward calendar. Delinquency trends have remained stable.

•  Corporate credit performed well during the period. On a sector basis, financials continued to outperform industrials, supported by the financials sector's lower net issuance and continued secular de-risking. Credit spreads decompressed, with higher rated issuers outperforming those with lower-quality credit profiles. The high yield segment weakened in the latter part of the period, reflecting both the spread decompression witnessed in the investment grade market and less favorable supply demand characteristics. High yield supply has been high both in Europe and the U.S., while fund flows were negative, particularly in the U.S., as investors reduced positions ahead of a potential rate-raising cycle.

(i)  Fed MBS data from J.P. Morgan Global Structured Financial Research and the Federal Reserve.

(ii)  Data from Bloomberg.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

•  The Treasury yield curve flattened during the period, with two- and five-year yields rising between 20 and 30 basis points, and 10- and 30-year yields falling between 20 and 60 basis points.

•  The Portfolio's positioning in the corporate sector was one of the main drivers of outperformance. In particular, an overweight in financials and allocations to high yield bonds and convertible securities contributed significantly to returns.

•  The Portfolio's allocation to non-agency mortgage securities was another main contributor to relative returns, as the sector performed well.

•  A small overweight to emerging market debt added slightly to returns, as that sector recovered from the sell-off in the summer of 2013.

•  A duration that was lower than that of the Index also contributed positively to returns.

•  Although it detracted toward the end of the period, positioning in agency MBS had a near neutral impact on relative performance overall.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit, particularly in financials, as we believe valuations relative to fundamentals have been attractive.

•  The Portfolio also had allocations to riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds. These sectors performed very well during the period and we took advantage of the recent sell-off to selectively increase exposure to some of these sectors.

•  With regard to interest rate strategy, the Portfolio is positioned to be underweight duration at the intermediate part of the yield curve.

•  We continue being overweight spread product (non-government bonds) as we believe the yield advantage could provide attractive returns over the near term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class L shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Core Plus Bond Funds Index(2)

	Period Ended September 30, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	7.82%	6.27%	3.78%	7.45%
Barclays Capital U.S. Aggregate Index	3.96	4.12	4.62	7.50
Lipper Core Plus Bond Funds Index	5.15	5.73	5.38	—
Portfolio — Class A Shares w/o sales charges(5)	7.35	5.97	3.50	4.79
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	2.79	5.05	3.05	4.54
Barclays Capital U.S. Aggregate Index	3.96	4.12	4.62	5.65
Lipper Core Plus Bond Funds Index	5.15	5.73	5.38	—
Portfolio — Class L Shares w/o sales charges(6)	7.19	—	—	4.41
Barclays Capital U.S. Aggregate Index	3.96	—	—	1.99
Lipper Core Plus Bond Funds Index	5.15	—	—	3.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced operations on November 7, 1996.

(6)  Commenced operations on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (95.8%)
Agency Adjustable Rate Mortgage (0.6%)
Federal National Mortgage Association,
Conventional Pool:
2.33%, 5/1/35	$1,171		$1,252
Agency Fixed Rate Mortgages (23.5%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
12.00%, 2/1/15	—	@	—	@
Gold Pools:
5.00%, 10/1/35	108		119
6.00%, 10/1/36 - 8/1/38	612		693
6.50%, 3/1/16 - 8/1/33	283		320
7.00%, 6/1/28 - 11/1/31	77		83
Federal National Mortgage Association,
Conventional Pools:
3.50%, 12/1/42	3,325		3,396
4.00%, 11/1/41 - 7/1/43	6,188		6,534
5.00%, 3/1/41	528		585
5.50%, 6/1/35 - 5/1/41	2,300		2,579
6.50%, 11/1/23 - 1/1/34	2,475		2,818
7.00%, 11/1/17 - 1/1/34	426		463
8.50%, 1/1/15	—	@	—	@
9.50%, 4/1/30	388		460
12.00%, 11/1/15	5		5
12.50%, 9/1/15	—	@	—	@
October TBA:
3.00%, 10/1/29 (a)	1,406		1,448
3.50%, 10/1/29 - 10/1/44 (a)	1,944		2,027
4.00%, 10/1/44 (a)	4,877		5,140
4.50%, 10/1/44 (a)	5,951		6,422
5.00%, 10/1/44 (a)	3,152		3,478
Government National Mortgage Association,
October TBA:
3.50%, 10/20/44 (a)	4,124		4,261
4.50%, 10/20/44 (a)	2,450		2,657
Various Pools:
3.50%, 12/15/43	863		898
4.00%, 8/20/41 - 3/20/43	1,518		1,612
			45,998
Asset-Backed Securities (0.8%)
Contimortgage Home Equity Trust
8.10%, 8/15/25	32		31
CVS Pass-Through Trust
6.04%, 12/10/28	439		509
Mid-State Trust IV
8.33%, 4/1/30	18		19
U-Haul S Fleet LLC
4.90%, 10/25/23 (b)	987		1,021
			1,580
	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (3.7%)
Federal Home Loan Mortgage Corporation,
IO
0.81%, 1/25/21 (c)	$9,778	$297
IO REMIC
5.85%, 11/15/43 (c)	3,046	477
5.90%, 4/15/39 (c)	2,687	484
IO STRIPS
7.50%, 12/1/29	60	12
8.00%, 1/1/28	102	29
PAC REMIC
9.50%, 4/15/20	1	1
REMIC
3.50%, 12/15/42	815	806
Federal National Mortgage Association,
IO
6.24%, 9/25/20 (c)	4,937	1,178
IO PAC REMIC
8.00%, 9/18/27	243	45
IO REMIC
6.00%, 7/25/33	234	46
6.45%, 9/25/38 (c)	2,092	344
IO STRIPS
6.50%, 9/25/29 - 12/25/29	1,039	239
8.00%, 4/25/24	276	66
8.50%, 10/25/25	86	22
9.00%, 11/25/26	80	18
REMIC
7.00%, 9/25/32	456	522
9.29%, 10/25/41 (c)(d)	342	346
63.62%, 9/25/20 (c)(d)	4	7
Government National Mortgage Association,
IO
3.50%, 5/20/43	2,365	544
5.00%, 2/16/41	589	106
5.90%, 11/16/40 (c)	3,487	649
5.95%, 7/16/33 (c)	5,264	709
6.00%, 6/20/43 (c)	2,282	378
		7,325
Commercial Mortgage-Backed Securities (6.7%)
COMM Mortgage Trust,
5.22%, 8/10/46 (b)(c)	800	788
IO
0.46%, 7/10/45 (c)	16,312	248
1.47%, 7/15/47 (c)	4,275	349
Commercial Mortgage Pass-Through Certificates,
4.76%, 2/10/47 (b)(c)	575	541
IO
1.04%, 10/10/47 (c)	4,752	297
Commercial Mortgage Trust
5.48%, 3/10/39	450	477
DBUBS Mortgage Trust
5.62%, 7/10/44 (b)(c)	325	361

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
FREMF Mortgage Trust,
3.65%, 10/25/46 (b)(c)	$825	$780
4.16%, 8/25/47 (b)(c)	278	275
4.79%, 6/25/47 (b)(c)	219	224
GS Mortgage Securities Trust
4.93%, 8/10/46 (b)(c)	500	480
JP Morgan Chase Commercial Mortgage Securities Trust,
4.72%, 7/15/47 (b)(c)	1,135	1,042
5.46%, 12/12/43	600	628
IO
0.73%, 4/15/46 (c)	6,956	296
1.34%, 7/15/47 (c)	10,753	757
JPMBB Commercial Mortgage Securities Trust,
4.83%, 4/15/47 (b)(c)	775	718
IO
1.29%, 8/15/47	4,590	369
LB-UBS Commercial Mortgage Trust
6.46%, 9/15/45 (c)	550	578
NLY Commercial Mortgage Trust
2.75%, 11/15/30 (b)(c)	218	220
Wells Fargo Commercial Mortgage Trust
3.94%, 8/15/50 (b)	945	802
WF-RBS Commercial Mortgage Trust,
3.43%, 6/15/45	966	989
3.71%, 3/15/45 (c)	140	140
3.99%, 5/15/47 (b)	580	499
4.28%, 5/15/45 (b)(c)	425	398
5.15%, 9/15/46 (b)(c)	805	788
		13,044
Corporate Bonds (33.4%)
Finance (14.6%)
Abbey National Treasury Services PLC
3.05%, 8/23/18	490	508
ABN Amro Bank N.V.
4.25%, 2/2/17 (b)	600	639
ACE INA Holdings, Inc.
3.35%, 5/15/24	400	400
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 5/15/19 (b)	380	369
Alexandria Real Estate Equities, Inc.
4.60%, 4/1/22	275	289
American Campus Communities Operating Partnership LP
3.75%, 4/15/23	250	247
American International Group, Inc.,
4.88%, 6/1/22	275	303
6.40%, 12/15/20	146	174
American Realty Capital Properties, Inc.
3.00%, 8/1/18	525	522
Banco de Credito del Peru
6.13%, 4/24/27 (b)(c)(e)	400	429
	Face Amount (000)	Value (000)
Bank of America Corp.,
4.00%, 4/1/24	$220	$223
4.20%, 8/26/24	225	223
5.00%, 1/21/44	180	191
MTN
3.30%, 1/11/23	660	644
Bank of New York Mellon Corp. (The)
3.65%, 2/4/24	400	410
Barclays Bank PLC
3.75%, 5/15/24	475	473
BNP Paribas SA
5.00%, 1/15/21	175	195
Boston Properties LP
3.80%, 2/1/24	175	176
BPCE SA
5.15%, 7/21/24 (b)	600	620
Brookfield Asset Management, Inc.
5.80%, 4/25/17	235	258
Capital One Bank, USA NA
3.38%, 2/15/23	366	359
Capital One Financial Corp.
2.45%, 4/24/19	150	150
Citigroup, Inc.,
3.75%, 6/16/24	675	674
4.05%, 7/30/22	165	167
6.68%, 9/13/43	120	148
8.13%, 7/15/39	175	260
CNA Financial Corp.
5.75%, 8/15/21	315	360
Commonwealth Bank of Australia
5.00%, 3/19/20 (b)	300	337
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.95%, 11/9/22	650	654
Credit Agricole SA,
3.88%, 4/15/24 (b)	500	503
7.88%, 1/23/24 (b)(c)(f)	200	203
Credit Suisse AG
6.50%, 8/8/23 (b)	425	463
DBS Group Holdings Ltd.
2.25%, 7/16/19 (b)(e)	525	520
Discover Bank
7.00%, 4/15/20	250	296
General Electric Capital Corp.,
MTN
5.88%, 1/14/38	235	284
Series G
6.00%, 8/7/19	694	810
Genworth Holdings, Inc.
7.20%, 2/15/21 (e)	375	442
Goldman Sachs Group, Inc. (The),
3.63%, 1/22/23	440	438
6.75%, 10/1/37	490	586

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (b)	$425	$496
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	645	729
HBOS PLC,
Series G
6.75%, 5/21/18 (b)	813	921
Healthcare Trust of America Holdings LP
3.70%, 4/15/23	350	342
HSBC Finance Corp.
6.68%, 1/15/21	420	493
HSBC Holdings PLC,
4.25%, 3/14/24	200	203
6.38%, 9/17/24 (c)(e)(f)	200	200
HSBC USA, Inc.
3.50%, 6/23/24	225	226
ING Bank N.V.
5.80%, 9/25/23 (b)	520	574
Intesa Sanpaolo SpA
5.25%, 1/12/24	410	438
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.38%, 4/1/20 (b)	380	390
JPMorgan Chase & Co.,
3.20%, 1/25/23	690	674
3.88%, 9/10/24	300	294
4.63%, 5/10/21	380	414
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (b)	150	150
Lloyds Bank PLC
6.50%, 9/14/20 (b)(e)	400	466
Macquarie Bank Ltd.
6.63%, 4/7/21 (b)(e)	490	559
Nationwide Building Society
6.25%, 2/25/20 (b)	645	754
Nationwide Financial Services, Inc.
5.38%, 3/25/21 (b)	450	507
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	791	895
PNC Financial Services Group, Inc. (The)
3.90%, 4/29/24	210	209
Principal Financial Group, Inc.
1.85%, 11/15/17	575	576
QBE Capital Funding III Ltd.
7.25%, 5/24/41 (b)(c)	550	600
Realty Income Corp.
3.25%, 10/15/22	400	392
Standard Chartered PLC
3.95%, 1/11/23 (b)(e)	310	302
Swedbank AB
2.38%, 2/27/19 (b)	340	341
	Face Amount (000)	Value (000)
Synchrony Financial
4.25%, 8/15/24	$300	$300
UnitedHealth Group, Inc.
2.88%, 3/15/23	800	782
Wells Fargo & Co.,
4.13%, 8/15/23	170	176
Series M
3.45%, 2/13/23	320	315
		28,665
Industrials (16.7%)
21st Century Fox America, Inc.
4.75%, 9/15/44 (b)	325	328
Albea Beauty Holdings SA
8.38%, 11/1/19 (b)	600	643
Altria Group, Inc.
5.38%, 1/31/44	285	305
Amgen, Inc.
5.15%, 11/15/41	198	210
Anadarko Petroleum Corp.
6.45%, 9/15/36	250	306
Anheuser-Busch InBev Finance, Inc.
3.70%, 2/1/24 (e)	475	479
Apple, Inc.,
2.40%, 5/3/23	295	279
4.45%, 5/6/44	300	307
AT&T, Inc.
6.30%, 1/15/38	350	415
Baidu, Inc.
2.75%, 6/9/19	475	473
Barrick Gold Corp.
4.10%, 5/1/23 (e)	255	245
BHP Billiton Finance USA Ltd.
3.85%, 9/30/23	370	385
Bombardier, Inc.
6.13%, 1/15/23 (b)(e)	450	453
BP Capital Markets PLC
3.25%, 5/6/22	600	596
Cardtronics, Inc.
5.13%, 8/1/22 (b)	375	371
Caterpillar, Inc.
3.40%, 5/15/24 (e)	600	606
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 4/15/23	325	320
CEVA Group PLC
7.00%, 3/1/21 (b)(e)	370	372
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 6/15/19	375	400
CNOOC Finance 2013 Ltd.
3.00%, 5/9/23	540	503
Coca-Cola Co.
3.20%, 11/1/23	375	377
Continental Resources, Inc.
4.90%, 6/1/44 (e)	475	465

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
CSC Holdings LLC
5.25%, 6/1/24 (b)	$450	$433
Devon Energy Corp.
3.25%, 5/15/22	325	323
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	175	178
eBay, Inc.
2.88%, 8/1/21 (e)	475	466
Eldorado Gold Corp.
6.13%, 12/15/20 (b)	380	379
EMC Corp.
3.38%, 6/1/23	210	206
Ensco PLC
5.75%, 10/1/44	225	229
Exide Technologies
8.63%, 2/1/18 (g)(h)	219	59
Experian Finance PLC
2.38%, 6/15/17 (b)	635	646
Freeport-McMoRan, Inc.
3.88%, 3/15/23 (e)	220	217
General Motors Financial Co., Inc.
4.38%, 9/25/21 (e)	400	410
Gilead Sciences, Inc.
4.80%, 4/1/44	300	317
Glencore Funding LLC
4.13%, 5/30/23 (b)(e)	390	387
Goldcorp, Inc.
3.70%, 3/15/23	400	393
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	630	736
HCA, Inc.
4.75%, 5/1/23 (e)	445	436
Heathrow Funding Ltd.
4.88%, 7/15/21 (b)(e)	525	580
Hewlett-Packard Co.,
3.75%, 12/1/20	275	285
4.65%, 12/9/21	155	168
Home Depot, Inc.
5.88%, 12/16/36	400	494
Illumina, Inc.
0.00%, 6/15/19 (b)	328	338
Intel Corp.,
2.70%, 12/15/22	400	390
2.95%, 12/15/35	356	454
Johnson Controls, Inc.,
3.63%, 7/2/24	95	94
4.95%, 7/2/64	175	172
Liberty Media Corp.
1.38%, 10/15/23 (b)(e)	341	335
McKesson Corp.
4.88%, 3/15/44	220	227
	Face Amount (000)	Value (000)
MDC Partners, Inc.
6.75%, 4/1/20 (b)	$420	$435
Medtronic, Inc.
3.63%, 3/15/24	370	378
Motorola Solutions, Inc.
4.00%, 9/1/24	300	293
NBC Universal Media LLC,
2.88%, 1/15/23	250	246
5.95%, 4/1/41	150	184
NetApp, Inc.
2.00%, 12/15/17	200	201
Novartis Capital Corp.
3.40%, 5/6/24	570	580
Nuance Communications, Inc.
2.75%, 11/1/31 (e)	286	284
NVIDIA Corp.
1.00%, 12/1/18 (b)	550	605
Omega Healthcare Investors, Inc.
4.95%, 4/1/24 (b)	225	230
ON Semiconductor Corp.,
Series B
2.63%, 12/15/26 (e)	290	327
Ooredoo International Finance Ltd.
3.25%, 2/21/23 (b)	450	428
Packaging Corp. of America
4.50%, 11/1/23	270	286
PepsiCo, Inc.
3.60%, 3/1/24 (e)	475	488
Philip Morris International, Inc.
2.50%, 8/22/22	495	474
QVC, Inc.
4.38%, 3/15/23	400	400
Rowan Cos., Inc.
5.85%, 1/15/44 (e)	175	173
RR Donnelley & Sons Co.
7.88%, 3/15/21	345	380
SanDisk Corp.
0.50%, 10/15/20 (b)	375	451
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 5/17/22 (b)(e)	500	504
SK Telecom Co., Ltd.
2.13%, 5/1/18 (b)	200	199
Spectra Energy Capital LLC
3.30%, 3/15/23	475	454
Target Corp.
3.50%, 7/1/24	325	326
Tiffany & Co.
4.90%, 10/1/44 (b)	100	100
Time Warner Cable, Inc.
4.50%, 9/15/42 (e)	475	471
Transocean, Inc.
6.38%, 12/15/21	275	293

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Tyson Foods, Inc.
3.95%, 8/15/24	$530	$532
United Airlines Pass-Through Trust,
Series A
3.75%, 3/3/28	325	329
4.00%, 10/11/27 (e)	675	678
United Rentals North America, Inc.
5.75%, 11/15/24	370	376
United Technologies Corp.
4.50%, 6/1/42	165	173
Verizon Communications, Inc.,
5.01%, 8/21/54 (b)	658	664
6.55%, 9/15/43	657	822
Volkswagen International Finance N.V.
2.38%, 3/22/17 (b)	190	195
Wal-Mart Stores, Inc.
5.25%, 9/1/35	290	336
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	390	403
Yahoo!, Inc.
0.00%, 12/1/18 (b)(e)	550	574
Zimmer Holdings, Inc.
5.75%, 11/30/39	220	258
		32,720
Utilities (2.1%)
Access Midstream Partners LP/ACMP Finance Corp.
4.88%, 5/15/23	475	490
CEZ AS
4.25%, 4/3/22 (b)	210	223
DCP Midstream Operating LP
3.88%, 3/15/23	375	376
Delmarva Power & Light Co.
4.00%, 6/1/42	475	463
EnLink Midstream Partners LP
2.70%, 4/1/19	400	403
Exelon Generation Co., LLC
6.25%, 10/1/39	445	520
Jersey Central Power & Light Co.
4.70%, 4/1/24 (b)	700	744
PPL WEM Holdings Ltd.
3.90%, 5/1/16 (b)	375	390
State Grid Overseas Investment 2013 Ltd.
3.13%, 5/22/23 (b)	540	517
		4,126
		65,511
Mortgages — Other (10.0%)
Banc of America Alternative Loan Trust,
0.80%, 7/25/46 (c)	481	328
5.50%, 10/25/35	2,110	1,970
5.86%, 10/25/36	935	639
	Face Amount (000)	Value (000)
5.91%, 10/25/36 (c)	$1,630	$1,112
6.00%, 4/25/36	445	461
Banc of America Funding Trust
0.52%, 8/25/36 (c)	98	84
Chase Mortgage Finance Trust
6.00%, 10/25/36	529	473
Chaseflex Trust
6.00%, 2/25/37	1,349	1,155
Commercial Mortgage Pass-Through Certificates
5.07%, 4/10/47 (b)(c)	883	834
First Horizon Alternative Mortgage Securities Trust
6.25%, 8/25/36	830	694
Freddie Mac Structured Agency Credit Risk Debt Notes
3.90%, 9/25/24 (c)	352	345
GS Mortgage Securities Trust
0.90%, 9/10/49	5,990	376
GSMSC Pass-Through Trust
7.50%, 9/25/36 (b)(c)	1,128	985
Harborview Mortgage Loan Trust
0.34%, 1/19/38 (c)	338	291
Impac CMB Trust
0.89%, 4/25/35 (c)	370	285
JP Morgan Mortgage Trust,
2.67%, 6/25/37 (c)	323	296
6.00%, 6/25/37	358	342
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36	1,749	1,744
6.50%, 9/25/37	1,879	1,678
RALI Trust,
0.33%, 12/25/36 (c)	528	398
0.34%, 12/25/36 (c)	961	724
5.50%, 12/25/34	1,317	1,341
6.00%, 11/25/36	280	224
Springleaf Mortgage Loan Trust
3.56%, 12/25/59 (b)(c)	860	876
Washington Mutual Mortgage Pass-Through Certificates Trust,
0.89%, 4/25/47 (c)	717	587
1.10%, 7/25/46 (c)	1,512	1,312
		19,554
Municipal Bonds (1.2%)
City of Chicago, IL,
O'Hare International Airport Revenue
6.40%, 1/1/40	255	322
City of New York, NY,
Series G-1
5.97%, 3/1/36	270	331
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds
6.18%, 1/1/34	477	594

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Municipal Bonds (cont'd)
Municipal Electric Authority of Georgia,
6.64%, 4/1/57		$283	$356
6.66%, 4/1/57		320	395
New York City, NY,
Transitional Finance Authority Future Tax Secured Revenue
5.27%, 5/1/27		320	380
			2,378
Sovereign (5.4%)
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 7/12/20 (b)		580	620
Brazilian Government International Bond,
5.00%, 1/27/45		244	231
5.63%, 1/7/41 (e)		132	137
Hellenic Republic Government Bond,
2.00%, 2/24/25 (i)	EUR	950	900
3.38%, 7/17/17 (b)		720	893
Hungary Government International Bond
5.38%, 3/25/24		$202	214
KazMunayGas National Co., JSC
6.38%, 4/9/21 (b)		900	974
Mexico Government International Bond
3.63%, 3/15/22		868	884
Petroleos Mexicanos
4.88%, 1/24/22		1,000	1,065
Poland Government International Bond
5.00%, 3/23/22		1,000	1,101
Portugal Obrigacoes do Tesouro OT,
3.88%, 2/15/30 (b)	EUR	280	359
4.10%, 4/15/37 (b)		2,010	2,574
Spain Government International Bond
4.00%, 3/6/18 (b)		$650	694
			10,646
U.S. Agency Securities (1.7%)
Federal Home Loan Mortgage Corporation,
3.75%, 3/27/19		2,520	2,730
6.75%, 3/15/31		470	678
			3,408
U.S. Treasury Securities (8.8%)
U.S. Treasury Bonds,
2.75%, 11/15/42		5,100	4,667
3.13%, 2/15/43 (e)		2,000	1,971
U.S. Treasury Note
0.88%, 1/31/17		10,500	10,522
			17,160
Total Fixed Income Securities (Cost $183,105)			187,856
	Shares	Value (000)
Short-Term Investments (18.9%)
Securities held as Collateral on Loaned Securities (2.4%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	3,726,793	$3,727
	Face Amount (000)
Repurchase Agreement (0.5%)
Merrill Lynch & Co., Inc., (Zero Coupon, dated 9/30/14, due 10/1/14; proceeds $884; fully collateralized by various U.S. Government agency securities; 3.00% - 7.00% due 9/15/31 - 9/15/44; valued at $901)	$883	883
Total Securities held as Collateral on Loaned Securities (Cost $4,610)		4,610
	Shares
Investment Company (16.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $31,614)	31,613,712	31,614
	Face Amount (000)
U.S. Treasury Securities (0.4%)
U.S. Treasury Bills,
0.03%, 2/12/15 (j)(k)	$60	60
0.04%, 2/12/15 (j)(k)	440	440
0.05%, 2/12/15 (j)(k)	176	176
Total U.S. Treasury Securities (Cost $676)		676
Total Short-Term Investments (Cost $36,900)		36,900
Total Investments (114.7%) (Cost $220,005) Including $6,240 of Securities Loaned (l)		224,756
Liabilities in Excess of Other Assets (-14.7%)		(28,839)
Net Assets (100.0%)		$195,917

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2014.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2014.

(e)  All or a portion of this security was on loan at September 30, 2014.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2014.

(g)  Issuer in bankruptcy.

(h)  Non-income producing security; bond in default.

(i)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2014. Maturity date disclosed is the ultimate maturity date.

(j)  Rate shown is the yield to maturity at September 30, 2014.

(k)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(l)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

@  Value is less than $500.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Citibank NA	CAD	2,988	$2,668	10/3/14	USD	2,755	$2,755	$87
Citibank NA	MXN	74	6	10/3/14	USD	6	6	—	@
Deutsche Bank AG	NOK	53	8	10/3/14	USD	8	8	—	@
Deutsche Bank AG	USD	970	970	10/3/14	NOK	6,000	934	(36)
HSBC Bank PLC	AUD	1,067	934	10/3/14	USD	970	970	36
HSBC Bank PLC	EUR	279	352	10/3/14	USD	361	361	9
HSBC Bank PLC	EUR	760	960	10/3/14	USD	970	970	10
HSBC Bank PLC	JPY	104,019	948	10/3/14	USD	973	973	25
HSBC Bank PLC	NOK	5,947	926	10/3/14	USD	934	934	8
HSBC Bank PLC	NZD	3,480	2,716	10/3/14	USD	2,905	2,905	189
HSBC Bank PLC	SEK	6,920	959	10/3/14	USD	973	973	14
HSBC Bank PLC	USD	875	875	10/3/14	CAD	963	860	(15)
HSBC Bank PLC	USD	1,816	1,816	10/3/14	EUR	1,404	1,773	(43)
HSBC Bank PLC	USD	6,757	6,757	10/3/14	EUR	5,352	6,759	2
HSBC Bank PLC	USD	949	949	10/3/14	JPY	104,019	948	(1)
HSBC Bank PLC	USD	2,846	2,846	10/3/14	NZD	3,489	2,723	(123)
HSBC Bank PLC	USD	959	959	10/3/14	SEK	6,920	959	(—	@)
JPMorgan Chase Bank NA	USD	1,859	1,859	10/3/14	AUD	2,127	1,862	3
JPMorgan Chase Bank NA	USD	5	5	10/3/14	MXN	74	5	(—	@)
UBS AG	AUD	1,060	928	10/3/14	USD	989	989	61
UBS AG	EUR	5,718	7,221	10/3/14	USD	7,538	7,538	317
UBS AG	NZD	9	7	10/3/14	USD	7	7	—	@
UBS AG	USD	1,807	1,807	10/3/14	CAD	2,025	1,808	1
Deutsche Bank AG	CAD	121	108	11/5/14	USD	108	108	—	@
Deutsche Bank AG	USD	8	8	11/5/14	NOK	53	8	(—	@)
HSBC Bank PLC	EUR	5,352	6,761	11/5/14	USD	6,759	6,759	(2)
HSBC Bank PLC	JPY	104,019	949	11/5/14	USD	949	949	—	@
HSBC Bank PLC	SEK	6,920	959	11/5/14	USD	959	959	—	@
JPMorgan Chase Bank NA	AUD	2,127	1,858	11/5/14	USD	1,855	1,855	(3)
JPMorgan Chase Bank NA	MXN	74	5	11/5/14	USD	5	5	—	@
UBS AG	CAD	2,025	1,806	11/5/14	USD	1,805	1,805	(1)
UBS AG	USD	7	7	11/5/14	NZD	9	7	(—	@)
			$49,937				$50,475	$538

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	353	$77,252	Dec-14	$(29)
U.S. Treasury 5 yr. Note	132	15,610	Dec-14	(23)
U.S. Treasury Long Bond	20	2,758	Dec-14	(36)
U.S. Treasury Ultra Long Bond	7	1,067	Dec-14	(16)
Short:
U.S. Treasury 10 yr. Note	208	(25,925)	Dec-14	163
				$59

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2014:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$995	1.00%	3/20/19	$19	$(18)	$1	BBB+
Barclays Bank PLC Yum! Brands, Inc.	Buy	950	1.00	12/20/18	(17)	(5)	(22)	BBB
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	4,600	1.00	6/20/19	(94)	19	(75)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	3,825	1.00	6/20/19	(77)	15	(62)	NR
		$10,370			$(169)	$11	$(158)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2014:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.14%	7/23/17	$9,915	$7
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.06	8/21/17	21,300	98
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.18	9/4/17	7,850	16
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.17	9/5/17	12,000	27
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.19	9/10/17	6,000	12
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.71	8/21/19	7,064	58
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.81	9/4/19	2,400	11
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.80	9/5/19	3,612	17
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.85	9/10/19	1,740	6
						$252

@    Value is less than $500.

†    Credit Rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

NR    Not Rated.

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

EUR  —  Euro

JPY  —  Japanese Yen

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

SEK  —  Swedish Krona

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	20.9%
Industrials	14.9
Short-Term Investments	14.7
Other**	13.9
Finance	13.0
Mortgages — Other	8.9
U.S. Treasury Securities	7.8
Commercial Mortgage-Backed Securities	5.9
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $122,612,000 with net unrealized appreciation of approximately $59,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $538,000 and does not include open swap agreements with net unrealized appreciation of approximately $263,000.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $184,664)	$189,415
Investment in Security of Affiliated Issuer, at Value (Cost $35,341)	35,341
Total Investments in Securities, at Value (Cost $220,005)	224,756
Cash	191
Interest Receivable	1,290
Receivable for Investments Sold	822
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	762
Receivable for Swap Agreements Termination	266
Receivable for Variation Margin on Futures Contracts	153
Receivable for Portfolio Shares Sold	144
Premium Paid on Open Swap Agreements	19
Tax Reclaim Receivable	12
Receivable from Affiliate	1
Other Assets	41
Total Assets	228,457
Liabilities:
Payable for Investments Purchased	26,535
Collateral on Securities Loaned, at Value	4,801
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	224
Payable for Swap Agreements Termination	209
Payable for Advisory Fees	192
Payable for Variation Margin on Swap Agreements	154
Payable for Trustees' Fees and Expenses	129
Payable for Portfolio Shares Redeemed	90
Payable for Sub Transfer Agency Fees — Class I	65
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Unrealized Depreciation on Swap Agreements	23
Payable for Professional Fees	23
Premium Received on Open Swap Agreements	17
Payable for Administration Fees	13
Payable for Custodian Fees	12
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A	1
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	49
Total Liabilities	32,540
Net Assets	$195,917
Net Assets Consist Of:
Paid-in-Capital	$664,122
Accumulated Undistributed Net Investment Income	3,137
Accumulated Net Realized Loss	(476,949)
Unrealized Appreciation (Depreciation) on:
Investments	4,751
Futures Contracts	59
Swap Agreements	263
Foreign Currency Forward Exchange Contracts	538
Foreign Currency Translations	(4)
Net Assets	$195,917

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2014 (000)
CLASS I:
Net Assets	$192,868
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	18,624,049
Net Asset Value, Offering and Redemption Price Per Share	$10.36
CLASS A:
Net Assets	$2,941
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	283,648
Net Asset Value, Redemption Price Per Share	$10.37
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.46
Maximum Offering Price Per Share	$10.83
CLASS L:
Net Assets	$108
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,448
Net Asset Value, Offering and Redemption Price Per Share	$10.37
(1) Including: Securities on Loan, at Value:	$6,240

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$6,913
Income from Securities Loaned — Net	19
Dividends from Security of Affiliated Issuer (Note G)	11
Total Investment Income	6,943
Expenses:
Advisory Fees (Note B)	718
Sub Transfer Agency Fees	50
Sub Transfer Agency Fees — Class I	197
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class L	— @
Administration Fees (Note C)	153
Professional Fees	143
Shareholder Reporting Fees	76
Custodian Fees (Note F)	74
Pricing Fees	47
Registration Fees	12
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Shareholder Services Fees — Class A (Note D)	8
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Trustees' Fees and Expenses	3
Other Expenses	65
Total Expenses	1,559
Reimbursement of Class Specific Expenses — Class I (Note B)	(203)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Waiver of Advisory Fees (Note B)	(154)
Rebate from Morgan Stanley Affiliate (Note G)	(23)
Net Expenses	1,175
Net Investment Income	5,768
Realized Gain (Loss):
Investments Sold	3,936
Foreign Currency Forward Exchange Contracts	(47)
Foreign Currency Transactions	(1)
Futures Contracts	752
Swap Agreements	21
Net Realized Gain	4,661
Change in Unrealized Appreciation (Depreciation):
Investments	3,871
Foreign Currency Forward Exchange Contracts	827
Foreign Currency Translations	(7)
Futures Contracts	8
Swap Agreements	(890)
Net Change in Unrealized Appreciation (Depreciation)	3,809
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,470
Net Increase in Net Assets Resulting from Operations	$14,238

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2014 (000)	Year Ended September 30, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,768	$6,687
Net Realized Gain	4,661	1,559
Net Change in Unrealized Appreciation (Depreciation)	3,809	(8,974)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,238	(728)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(5,745)	(11,071)
Class A*:
Net Investment Income	(93)	(175)
Class H*:
Net Investment Income	—	(2	)**
Class L:
Net Investment Income	(2)	(5)
Total Distributions	(5,840)	(11,253)
Capital Share Transactions:(1)
Class I:
Subscribed	23,107	15,295
Distributions Reinvested	5,736	10,981
Redeemed	(31,232)	(54,815)
Class A*:
Subscribed	1,471	982
Distributions Reinvested	93	175
Conversion from Class H	—	45
Redeemed	(1,926)	(1,527)
Class H*:
Subscribed	—	36	**
Distributions Reinvested	—	1	**
Conversion to Class A	—	(45	)**
Redeemed	—	(28	)**
Class L:
Subscribed	14	3
Distributions Reinvested	2	5
Redeemed	—	(43)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,735)	(28,935)
Total Increase (Decrease) in Net Assets	5,663	(40,916)
Net Assets:
Beginning of Period	190,254	231,170
End of Period (Including Accumulated Undistributed Net Investment Income of $3,137 and $3,086)	$195,917	$190,254
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,271	1,496
Shares Issued on Distributions Reinvested	574	1,077
Shares Redeemed	(3,088)	(5,392)
Net Decrease in Class I Shares Outstanding	(243)	(2,819)
Class A*:
Shares Subscribed	146	96
Shares Issued on Distributions Reinvested	9	17
Conversion from Class H	—	5
Shares Redeemed	(188)	(151)
Net Decrease in Class A Shares Outstanding	(33)	(33)
Class H*:
Shares Subscribed	—	4	**
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(5	)**
Shares Redeemed	—	(2	)**
Net Increase (Decrease) in Class H Shares Outstanding	—	(3)
Class L:
Shares Subscribed	1	—	@@
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	—	(3)
Net Increase (Decrease) in Class L Shares Outstanding	1	(3)

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011		2010
Net Asset Value, Beginning of Period	$9.91		$10.48	$9.92	$9.96		$9.41
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.32	0.39	0.38		0.34
Net Realized and Unrealized Gain (Loss)	0.45		(0.36)	0.63	(0.02)		0.57
Total from Investment Operations	0.76		(0.04)	1.02	0.36		0.91
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.53)	(0.46)	(0.40)		(0.36)
Net Asset Value, End of Period	$10.36		$9.91	$10.48	$9.92		$9.96
Total Return++	7.82%		(0.42)%	10.62%	3.74%		10.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$192,868		$187,014	$227,331	$295,226		$434,657
Ratio of Expenses to Average Net Assets (1)	0.61	%+††	0.71%+^	0.62%+	0.66	%+††	0.51	%+††
Ratio of Net Investment Income to Average Net Assets (1)	3.02	%+††	3.14%+^	3.88%+	3.88	%+††	3.53	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%	0.00	%§	0.01%
Portfolio Turnover Rate	296%		226%	189%	225%		270%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.81	%††	0.73%	N/A	N/A		N/A
Net Investment Income to Average Net Assets	2.82	%††	3.12%	N/A	N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class I shares.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011		2010
Net Asset Value, Beginning of Period	$9.93		$10.50	$9.94	$9.97		$9.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.27		0.29	0.37	0.36		0.31
Net Realized and Unrealized Gain (Loss)	0.45		(0.36)	0.62	(0.02)		0.57
Total from Investment Operations	0.72		(0.07)	0.99	0.34		0.88
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.50)	(0.43)	(0.37)		(0.31)
Net Asset Value, End of Period	$10.37		$9.93	$10.50	$9.94		$9.97
Total Return++	7.35%		(0.68)%	10.31%	3.57%		9.73%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,941		$3,152	$3,673	$4,654		$5,732
Ratio of Expenses to Average Net Assets (1)	0.96	%+††	0.96%+^	0.87%+	0.91	%+††	0.76	%+††
Ratio of Net Investment Income to Average Net Assets (1)	2.67	%+††	2.89%+^	3.63%+	3.63	%+††	3.28	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%	0.00	%§	0.01%
Portfolio Turnover Rate	296%		226%	189%	225%		270%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.11	%††	0.98%	N/A	N/A		N/A
Net Investment Income to Average Net Assets	2.52	%††	2.87%	N/A	N/A		N/A

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class A shares.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2014		2013		September 30, 2012
Net Asset Value, Beginning of Period	$9.92		$10.49		$10.14
Income (Loss) from Investment Operations:
Net Investment Income†	0.25		0.27		0.11
Net Realized and Unrealized Gain (Loss)	0.45		(0.36)		0.35
Total from Investment Operations	0.70		(0.09)		0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.48)		(0.11)
Net Asset Value, End of Period	$10.37		$9.92		$10.49
Total Return++	7.19%		(0.95)%		4.59	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$108		$88		$130
Ratio of Expenses to Average Net Assets (1)	1.21	%+††	1.21	%+^^	1.16	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.42	%+††	2.64	%+^^	2.60	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01	%*
Portfolio Turnover Rate	296%		226%		189	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.10	%††	1.27%		N/A
Net Investment Income to Average Net Assets	0.53	%††	2.58%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.22% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments,

interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,252	$—	$1,252
Agency Fixed Rate Mortgages	—	45,998	—	45,998
Asset-Backed Securities	—	1,580	—	1,580
Collateralized Mortgage Obligations — Agency Collateral Series	—	7,325	—	7,325
Commercial Mortgage-Backed Securities	—	13,044	—	13,044
Corporate Bonds	—	65,511	—	65,511
Mortgages — Other	—	19,554	—	19,554
Municipal Bonds	—	2,378	—	2,378
Sovereign	—	10,646	—	10,646
U.S. Agency Securities	—	3,408	—	3,408
U.S. Treasury Securities	—	17,160	—	17,160
Total Fixed Income Securities	—	187,856	—	187,856
Short-Term Investments
Investment Company	35,341	—	—	35,341
Repurchase Agreement	—	883	—	883
U.S. Treasury Securities	—	676	—	676
Total Short-Term Investments	35,341	1,559	—	36,900

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Foreign Currency Forward Exchange Contracts	$—	$762	$—	$762
Futures Contract	163	—	—	163
Credit Default Swap Agreements	—	34	—	34
Interest Rate Swap Agreements	—	252	—	252
Total Assets	35,504	190,463	—	225,967
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(224)	—	(224)
Futures Contracts	(104)	—	—	(104)
Credit Default Swap Agreements	—	(23)	—	(23)
Total Liabilities	(104)	(247)	—	(351)
Total	$35,400	$190,216	$—	$225,616

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps". The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$762
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	163	(a)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	34	(a)
Swap Agreements	Variation Margin	Interest Rate Risk	252	(a)
	on Swap Agreements
Total			$1,211
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(224)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(104	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(23)
Total			$(351)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(47)
Interest Rate Risk	Futures Contracts	752
Credit Risk	Swap Agreements	(97)
Interest Rate Risk	Swap Agreements	118
	Total	$726
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$827
Interest Rate Risk	Futures Contracts	8
Credit Risk	Swap Agreements	59
Interest Rate Risk	Swap Agreements	(949)
	Total	$(55)
30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

At September 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$762	$(224)
Swap Agreements	—	(23)
Total	$762	$(247)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Citibank NA	$87	$—	$—	$87
HSBC Bank PLC	293	(184)	—	109
JPMorgan Chase Bank NA	3	(3)	—	0
UBS AG	379	(1)	—	378
Total	$762	$(188)	$—	$574
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$23	$—	$—	$23
Deutsche Bank AG	36	—	—	36
HSBC Bank PLC	184	(184)	—	0
JPMorgan Chase Bank NA	3	(3)	—	0
UBS AG	1	(1)	—	0
Total	$247	$(188)	$—	$59

For the year ended September 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$32,130,000
Futures Contracts:
Average monthly original value	$70,236,000
Swap Agreements:
Average monthly notional amount	$59,740,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,240	(d)	$—	$(6,240	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $4,801,000, of which approximately $4,610,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of September 30, 2014, there was uninvested cash of approximately $191,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,580,000 in the form of U.S. Government agency securities, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

For the year ended September 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.28% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.62% for Class I shares, 0.97% for Class A shares and 1.22% for Class L shares. Effective October 6, 2014, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.52% for Class I shares, 0.87% for Class A shares and 1.12% for Class L shares, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2014, approximately $154,000 of advisory fees were waived and approximately $207,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $54,660,000 and $60,066,000, respectively. For the year ended September 30, 2014, purchases and sales of long-term U.S. Government securities were approximately $492,105,000 and $488,842,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2014, advisory fees paid were reduced by approximately $23,000 relating to the Portfolio's investment in the Liquidity Funds.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2014 is as follows:

Value September 30, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2014 (000)
$21,525	$93,116	$79,300	$11	$35,341

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2014 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From: Ordinary Income (000)	2013 Distributions Paid From: Ordinary Income (000)
$5,840	$11,253

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at September 30, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$123	$2,516	$(2,639)

At September 30, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,775	$—

At September 30, 2014, the aggregate cost for Federal income tax purposes is approximately $220,071,000. The aggregate gross unrealized appreciation is approximately $8,885,000 and the aggregate gross unrealized depreciation is approximately $3,547,000 resulting in net unrealized appreciation of approximately $5,338,000.

At September 30, 2014, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$15,680	September 30, 2015
5,336	September 30, 2016
254,264	September 30, 2017
201,462	September 30, 2018

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Capital loss carryforwards of approximately $2,643,000 expired during the year ended September 30, 2014.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $4,745,000.

I. Other (unaudited): At September 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 58% and 32%, for Class I and Class A shares, respectively.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2014

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity, Director Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) For MSIM's Long Only business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

44

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
1043222 EXP 11.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2014

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	32
U.S. Privacy Policy	33
Trustee and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Corporate Bond Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2014

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Actual Ending Account Value 9/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$1,030.40	$1,021.61	$3.51	$3.50	0.69%
Corporate Bond Portfolio Class A	1,000.00	1,028.80	1,019.85	5.29	5.27	1.04
Corporate Bond Portfolio Class L	1,000.00	1,027.30	1,018.55	6.61	6.58	1.30

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited)

Corporate Bond Portfolio

The Corporate Bond Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2014, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 8.79%, net of fees. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the Barclays Capital U.S. Corporate Index (the "Index"), which returned 6.77%.

Factors Affecting Performance

•  After rallying for most of the 12-month period, risky assets paused late in the period as investors took stock of the changing fundamental backdrop and re-evaluated whether market risk premia are sufficient to compensate for these risks. In the U.S., investors increased their focus on when the Federal Reserve (Fed) will raise rates, potentially increasing the volatility in financial markets. In contrast, investors in Europe focused on the weakening fundamental backdrop, as economic growth continued to decelerate and inflation expectations continued their downward path, thereby putting pressure on the European Central Bank (ECB) to take additional unconventional action. On a global basis, expectations for growth continued to fall, and this has been reflected in weaker commodity prices and the strengthening U.S. dollar. These concerns, combined with the growing geopolitical tension in Syria and Iraq, contributed to an uncertain backdrop for investing.

•  Investors also continued to watch the actions of global central banks. In the U.S., the Fed has maintained a view that rates will remain low for a "considerable time." The ECB eased policy rates and announced outright asset purchases of asset-backed securities and covered bonds. The Bank of Japan continued to contemplate ways to ease financial conditions. Both Australian and New Zealand central banks have also turned slightly more dovish, meaning that they are more favorable toward maintaining low interest rates to foster economic growth. As long as the inflation backdrop remains steady, the risk of a sharp rise in interest rates appears minimal.

•  Corporate credit performed well during the period. On a sector basis, financials continued to outperform industrials, supported by the financials sector's lower net issuance and continued secular de-risking. Credit spreads also decompressed, with higher-rated issuers outperforming those with lower-quality credit profiles.

•  The high yield segment weakened in the latter part of the period, reflecting both the spread decompression witnessed in the investment grade market and less favorable supply demand characteristics. High yield supply has been high both in Europe and the U.S., while fund flows were negative, particularly in the U.S., as investors reduced positions ahead of a potential rate-raising cycle.

•  The Treasury curve flattened during the period with two- and five-year yields rising between 20 and 30 basis points and 10- and 30-year yields falling between 20 and 60 basis points.

•  Investment grade credit performed strongly over the past 12 months. Traditionally higher beta (or more volatile) sectors, such as financials and BBB-rated non-financials, outperformed the broader corporate market.

•  The Portfolio's overweight allocation to financial sector credits contributed positively to returns, as spreads in the sector narrowed relative to the broader market.

•  An opportunistic allocation to below investment grade (high yield) also contributed positively to the Portfolio's performance. Despite some recent underperformance, high yield securities performed well over the year as spreads narrowed and default rates remained low.

•  During the year, the Portfolio's duration, a measure of interest-rate sensitivity, was below that of the Index. This defensive positioning detracted from returns as yields fell during the period. The Portfolio did maintain a position seeking to take advantage of yield curve flattening, which contributed positively to returns. The duration and yield curve flattening positions were managed in part using futures and swaps.

Management Strategies

•  As fixed income markets have remained in a "carry" environment — that is, investors borrow at a lower interest rate and invest in a higher-yielding asset — one of our investment themes has been to identify

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

those higher yielding assets we believe could outperform government bonds as the market begins to price in tighter Fed Policy. We believe this theme remains valid as the policy reaction from global central banks remains supportive and the sluggish recovery in global growth acts to minimize the risk of a sharp rise in interest rates. To be clear, we do expect U.S. policy rates to rise in 2015, but we believe this will be a slow process and there are still opportunities to take advantage of income earned from carry while building in a hedge against rising interest rates. In terms of carry, we still believe growth is strong enough to support credit and keep default rates low.

•  Given this outlook, we continue to position the Portfolio to be overweight credit risk, particularly in the financial sector, where we believe that the fundamental story remains one of secular de-risking as banks look to shore up their balance sheets, increase liquidity and reduce their risky activities.

•  In the non-financial segment of the investment grade market, we have positioned the Portfolio with an increasingly defensive stance. While many companies spent the last several years strengthening their balance sheets, more and more have been increasing leverage as the economic recovery matures. We expect this behavior will pressure spreads within the non-financial segment of the market.

•  The Portfolio continues to hold a modest allocation to high yield bonds, as we believe conditions remain supportive for this subsector of the market. We have become more positive on the high yield segment as valuations have recently improved.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class L shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	8.79%	6.25%	4.11%	6.52%
Barclays Capital U.S. Corporate Index	6.77	6.41	5.49	7.31
Lipper Corporate Debt Funds BBB-Rated Index	7.08	7.04	5.53	6.90
Portfolio — Class A Shares w/o sales charges(5)	8.43	6.07	3.95	4.28
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	3.79	5.16	3.50	3.91
Barclays Capital U.S. Corporate Index	6.77	6.41	5.49	6.05
Lipper Corporate Debt Funds BBB-Rated Index	7.08	7.04	5.53	6.04
Portfolio — Class L Shares w/o sales charges(6)	8.15	5.70	—	4.83
Barclays Capital U.S. Corporate Index	6.77	6.41	—	7.08
Lipper Corporate Debt Funds BBB-Rated Index	7.08	7.04	—	6.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced operations on May 20, 2002.

(6)  Commenced operations on June 16, 2008.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.4%)
Asset-Backed Securities (0.8%)
CVS Pass-Through Trust,
6.04%, 12/10/28	$117	$136
8.35%, 7/10/31 (a)	134	182
		318
Collateralized Mortgage Obligation — Agency Collateral Series (0.0%)
Federal Home Loan Mortgage Corporation,
IO STRIPS
8.00%, 1/1/28	19	5
Corporate Bonds (95.0%)
Finance (38.7%)
Abbey National Treasury Services PLC,
3.05%, 8/23/18	120	124
4.00%, 3/13/24	50	51
ACE INA Holdings, Inc.
3.35%, 5/15/24	125	125
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 5/15/19 (a)	150	146
Alexandria Real Estate Equities, Inc.
3.90%, 6/15/23	50	50
American Campus Communities Operating Partnership LP
3.75%, 4/15/23	100	99
American Financial Group, Inc.
9.88%, 6/15/19	225	291
American International Group, Inc.,
4.88%, 6/1/22	100	110
6.40%, 12/15/20	134	160
Bank of America Corp.,
4.00%, 4/1/24 (b)	620	627
4.20%, 8/26/24	100	99
Bank of New York Mellon Corp. (The)
3.65%, 2/4/24	60	62
BBVA Bancomer SA
6.50%, 3/10/21 (a)	150	164
Bear Stearns Cos., LLC (The)
5.55%, 1/22/17	200	218
BNP Paribas SA
5.00%, 1/15/21	95	106
Boston Properties LP
3.80%, 2/1/24	25	25
BPCE SA
5.15%, 7/21/24 (a)(b)	200	206
Capital One Bank, USA NA
3.38%, 2/15/23	342	336
Capital One Financial Corp.
2.45%, 4/24/19	50	50
Citigroup, Inc.,
3.88%, 10/25/23	375	382
4.05%, 7/30/22	140	142
	Face Amount (000)	Value (000)
5.50%, 9/13/25	$50	$55
6.68%, 9/13/43	50	61
8.13%, 7/15/39	100	149
CNA Financial Corp.
5.75%, 8/15/21	250	286
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3.95%, 11/9/22	250	251
Credit Agricole SA
3.88%, 4/15/24 (a)	250	252
Credit Suisse,
3.63%, 9/9/24	250	247
6.00%, 2/15/18	61	68
DBS Group Holdings Ltd.
2.25%, 7/16/19 (a)(b)	225	223
Discover Bank
2.00%, 2/21/18	250	249
Five Corners Funding Trust
4.42%, 11/15/23 (a)	200	210
General Electric Capital Corp.,
5.30%, 2/11/21 (b)	120	135
MTN
5.88%, 1/14/38	230	278
Series G
6.00%, 8/7/19	666	778
Goldman Sachs Group, Inc. (The),
3.63%, 1/22/23	480	477
6.75%, 10/1/37	205	245
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (a)	250	292
Hartford Financial Services Group, Inc.
5.50%, 3/30/20 (b)	275	311
HBOS PLC,
Series G
6.75%, 5/21/18 (a)	357	404
Healthcare Trust of America Holdings LP
3.70%, 4/15/23	100	98
HSBC Finance Corp.
6.68%, 1/15/21	135	158
HSBC Holdings PLC
6.50%, 5/2/36	100	123
HSBC USA, Inc.
3.50%, 6/23/24 (b)	275	276
ING Bank N.V.
5.80%, 9/25/23 (a)	200	221
Intesa Sanpaolo SpA
5.25%, 1/12/24	200	214
JPMorgan Chase & Co.,
3.20%, 1/25/23	275	269
3.88%, 9/10/24	200	196
4.50%, 1/24/22	305	327
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (a)	50	50

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Lincoln National Corp.
7.00%, 6/15/40	$75	$100
Lloyds Bank PLC
6.50%, 9/14/20 (a)(b)	320	373
Macquarie Group Ltd.
6.00%, 1/14/20 (a)	215	241
Nationwide Building Society
6.25%, 2/25/20 (a)	260	304
Nationwide Financial Services, Inc.
5.38%, 3/25/21 (a)	275	310
Pacific LifeCorp
6.00%, 2/10/20 (a)	150	171
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	234	265
PNC Financial Services Group, Inc. (The)
3.90%, 4/29/24	80	80
Principal Financial Group, Inc.
1.85%, 11/15/17	250	250
Protective Life Corp.
7.38%, 10/15/19	175	214
Prudential Financial, Inc.
5.63%, 6/15/43 (c)	95	99
Realty Income Corp.
3.25%, 10/15/22	150	147
Santander US Debt SAU
3.72%, 1/20/15 (a)	200	202
Standard Chartered PLC
3.95%, 1/11/23 (a)(b)	200	195
Synchrony Financial
4.25%, 8/15/24	75	75
UBS AG
7.50%, 7/15/25	100	126
UnitedHealth Group, Inc.,
1.40%, 10/15/17	10	10
2.75%, 2/15/23	55	53
2.88%, 3/15/23	255	249
Voya Financial, Inc.
5.65%, 5/15/53 (c)	100	101
Weingarten Realty Investors
3.38%, 10/15/22	150	149
Wells Fargo & Co.,
1.25%, 7/20/16	300	302
2.15%, 1/15/19	60	60
3.30%, 9/9/24	200	196
Series M
3.45%, 2/13/23	125	123
4.10%, 6/3/26	250	249
4.13%, 8/15/23	130	135
		15,255
	Face Amount (000)	Value (000)
Industrials (46.7%)
21st Century Fox America, Inc.
4.75%, 9/15/44 (a)	$150	$151
ABB Treasury Center USA, Inc.
4.00%, 6/15/21 (a)	50	53
AbbVie, Inc.
2.90%, 11/6/22	43	41
ADT Corp. (The)
6.25%, 10/15/21 (b)	100	104
Alfa SAB de CV
5.25%, 3/25/24 (a)(b)	200	214
Altria Group, Inc.,
2.85%, 8/9/22	115	110
5.38%, 1/31/44	80	86
American Airlines Pass-Through Trust,
4.00%, 1/15/27	190	192
4.95%, 7/15/24	189	202
American Tower Corp.
3.50%, 1/31/23	50	48
Amgen, Inc.
5.15%, 11/15/41	198	210
Anadarko Petroleum Corp.
6.45%, 9/15/36	100	122
Anheuser-Busch InBev Finance, Inc.
3.70%, 2/1/24 (b)	200	202
Apple, Inc.,
2.40%, 5/3/23	125	118
4.45%, 5/6/44 (b)	125	128
Aramark Services, Inc.
5.75%, 3/15/20	95	98
Ashland, Inc.
6.88%, 5/15/43	50	52
AstraZeneca PLC
6.45%, 9/15/37	125	163
AT&T, Inc.
6.30%, 1/15/38	275	326
BAE Systems Holdings, Inc.
3.80%, 10/7/24	100	100
Baidu, Inc.
3.25%, 8/6/18	200	206
Barrick Gold Corp.
4.10%, 5/1/23 (b)	100	96
BHP Billiton Finance USA Ltd.
3.85%, 9/30/23	200	208
Bombardier, Inc.
6.13%, 1/15/23 (a)(b)	116	117
British Airways PLC
4.63%, 6/20/24 (a)(b)	173	182
Burlington Northern Santa Fe LLC,
3.05%, 3/15/22	150	150
4.40%, 3/15/42	75	74
5.65%, 5/1/17	130	144

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Cardtronics, Inc.
5.13%, 8/1/22 (a)	$125	$124
Caterpillar Financial Services Corp.,
Series G
2.45%, 9/6/18	200	204
Caterpillar, Inc.
3.40%, 5/15/24 (b)	125	126
CBS Corp.
4.90%, 8/15/44	75	74
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 4/15/23	150	148
CEVA Group PLC
7.00%, 3/1/21 (a)(b)	75	75
Cimarex Energy Co.
5.88%, 5/1/22	150	162
Coca-Cola Co.
3.20%, 11/1/23 (b)	125	126
Continental Resources, Inc.
3.80%, 6/1/24 (b)	250	245
Covidien International Finance SA
2.95%, 6/15/23	175	169
Crown Castle International Corp.
5.25%, 1/15/23	75	75
Daimler Finance North America LLC
8.50%, 1/18/31	161	244
Deere & Co.
3.90%, 6/9/42	60	57
Denbury Resources, Inc.
5.50%, 5/1/22	90	89
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	180	183
eBay, Inc.
2.88%, 8/1/21 (b)	150	147
Ecopetrol SA
5.88%, 9/18/23	130	144
Eldorado Gold Corp.
6.13%, 12/15/20 (a)(b)	105	105
EMC Corp.
3.38%, 6/1/23	140	138
Ensco PLC
5.75%, 10/1/44	50	51
ENTEL Chile SA
4.88%, 10/30/24 (a)(b)	200	205
Express Scripts Holding Co.
2.65%, 2/15/17	100	103
Ford Motor Credit Co., LLC,
4.21%, 4/15/16	100	105
5.88%, 8/2/21	200	230
Freeport-McMoRan, Inc.
3.88%, 3/15/23 (b)	120	119
General Electric Co.
4.50%, 3/11/44	50	52
	Face Amount (000)	Value (000)
General Motors Financial Co., Inc.
4.38%, 9/25/21 (b)	$125	$128
Gilead Sciences, Inc.
4.80%, 4/1/44	100	106
Glencore Funding LLC
4.13%, 5/30/23 (a)	170	169
Goldcorp, Inc.,
3.70%, 3/15/23	150	147
5.45%, 6/9/44	50	52
Guitar Center, Inc.
6.50%, 4/15/19 (a)(b)	75	68
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (a)	245	286
HCA, Inc.
4.75%, 5/1/23	130	127
Heathrow Funding Ltd.
4.88%, 7/15/21 (a)(b)	190	210
Hewlett-Packard Co.,
3.75%, 12/1/20	50	52
4.65%, 12/9/21 (b)	110	119
Home Depot, Inc.
5.88%, 12/16/36	109	135
Intel Corp.
2.70%, 12/15/22	200	195
International Business Machines Corp.
1.95%, 2/12/19 (b)	325	325
Johnson Controls, Inc.
4.95%, 7/2/64	25	24
Koninklijke Philips N.V.
3.75%, 3/15/22	300	311
Kroger Co. (The)
6.90%, 4/15/38	80	103
Lubrizol Corp.
8.88%, 2/1/19	165	208
MasTec, Inc.
4.88%, 3/15/23	140	132
McKesson Corp.,
2.70%, 12/15/22	100	96
4.88%, 3/15/44	30	31
MDC Partners, Inc.
6.75%, 4/1/20 (a)	100	103
Medtronic, Inc.
3.63%, 3/15/24	200	205
Merck & Co., Inc.
2.80%, 5/18/23	250	244
Motorola Solutions, Inc.
4.00%, 9/1/24	200	196
NBC Universal Media LLC
5.95%, 4/1/41	325	398
NetApp, Inc.
2.00%, 12/15/17	100	101
Nexen Energy ULC
6.40%, 5/15/37	100	122

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
NOVA Chemicals Corp.
5.25%, 8/1/23 (a)	$120	$125
Novartis Capital Corp.
3.40%, 5/6/24	200	204
Omega Healthcare Investors, Inc.
4.95%, 4/1/24 (a)	100	102
Omnicom Group, Inc.
3.63%, 5/1/22	95	97
Ooredoo International Finance Ltd.
3.25%, 2/21/23 (a)	225	214
Oracle Corp.
4.50%, 7/8/44	150	152
Packaging Corp. of America
4.50%, 11/1/23	110	117
PepsiCo, Inc.
3.60%, 3/1/24 (b)	200	205
Petro-Canada
6.80%, 5/15/38	130	171
Philip Morris International, Inc.
4.50%, 3/20/42	150	151
Phillips 66
5.88%, 5/1/42	25	30
Praxair, Inc.
1.25%, 11/7/18	175	171
QVC, Inc.
4.38%, 3/15/23	150	150
Rockwood Specialties Group, Inc.
4.63%, 10/15/20	135	140
Rowan Cos., Inc.
5.85%, 1/15/44 (b)	75	74
RR Donnelley & Sons Co.
7.88%, 3/15/21	120	132
Salix Pharmaceuticals Ltd.
6.00%, 1/15/21 (a)	100	108
Silgan Holdings, Inc.
5.50%, 2/1/22	100	101
Sinopec Group Overseas Development 2012 Ltd.
2.75%, 5/17/17 (a)	200	205
Spectra Energy Capital LLC
3.30%, 3/15/23	175	167
Target Corp.
3.50%, 7/1/24	75	75
Telefonica Europe BV
8.25%, 9/15/30	184	250
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	58	59
Tiffany & Co.
4.90%, 10/1/44 (a)	50	50
Time Warner Cable, Inc.,
4.50%, 9/15/42 (b)	100	99
6.75%, 6/15/39	80	103
	Face Amount (000)	Value (000)
Time Warner, Inc.
7.70%, 5/1/32	$141	$195
Toyota Motor Credit Corp.
2.75%, 5/17/21	125	126
Transocean, Inc.
6.38%, 12/15/21	100	107
Trinity Industries, Inc.
4.55%, 10/1/24	200	201
Tyson Foods, Inc.
3.95%, 8/15/24	135	136
Union Pacific Railroad Co.
3.23%, 5/14/26	200	199
United Airlines Pass-Through Trust,
Series A
3.75%, 3/3/28	25	25
4.30%, 2/15/27	225	235
United Rentals North America, Inc.
5.75%, 11/15/24	80	81
United Technologies Corp.
1.80%, 6/1/17	500	508
US Airways Pass-Through Trust
3.95%, 11/15/25	75	76
Verizon Communications, Inc.,
5.01%, 8/21/54 (a)	335	338
5.15%, 9/15/23	100	111
6.55%, 9/15/43	336	420
WM Wrigley Jr Co.
2.90%, 10/21/19 (a)	230	233
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 3/15/22	115	118
Zimmer Holdings, Inc.
5.75%, 11/30/39	50	59
		18,410
Utilities (9.6%)
Access Midstream Partners LP/ACMP Finance Corp.
4.88%, 5/15/23	125	129
Appalachian Power Co.
7.00%, 4/1/38	150	204
Boston Gas Co.
4.49%, 2/15/42 (a)(b)	125	129
Buckeye Partners LP
4.15%, 7/1/23	175	176
CEZ AS
4.25%, 4/3/22 (a)	200	212
DCP Midstream Operating LP
3.88%, 3/15/23	150	150
DTE Energy Co.,
Series C
3.50%, 6/1/24	200	201
Enel Finance International N.V.
5.13%, 10/7/19 (a)	200	221

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
Energy Transfer Partners LP,
3.60%, 2/1/23	$100	$98
4.90%, 2/1/24	150	157
EnLink Midstream Partners LP
2.70%, 4/1/19	175	176
Enterprise Products Operating LLC
3.35%, 3/15/23	150	148
Exelon Generation Co., LLC
6.25%, 10/1/39	145	169
Jersey Central Power & Light Co.
4.70%, 4/1/24 (a)	200	213
Kinder Morgan Energy Partners LP
4.15%, 2/1/24 (b)	150	148
Kinder Morgan, Inc.
5.63%, 11/15/23 (a)	150	160
Nevada Power Co.,
Series N
6.65%, 4/1/36	150	198
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	61	78
Sempra Energy
6.00%, 10/15/39	125	156
TransAlta Corp.
4.50%, 11/15/22	235	236
TransCanada PipeLines Ltd.
7.63%, 1/15/39	75	106
Virginia Electric and Power Co.
2.95%, 1/15/22	325	328
		3,793
		37,458
Variable Rate Senior Loan Interests (0.6%)
Industrials (0.6%)
Aspect Software, Inc.,
Term B
7.25%, 11/7/14	96	96
Diamond Resorts Corp.,
Term Loan
5.50%, 12/31/14	75	75
OSG Bulk Ships, Inc.,
Exit Term Loan
5.25%, 2/5/15	50	50
		221
Total Fixed Income Securities (Cost $36,702)		38,002
	Shares
Short-Term Investments (16.2%)
Securities held as Collateral on Loaned Securities (13.0%)
Investment Company (10.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	4,143,584	4,144
	Face Amount (000)	Value (000)
Repurchase Agreement (2.5%)
Merrill Lynch & Co., Inc., (Zero Coupon, dated 9/30/14, due 10/1/14; proceeds $982; fully collateralized by various U.S. Government agency securities; 3.00% - 7.00% due 9/15/31 - 9/15/44; valued at $1,002)	$982	$982
Total Securities held as Collateral on Loaned Securities (Cost $5,126)		5,126
	Shares
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $910)	909,744	910
	Face Amount (000)
U.S. Treasury Securities (0.9%)
U.S. Treasury Bills,
0.04%, 2/12/15 (d)(e)	$150	150
0.05%, 2/12/15 (d)(e)	204	204
Total U.S. Treasury Securities (Cost $354)		354
Total Short-Term Investments (Cost $6,390)		6,390
Total Investments (112.6%) (Cost $43,092) Including $5,316 of Securities Loaned (f)		44,392
Liabilities in Excess of Other Assets (-12.6%)		(4,984)
Net Assets (100.0%)		$39,408

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2014.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2014.

(d)  Rate shown is the yield to maturity at September 30, 2014.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(f)  Securities are available for collateral in connection with purchase of open futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	114	$24,948	Dec-14	$(10)
U.S. Treasury 5 yr. Note	29	3,430	Dec-14	(8)
U.S. Treasury Long Bond	11	1,517	Dec-14	12
U.S. Treasury Ultra Long Bond	14	2,135	Dec-14	(31)
Short:
U.S. Treasury 10 yr. Note	96	(11,966)	Dec-14	83
				$46

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2014:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$200	1.00%	3/20/19	$4	$(4)	$— @	BBB+
Barclays Bank PLC Yum! Brands, Inc.	Buy	200	1.00	12/20/18	(3)	(1)	(4)	BBB
Morgan Stanley & Co., LLC* CDX.NA.IG.21	Buy	1,175	1.00	12/20/18	(20)	(2)	(22)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	1,100	1.00	6/20/19	(22)	5	(17)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	775	1.00	6/20/19	(16)	3	(13)	NR
		$3,450			$(57)	$1	$(56)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2014:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	3 Month LIBOR	Receive	2.42%	3/22/22	$642	$(2)
JPMorgan Chase Bank NA	3 Month LIBOR	Receive	2.43	3/22/22	311	(1)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.14	7/23/17	2,017	1
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.06	8/21/17	9,200	43
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.18	9/4/17	4,000	8
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.19	9/10/17	1,100	2
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.71	8/21/19	3,051	25
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.81	9/4/19	1,200	6
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.85	9/10/19	319	1
						$83

@  Value is less than $500.

†  Credit Rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

NR  Not Rated.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Industrials	46.9%
Finance	38.8
Utilities	9.7
Other**	4.6
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $43,996,000 with net unrealized appreciation of approximately $46,000. Does not include open swap agreements with net unrealized appreciation of approximately $84,000.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $38,038)	$39,338
Investment in Security of Affiliated Issuer, at Value (Cost $5,054)	5,054
Total Investments in Securities, at Value (Cost $43,092)	44,392
Cash	211
Interest Receivable	395
Receivable for Investments Sold	283
Receivable for Portfolio Shares Sold	80
Premium Paid on Open Swap Agreements	4
Receivable for Variation Margin on Swap Agreements	3
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	25
Total Assets	45,393
Liabilities:
Collateral on Securities Loaned, at Value	5,337
Payable for Investments Purchased	502
Payable for Professional Fees	22
Payable for Trustees' Fees and Expenses	21
Payable for Advisory Fees	20
Payable for Sub Transfer Agency Fees — Class I	14
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Portfolio Shares Redeemed	12
Unrealized Depreciation on Swap Agreements	8
Payable for Variation Margin on Futures Contracts	8
Payable for Custodian Fees	5
Premium Received on Open Swap Agreements	3
Payable for Administration Fees	3
Payable for Transfer Agent Fees — Class I	2
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	1
Other Liabilities	25
Total Liabilities	5,985
Net Assets	$39,408
Net Assets Consist Of:
Paid-in-Capital	$94,585
Accumulated Undistributed Net Investment Income	466
Accumulated Net Realized Loss	(57,073)
Unrealized Appreciation (Depreciation) on:
Investments	1,300
Futures Contracts	46
Swap Agreements	84
Net Assets	$39,408

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2014 (000)
CLASS I:
Net Assets	$36,598
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,291,552
Net Asset Value, Offering and Redemption Price Per Share	$11.12
CLASS A:
Net Assets	$405
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	36,465
Net Asset Value, Redemption Price Per Share	$11.12
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.49
Maximum Offering Price Per Share	$11.61
CLASS L:
Net Assets	$2,405
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	216,517
Net Asset Value, Offering and Redemption Price Per Share	$11.11
(1) Including: Securities on Loan, at Value:	$5,316

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,651
Income from Securities Loaned — Net	11
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	1,663
Expenses:
Advisory Fees (Note B)	149
Professional Fees	125
Administration Fees (Note C)	32
Pricing Fees	32
Custodian Fees (Note F)	31
Shareholder Reporting Fees	31
Sub Transfer Agency Fees — Class I	18
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	1
Shareholder Services Fees — Class A (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	12
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Registration Fees	11
Trustees' Fees and Expenses	2
Other Expenses	10
Total Expenses	471
Waiver of Advisory Fees (Note B)	(145)
Reimbursement of Class Specific Expenses — Class I (Note B)	(26)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Waiver of Shareholder Servicing Fees — Class A (Note D)	(1)
Net Expenses	297
Net Investment Income	1,366
Realized Gain (Loss):
Investments Sold	934
Futures Contracts	314
Swap Agreements	(23)
Net Realized Gain	1,225
Change in Unrealized Appreciation (Depreciation):
Investments	938
Futures Contracts	94
Swap Agreements	(281)
Net Change in Unrealized Appreciation (Depreciation)	751
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,976
Net Increase in Net Assets Resulting from Operations	$3,342

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2014 (000)	Year Ended September 30, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,366	$1,290
Net Realized Gain	1,225	752
Net Change in Unrealized Appreciation (Depreciation)	751	(2,326)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,342	(284)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,066)	(1,230)
Class A*:
Net Investment Income	(33)	(33)
Class H*:
Net Investment Income	—	(3	)**
Class L:
Net Investment Income	(59)	(73)
Total Distributions	(1,158)	(1,339)
Capital Share Transactions:(1)
Class I:
Subscribed	3,095	1,851
Distributions Reinvested	1,066	1,230
Redeemed	(5,724)	(10,209)
Class A*:
Subscribed	700	1,020
Distributions Reinvested	31	33
Conversion from Class H	—	93
Redeemed	(1,596)	(867)
Class H*:
Distributions Reinvested	—	1	**
Conversion to Class A	—	(93	)**
Redeemed	—	(81	)**
Class L:
Subscribed	23	120
Distributions Reinvested	59	73
Redeemed	(459)	(586)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,805)	(7,415)
Total Decrease in Net Assets	(621)	(9,038)
Net Assets:
Beginning of Period	40,029	49,067
End of Period (Including Accumulated Undistributed Net Investment Income of $466 and $431)	$39,408	$40,029
(1) Capital Share Transactions:
Class I:
Shares Subscribed	282	174
Shares Issued on Distributions Reinvested	100	114
Shares Redeemed	(527)	(948)
Net Decrease in Class I Shares Outstanding	(145)	(660)
Class A*:
Shares Subscribed	64	93
Shares Issued on Distributions Reinvested	3	3
Conversion from Class H	—	9
Shares Redeemed	(144)	(80)
Net Increase (Decrease) in Class A Shares Outstanding	(77)	25
Class H*:
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(9	)**
Shares Redeemed	—	(7	)**
Net Increase (Decrease) in Class H Shares Outstanding	—	(16)
Class L:
Shares Subscribed	2	11
Shares Issued on Distributions Reinvested	6	7
Shares Redeemed	(43)	(55)
Net Decrease in Class L Shares Outstanding	(35)	(37)

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012		2011		2010
Net Asset Value, Beginning of Period	$10.53		$10.93	$10.27		$10.17		$9.75
Income (Loss) from Investment Operations:
Net Investment Income†	0.38		0.32	0.36		0.33		0.33
Net Realized and Unrealized Gain (Loss)	0.53		(0.40)	0.73		0.07		0.49
Total from Investment Operations	0.91		(0.08)	1.09		0.40		0.82
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.32)	(0.43)		(0.30)		(0.40)
Net Asset Value, End of Period	$11.12		$10.53	$10.93		$10.27		$10.17
Total Return++	8.79%		(0.77)%	10.94%		4.05%		8.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$36,598		$36,186	$44,779		$62,410		$79,337
Ratio of Expenses to Average Net Assets (1)	0.70	%+††	1.18%+^	1.00	%+††	0.80	%+††	0.76	%+††
Ratio of Net Investment Income to Average Net Assets (1)	3.47	%+††	2.91%+^	3.41	%+††	3.27	%+††	3.36	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	50%		63%	129%		224%		277%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.13	%††	1.21%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	3.04	%††	2.88%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Corporate Bond Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012		2011		2010
Net Asset Value, Beginning of Period	$10.53		$10.92	$10.27		$10.16		$9.74
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.30	0.34		0.31		0.31
Net Realized and Unrealized Gain (Loss)	0.53		(0.39)	0.73		0.08		0.49
Total from Investment Operations	0.87		(0.09)	1.07		0.39		0.80
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.30)	(0.42)		(0.28)		(0.38)
Net Asset Value, End of Period	$11.12		$10.53	$10.92		$10.27		$10.16
Total Return++	8.43%		(0.83)%	10.69%		3.99%		8.50%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$405		$1,194	$961		$408		$590
Ratio of Expenses to Average Net Assets (1)	1.05	%+††	1.34%+^	1.15	%+††	0.95	%+††	0.91	%+††
Ratio of Net Investment Income to Average Net Assets (1)	3.12	%+††	2.76%+^	3.26	%+††	3.12	%+††	3.21	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	50%		63%	129%		224%		277%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.60	%††	1.47%	1.25	%††	1.05	%††	1.01	%+††
Net Investment Income to Average Net Assets	2.57	%††	2.63%	3.16	%††	3.02	%††	3.11	%+††

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012		2011		2010
Net Asset Value, Beginning of Period	$10.52		$10.92	$10.26		$10.15		$9.74
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.26	0.30		0.28		0.28
Net Realized and Unrealized Gain (Loss)	0.54		(0.40)	0.74		0.08		0.48
Total from Investment Operations	0.85		(0.14)	1.04		0.36		0.76
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.26)	(0.38)		(0.25)		(0.35)
Net Asset Value, End of Period	$11.11		$10.52	$10.92		$10.26		$10.15
Total Return++	8.15%		(1.28)%	10.38%		3.51%		8.15%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,405		$2,649	$3,149		$4,080		$5,508
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	1.69%+^	1.50	%+††	1.30	%+††	1.26	%+††
Ratio of Net Investment Income to Average Net Assets (1)	2.87	%+††	2.40%+^	2.91	%+††	2.77	%+††	2.86	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	50%		63%	129%		224%		277%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.66	%††	1.70%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	2.51	%††	2.39%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class L shares.
The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions,

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$318	$—	$318
Collateralized Mortgage Obligation — Agency Collateral Series	—	5	—	5
Corporate Bonds	—	37,458	—	37,458
Variable Rate Senior Loan Interests	—	221	—	221
Total Fixed Income Securities	—	38,002	—	38,002
Short-Term Investments
Investment Company	5,054	—	—	5,054
Repurchase Agreement	—	982	—	982
U.S. Treasury Securities	—	354	—	354
Total Short-Term Investments	5,054	1,336	—	6,390
Futures Contracts	95	—	—	95
Credit Default Swap Agreements	—	8	—	8
Interest Rate Swap Agreements	—	86	—	86
Total Assets	5,149	39,432	—	44,581
Liabilities:
Futures Contracts	(49)	—	—	(49)
Credit Default Swap Agreements	—	(7)	—	(7)
Interest Rate Swap Agreements	—	(3)	—	(3)
Total Liabilities	(49)	(10)	—	(59)
Total	$5,100	$39,422	$—	$44,522

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps". The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$95	(a)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	8	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	86	(a)
Total			$189
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(49	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(5)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(3)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	(2	)(a)
Total			$(59)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$314
Credit Risk	Swap Agreements	38
Interest Rate Risk	Swap Agreements	(61)
Total		$291
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$94
Credit Risk	Swap Agreements	(7)
Interest Rate Risk	Swap Agreements	(274)
Total		$(187)

At September 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Swap Agreements	$—	$(8)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$5	$—	$—	$5
Goldman Sachs International	2	—	—	2
JPMorgan Chase Bank NA	1	—	—	1
Total	$8	$—	$—	$8

For the year ended September 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$28,403,000
Swap Agreements:
Average monthly notional amount	$12,416,000

5.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$5,316	(d)	$—	$(5,316	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $5,337,000, of which approximately $5,126,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of September 30, 2014, there was uninvested cash of approximately $211,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $100,000 in the form of U.S. Government agency securities, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Portfolio buys an interest in a Senior Loan, it may receive

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Portfolio accrues the commitment fee over the expected term of the loan. When the Portfolio sells interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses —distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares and 1.52% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2014, approximately $145,000 of advisory fees were waived and approximately $27,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class A shares of the Portfolio to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2014, this waiver amounted to approximately $1,000.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $19,366,000 and $22,138,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2014 is as follows:

Value September 30, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2014 (000)
$4,804	$17,389	$17,139	$1	$5,054

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2014 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From: Ordinary Income (000)	2013 Distributions Paid From: Ordinary Income (000)
$1,158	$1,339

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and paydown adjustments, resulted in the

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

following reclassifications among the components of net assets at September 30, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(173)	$173	$—

At September 30, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$473	$—

At September 30, 2014, the aggregate cost for Federal income tax purposes is approximately $43,092,000. The aggregate gross unrealized appreciation is approximately $1,550,000 and the aggregate gross unrealized depreciation is approximately $250,000 resulting in net unrealized appreciation of approximately $1,300,000.

At September 30, 2014, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$48,923	September 30, 2017
8,130	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,498,000.

I. Other (unaudited): At September 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 25% for Class A shares.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Corporate Bond Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate Bond Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2014

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity, Director Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) For MSIM's Long Only business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
1043229 EXP 11.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Annual Report

September 30, 2014

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	38
Statement of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	43
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	58
Federal Tax Notice	59
U.S. Privacy Policy	60
Trustee and Officer Information	63

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Strategist Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2014

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Actual Ending Account Value 9/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,019.20	$1,021.46	$3.64	$3.65	0.72%
Global Strategist Portfolio Class A	1,000.00	1,018.10	1,019.60	5.51	5.52	1.09
Global Strategist Portfolio Class L	1,000.00	1,015.10	1,017.20	7.93	7.94	1.57

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited)

Global Strategist Portfolio

The Global Strategist Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2014, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 9.37%, net of fees. The Portfolio's Class I shares underperformed both the MSCI All Country World Index, which returned 11.32%, and the Lipper Flexible Portfolio Funds Index, which returned 9.63%, but outperformed the Customized MSIM Global Allocation Index (the "Customized Index," which is comprised of 60% MSCI All Country World Index, 30% Barclays Capital Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned 6.66%.

Factors Affecting Performance

•  In the 12 months ended September 30, 2014, global equities outperformed bonds and commodities, with the MSCI All Country World Index up 11.3% and the Barclays Capital Global Aggregate Index up 1.2%, while the S&P GSCI Index, a broad index of commodity prices, fell 7.8%.i (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars.)

•  Within equities, the U.S. was the regional outperformer, with the S&P 500 Index rising 19.7% for the period, as economic data strengthened following the first quarter of 2014's weather-related weakness, and the employment picture continued to improve. Eurozone equities underperformed (up 5.8%) on disappointing economic data and weak inflation, most worryingly within core countries. Japanese equities underperformed (up 0.6%), as optimism around the ability of Abenomics to generate sustainably higher economic growth in Japan waned as the weaker yen's positive effects receded, tax hikes crimped growth, and structural reform remained lacking. Emerging market equities underperformed global equities broadly (up 4.3%), with differentiation among countries. India was the largest outperformer (up 37.6%), as Narendra Modi's general election victory contributed to positive sentiment in Indian equities. China mildly outperformed (up 4.6%), as policymakers loosened credit controls and announced some stimulus measures. Russia was the largest underperformer (down 19.6%), as tensions in Russia and Ukraine escalated.

•  Within bonds, yields fell over the course of the year and the yield curve flattened, with the U.S. 10-year Treasury yield falling 11 basis points to 2.51% and the U.S. 30-year Treasury yield falling 48 basis points to 3.21%. While bond yields rose in the fourth quarter of 2013 (with the U.S. 10-year Treasury yield breaking 3% for the first time in over two years), they resumed their decline during 2014, as global economic data disappointments and geopolitical tensions in Russia and the Middle East caused a flight to safe haven assets and the Fed's rhetoric remained dovish (or supportive of a low interest rate environment) through the summer. Peripheral eurozone bond yields rallied over the course of the year, with Greek and Portuguese 10-year bond yields falling by roughly 300 basis points during the year.

•  Within currencies, the U.S. dollar rallied, with all of the move happening in the third quarter of 2014. The Russian ruble was the largest relative underperformer (down 18.1%), while the Korean won was the largest gainer (up 1.8%). The euro depreciated by -6.7% and the Japanese yen by -10.5%.

•  Regarding the Portfolio's overall performance relative to the Customized Index, our underweight position in commodities contributed to performance, as did our slight underweight position in equities. However, our underweight position in fixed income and our overweight in cash detracted from performance.

•  Active positions within equities contributed to performance. Underweight positions in emerging market consumer staples stocks relative to developed market consumer staples stocks, in U.S. real estate investment trusts (REITs) and retail stocks, and in global iron ore mining and aerospace stocks all contributed to performance. Overweight positions in European equities detracted. Each of these positions was hedged.

i  Data sources used in preparation of this commentary include FactSet and Bloomberg LP, data as of September 30, 2014.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  Active positions within fixed income contributed to performance. Positive performance from our overweight positions in eurozone peripheral sovereign bonds was only partially offset by negative performance from underweight positions in German 10-year Bunds.

•  Active positions within commodities negatively impacted performance, as our underweight position in copper detracted slightly.

•  Active currency positions positively impacted performance. Within currencies, underweights to the euro and other emerging market and commodity-sensitive currencies such as the New Zealand dollar and Chilean peso added to performance.

Management Strategies

•  As of September 30, 2014, we maintain a neutral position in global equities, and underweight positions in fixed income and commodities. Heading into the last quarter of 2014, we remain cautious on risky assets globally. We continue to be more constructive on developed markets than on emerging markets, with a preference for Europe over the U.S. We continue to believe many yield-sensitive assets are overvalued globally, and are likely to re-price as U.S. interest rates are gradually normalized.

•  We are neutral on U.S. equities, despite increasing evidence of strong U.S. economic growth, as valuations remain high, earnings are slowing amid a backdrop of potentially peaking margins, and the prospect of higher U.S. interest rates in the next six to nine months could contribute to increased volatility. We expect the Eurozone to stabilize and accelerate into 2015 after a disappointing first half with the help of lower oil, a weaker euro, and moderating austerity.

•  With respect to Japan, we expect the market to increasingly recognize that Abenomics' three components — monetary easing, fiscal stimulus and structural reform — have largely failed. This theme is not represented in the portfolio. However, we are actively monitoring it for opportunities to re-initiate bearish positions.

•  Emerging market countries' economic growth continues to underwhelm. We expect a continued slowdown in China to further depress emerging market growth, particularly for countries which have benefited from rising commodity prices and exports to China. We continue to believe that the Federal Reserve is behind the curve and likely to tighten policy earlier than the market expects (in the first half 2015, rather the fourth quarter of 2015 as the Fed funds futures market is currently pricing). However, we note that the risk to this view is that, similar to in the late 1990s, global growth deceleration led by Asia, falling commodity prices, disinflation, and a strong U.S. dollar could prevent the Fed from tightening policy, despite strong U.S. domestic growth.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class L shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Performance Compared to the Morgan Stanley Capital International All Country World Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2014 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	9.37%	10.90%	7.58%	7.94%
MSCI All Country World Index	11.32	10.07	7.28	7.78
Customized MSIM Global Allocation Index	6.66	7.07	6.05	—
Lipper Flexible Portfolio Funds Index	9.63	9.59	6.89	7.14
Portfolio — Class A Shares w/o sales charges(6)	9.02	10.60	7.29	6.85
Portfolio — Class A Shares with maximum 5.25% sales charges	3.27	9.42	6.71	6.53
MSCI All Country World Index	11.32	10.07	7.28	6.29
Customized MSIM Global Allocation Index	6.66	7.07	6.05	—
Lipper Flexible Portfolio Funds Index	9.63	9.59	6.89	6.32
Portfolio — Class L Shares w/o sales charges(7)	8.49	—	—	10.24
MSCI All Country World Index	11.32	—	—	12.63
Customized MSIM Global Allocation Index	6.66	—	—	7.38
Lipper Flexible Portfolio Funds Index	9.63	—	—	9.66

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All-Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Barclays Capital Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% Bank of America/Merrill Lynch US Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the portfolio benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least two years from the Reorganization (as defined herein) or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced operations on November 1, 1996.

(7)  Commenced operations on April 27, 2012.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (26.0%)
Agency Adjustable Rate Mortgage (0.0%)
United States (0.0%)
Federal National Mortgage Association,
Conventional Pool:
2.33%, 5/1/35	$37	$39
Agency Fixed Rate Mortgages (2.6%)
United States (2.6%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
6.00%, 11/1/37	181	204
6.50%, 5/1/32 - 9/1/32	242	274
7.50%, 5/1/35	10	11
Federal National Mortgage Association,
Conventional Pools:
4.00%, 1/1/42	1,577	1,664
5.00%, 1/1/41 - 3/1/41	1,728	1,920
5.50%, 2/1/38 - 8/1/38	464	520
6.00%, 1/1/38	21	23
6.50%, 12/1/29	33	38
7.00%, 12/1/17 - 2/1/31	501	572
7.50%, 8/1/37	19	23
October TBA:
3.00%, 10/1/29 (a)	469	483
3.50%, 10/1/29 (a)	447	470
4.00%, 10/1/44 (a)	2,505	2,640
4.50%, 10/1/44 (a)	197	213
5.00%, 10/1/44 (a)	185	204
Government National Mortgage Association,
October TBA:
3.50%, 10/20/44 (a)	355	367
4.50%, 10/20/44 (a)	340	369
Various Pools:
3.50%, 12/15/43	570	593
4.00%, 8/20/41 - 11/20/42	987	1,049
4.50%, 8/15/39	189	206
5.50%, 8/15/39	159	177
		12,020
Asset-Backed Securities (0.2%)
United States (0.2%)
CVS Pass-Through Trust,
6.04%, 12/10/28	368	427
Ford Credit Floorplan Master Owner Trust,
1.85%, 2/15/17 (b)(c)	525	528
		955
Collateralized Mortgage Obligations — Agency Collateral Series (0.4%)
United States (0.4%)
Federal Home Loan Mortgage Corporation,
2.40%, 6/25/22	1,625	1,589
2.79%, 1/25/22	75	76
2.97%, 10/25/21	90	92
	Face Amount (000)		Value (000)
IO
0.81%, 1/25/21 (c)		$671	$20
IO REMIC
5.90%, 4/15/39 (c)		168	30
Federal National Mortgage Association,
6.45%, 9/25/38 (c)		137	23
			1,830
Commercial Mortgage-Backed Securities (0.8%)
United States (0.8%)
COMM Mortgage Trust,
3.28%, 1/10/46		305	302
4.70%, 8/10/47 (c)		322	339
4.90%, 7/15/47 (b)(c)		152	141
Commercial Mortgage Pass-Through Certificates,
2.82%, 10/15/45		376	369
Extended Stay America Trust,
2.96%, 12/5/31 (b)		325	328
JP Morgan Chase Commercial Mortgage Securities Trust,
4.39%, 7/15/46 (b)		100	108
4.72%, 7/15/47 (b)(c)		745	684
JPMBB Commercial Mortgage Securities Trust,
3.96%, 9/15/47 (b)(c)		205	177
4.71%, 9/15/47 (b)(c)		263	237
4.82%, 8/15/47 (b)(c)		361	336
UBS-Barclays Commercial Mortgage Trust,
3.53%, 5/10/63		255	261
Wells Fargo Commercial Mortgage Trust,
2.92%, 10/15/45		449	444
WF-RBS Commercial Mortgage Trust,
3.99%, 10/15/57 (b)(c)		175	149
			3,875
Corporate Bonds (7.4%)
Australia (0.4%)
Australia & New Zealand Banking Group Ltd.,
5.13%, 9/10/19	EUR	400	596
BHP Billiton Finance USA Ltd.,
3.85%, 9/30/23		$170	177
Macquarie Bank Ltd.,
6.63%, 4/7/21 (b)		270	308
Macquarie Group Ltd.,
6.00%, 1/14/20 (b)		260	292
Origin Energy Finance Ltd.,
3.50%, 10/9/18 (b)		200	205
QBE Insurance Group Ltd.,
2.40%, 5/1/18 (b)		200	200
Wesfarmers Ltd.,
2.98%, 5/18/16 (b)		245	254
			2,032
Belgium (0.1%)
Anheuser-Busch InBev Finance, Inc.,
3.70%, 2/1/24		300	302

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Brazil (0.1%)
Petrobras International Finance Co.,
5.75%, 1/20/20		$330	$348
Vale Overseas Ltd.,
6.88%, 11/10/39		50	57
			405
Canada (0.1%)
Barrick Gold Corp.,
4.10%, 5/1/23		100	96
Brookfield Asset Management, Inc.,
5.80%, 4/25/17		295	324
Goldcorp, Inc.,
3.70%, 3/15/23		270	265
			685
Chile (0.1%)
ENTEL Chile SA,
4.75%, 8/1/26 (b)		250	251
4.88%, 10/30/24 (b)		200	205
			456
China (0.1%)
Baidu, Inc.,
3.25%, 8/6/18		225	232
Sinopec Group Overseas Development 2012 Ltd.,
2.75%, 5/17/17 (b)(d)		217	223
Want Want China Finance Ltd.,
1.88%, 5/14/18 (b)(d)		200	196
			651
Colombia (0.1%)
Ecopetrol SA,
5.88%, 9/18/23		270	299
France (0.6%)
Banque Federative du Credit Mutuel SA,
2.00%, 9/19/19	EUR	400	535
BNP Paribas SA,
5.00%, 1/15/21		$95	106
BPCE SA,
5.15%, 7/21/24 (b)		450	464
Credit Agricole SA,
3.90%, 4/19/21	EUR	300	428
5.88%, 6/11/19		400	607
Veolia Environnement SA,
6.75%, 4/24/19		400	639
			2,779
Germany (0.0%)
Vier Gas Transport GmbH,
3.13%, 7/10/23		100	143
Ireland (0.1%)
CRH America, Inc.,
6.00%, 9/30/16		$415	454
	Face Amount (000)		Value (000)
Italy (0.3%)
Intesa Sanpaolo SpA,
4.13%, 4/14/20	EUR	400	$583
Telecom Italia Finance SA,
7.75%, 1/24/33		80	131
UniCredit SpA,
4.25%, 7/29/16		350	474
			1,188
Korea, Republic of (0.0%)
SK Telecom Co., Ltd.,
2.13%, 5/1/18 (b)		$200	200
Netherlands (0.4%)
ABN Amro Bank N.V.,
2.50%, 10/30/18 (b)		300	303
3.63%, 10/6/17	EUR	200	277
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA,
3.95%, 11/9/22		$250	251
Series G
3.75%, 11/9/20	EUR	300	421
ING Bank N.V.,
5.25%, 6/5/18		300	449
5.80%, 9/25/23 (b)		$240	265
			1,966
Spain (0.3%)
Banco Bilbao Vizcaya Argentaria SA,
3.63%, 1/18/17	EUR	350	477
Telefonica Emisiones SAU,
4.71%, 1/20/20		500	744
			1,221
Sweden (0.3%)
Nordea Bank AB,
4.00%, 3/29/21		480	690
Skandinaviska Enskilda Banken AB,
1.75%, 3/19/18 (b)		$200	199
Swedbank AB,
1.75%, 3/12/18 (b)		270	269
			1,158
Switzerland (0.2%)
Credit Suisse,
6.00%, 2/15/18		90	101
Glencore Funding LLC,
4.13%, 5/30/23 (b)		200	198
Novartis Capital Corp.,
3.40%, 5/6/24		370	377
UBS AG,
7.50%, 7/15/25		380	478
			1,154
Thailand (0.1%)
PTT Exploration & Production PCL,
3.71%, 9/16/18 (b)		240	250

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Thailand (cont'd)
PTT PCL,
3.38%, 10/25/22 (b)		$230	$222
			472
United Kingdom (1.3%)
Abbey National Treasury Services PLC,
3.63%, 10/14/17	EUR	725	981
4.00%, 3/13/24		$120	122
Bank of Scotland PLC,
4.63%, 6/8/17	EUR	350	495
Barclays Bank PLC,
6.00%, 1/23/18 - 1/14/21		275	404
BAT International Finance PLC,
9.50%, 11/15/18 (b)		$155	198
Diageo Capital PLC,
1.50%, 5/11/17		215	216
Experian Finance PLC,
2.38%, 6/15/17 (b)		400	407
GlaxoSmithKline Capital PLC,
2.85%, 5/8/22		252	248
Heathrow Funding Ltd.,
4.60%, 2/15/18	EUR	300	428
HSBC Holdings PLC,
6.00%, 6/10/19		450	689
6.38%, 9/17/24 (c)(e)		$200	200
Imperial Tobacco Finance PLC,
8.38%, 2/17/16	EUR	400	560
Lloyds Bank PLC,
6.50%, 3/24/20		250	388
Nationwide Building Society,
6.25%, 2/25/20 (b)		$300	351
Royal Bank of Scotland PLC (The),
5.50%, 3/23/20	EUR	150	232
Standard Chartered PLC,
3.85%, 4/27/15 (b)		$260	265
			6,184
United States (2.8%)
Altria Group, Inc.,
2.85%, 8/9/22		25	24
5.38%, 1/31/44		155	166
Amgen, Inc.,
5.15%, 11/15/41		99	105
Apple, Inc.,
2.40%, 5/3/23		225	213
4.45%, 5/6/44		175	179
AT&T, Inc.,
6.30%, 1/15/38		150	178
Bank of America Corp.,
4.00%, 4/1/24		250	253
5.00%, 1/21/44		250	265
MTN
4.20%, 8/26/24		100	99
	Face Amount (000)	Value (000)
Boston Properties LP,
3.85%, 2/1/23	$25	$26
Burlington Northern Santa Fe LLC,
4.55%, 9/1/44	195	196
Capital One Bank, USA NA,
3.38%, 2/15/23	546	536
Citigroup, Inc.,
3.75%, 6/16/24	400	399
3.88%, 10/25/23	300	305
6.13%, 5/15/18	107	121
6.68%, 9/13/43	20	25
CNA Financial Corp.,
5.75%, 8/15/21	45	51
Coca-Cola Co.,
3.20%, 11/1/23	250	251
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
3.80%, 3/15/22	75	76
Discover Bank,
2.00%, 2/21/18	345	344
Enterprise Products Operating LLC,
3.35%, 3/15/23	275	271
Five Corners Funding Trust,
4.42%, 11/15/23 (b)	350	367
Ford Motor Credit Co., LLC,
4.21%, 4/15/16	305	319
Freeport-McMoRan, Inc.,
3.88%, 3/15/23	70	69
General Electric Capital Corp.,
5.30%, 2/11/21	275	310
Genworth Holdings, Inc.,
7.20%, 2/15/21	305	360
Gilead Sciences, Inc.,
4.80%, 4/1/44	150	158
Goldman Sachs Group, Inc. (The),
3.63%, 1/22/23	675	671
Hartford Financial Services Group, Inc.,
5.50%, 3/30/20	25	28
Hewlett-Packard Co.,
3.75%, 12/1/20	250	259
4.65%, 12/9/21	35	38
Home Depot, Inc.,
5.88%, 12/16/36	100	123
HSBC USA, Inc.,
3.50%, 6/23/24	100	100
International Business Machines Corp.,
1.95%, 2/12/19	300	300
Johnson Controls, Inc.,
3.63%, 7/2/24	60	60
JPMorgan Chase & Co.,
3.20%, 1/25/23	615	601
3.88%, 2/1/24	200	205
Kinder Morgan Energy Partners LP,
4.15%, 2/1/24	125	124

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)	Value (000)
United States (cont'd)
L-3 Communications Corp.,
4.75%, 7/15/20	$255	$276
Liberty Mutual Group, Inc.,
4.85%, 8/1/44 (b)	100	100
Medtronic, Inc.,
3.63%, 3/15/24	250	256
Merck & Co., Inc.,
2.80%, 5/18/23	250	244
Monongahela Power Co.,
5.40%, 12/15/43 (b)	100	115
Nationwide Financial Services, Inc.,
5.38%, 3/25/21 (b)	25	28
NBC Universal Media LLC,
4.38%, 4/1/21	175	191
Omnicom Group, Inc.,
3.63%, 5/1/22	60	61
Oracle Corp.,
3.40%, 7/8/24	175	175
Pacific LifeCorp,
6.00%, 2/10/20 (b)	25	28
PepsiCo, Inc.,
3.60%, 3/1/24	250	257
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	190	242
8.75%, 5/1/19	220	279
Prudential Financial, Inc.,
6.63%, 12/1/37	150	189
Rowan Cos., Inc.,
5.85%, 1/15/44	150	148
Synchrony Financial,
4.25%, 8/15/24	150	150
Target Corp.,
3.50%, 7/1/24	200	201
Time Warner Cable, Inc.,
4.50%, 9/15/42	175	173
Tyson Foods, Inc.,
3.95%, 8/15/24	250	251
UnitedHealth Group, Inc.,
4.25%, 3/15/43	150	147
Verizon Communications, Inc.,
5.01%, 8/21/54 (b)	195	197
6.55%, 9/15/43	196	245
Viacom, Inc.,
5.85%, 9/1/43	225	251
Wells Fargo & Co.,
3.45%, 2/13/23	395	389
Zimmer Holdings, Inc.,
5.75%, 11/30/39	150	176
		12,944
		34,693
	Face Amount (000)		Value (000)
Mortgages — Other (0.3%)
United Kingdom (0.2%)
Holmes Master Issuer PLC,
2.11%, 10/15/54 (b)(c)	GBP	616	$1,030
United States (0.1%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36		$52	36
5.91%, 10/25/36 (c)		99	68
6.00%, 4/25/36		37	38
Chaseflex Trust,
6.00%, 2/25/37		46	39
First Horizon Alternative Mortgage Securities Trust,
6.25%, 8/25/36		26	22
GSR Mortgage Loan Trust,
5.75%, 1/25/37		45	44
Lehman Mortgage Trust,
5.50%, 11/25/35		16	16
6.50%, 9/25/37		53	47
RALI Trust,
0.65%, 3/25/35 (c)		52	39
			349
			1,379
Sovereign (11.7%)
Bermuda (0.1%)
Bermuda Government International Bond,
4.85%, 2/6/24 (b)		390	405
Canada (1.0%)
Canadian Government Bond,
3.25%, 6/1/21	CAD	5,000	4,877
Germany (0.8%)
Bundesrepublik Deutschland,
4.25%, 7/4/39	EUR	1,450	2,725
4.75%, 7/4/34		450	860
			3,585
Hungary (0.2%)
Hungary Government International Bond,
5.38%, 3/25/24		$130	137
5.75%, 11/22/23		800	871
			1,008
Indonesia (0.1%)
Indonesia Government International Bond,
5.88%, 1/15/24 (b)		600	663
Ireland (0.9%)
Ireland Government Bond,
3.40%, 3/18/24	EUR	1,680	2,444
3.90%, 3/20/23		1,225	1,846
			4,290
Italy (1.4%)
Italy Buoni Poliennali Del Tesoro,
4.00%, 9/1/20		375	546
4.50%, 2/1/18 - 3/1/19		2,375	3,387

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Italy (cont'd)
5.00%, 3/1/22		$270	$416
5.50%, 11/1/22		1,250	1,987
			6,336
Japan (1.3%)
Japan Finance Organization for Municipalities,
1.90%, 6/22/18	JPY	70,000	681
Japan Government Ten Year Bond,
1.10%, 6/20/21		75,000	722
Japan Government Thirty Year Bond,
1.70%, 6/20/33		395,000	3,872
2.00%, 9/20/40		57,000	571
			5,846
Kazakhstan (0.2%)
KazMunayGas National Co., JSC,
6.38%, 4/9/21		$1,000	1,083
Korea, Republic of (0.2%)
Korea Development Bank (The),
3.88%, 5/4/17		400	424
Korea Finance Corp.,
4.63%, 11/16/21		630	687
			1,111
Mexico (0.8%)
Mexican Bonos,
7.50%, 6/3/27	MXN	22,000	1,795
10.00%, 12/5/24		8,000	771
Petroleos Mexicanos,
4.88%, 1/24/22		$1,070	1,139
			3,705
New Zealand (0.8%)
New Zealand Government Bond,
3.00%, 4/15/20	NZD	4,770	3,532
Norway (0.1%)
Norway Government Bond,
3.75%, 5/25/21	NOK	1,500	260
Poland (0.7%)
Poland Government Bond,
5.75%, 10/25/21	PLN	7,600	2,733
Poland Government International Bond,
5.00%, 3/23/22		$670	738
			3,471
Portugal (0.0%)
Portugal Obrigacoes do Tesouro OT,
4.20%, 10/15/16 (b)	EUR	120	164
Qatar (0.2%)
Qatar Government International Bond,
4.00%, 1/20/15 (b)		$900	910
South Africa (0.1%)
South Africa Government Bond,
7.25%, 1/15/20	ZAR	1,000	87
7.75%, 2/28/23		4,300	372
			459
	Face Amount (000)		Value (000)
Spain (1.1%)
Spain Government Bond,
4.20%, 1/31/37	EUR	330	$480
4.40%, 10/31/23 (b)		2,250	3,421
5.85%, 1/31/22		680	1,117
			5,018
Supernational (0.4%)
European Investment Bank,
2.15%, 1/18/27	JPY	157,000	1,670
European Union,
2.75%, 4/4/22	EUR	300	435
			2,105
Sweden (0.4%)
Sweden Government Bond,
1.50%, 11/13/23	SEK	12,300	1,726
4.25%, 3/12/19		450	73
			1,799
United Kingdom (0.9%)
United Kingdom Gilt,
3.75%, 9/7/21	GBP	400	720
4.25%, 6/7/32 - 9/7/39		1,700	3,324
			4,044
			54,671
U.S. Treasury Securities (2.6%)
United States (2.6%)
U.S. Treasury Bond,
3.50%, 2/15/39		$4,300	4,577
U.S. Treasury Notes,
0.88%, 1/31/17 - 2/28/17		6,380	6,387
1.50%, 6/30/16		1,200	1,221
			12,185
Total Fixed Income Securities (Cost $119,733)			121,647
	Shares
Common Stocks (59.3%)
Australia (1.7%)
AGL Energy Ltd.		4,451	53
Alumina Ltd. (f)		28,733	43
Amcor Ltd.		11,036	109
AMP Ltd.		31,080	149
Arrium Ltd.		14,100	4
Asciano Ltd.		7,805	41
ASX Ltd.		1,539	48
Australia & New Zealand Banking Group Ltd.		27,880	755
BHP Billiton Ltd.		28,547	847
BlueScope Steel Ltd. (f)		3,657	17
Brambles Ltd.		13,059	109
Coca-Cola Amatil Ltd.		4,624	36
Cochlear Ltd.		499	30
Commonwealth Bank of Australia		12,195	804
Computershare Ltd.		4,195	45
Crown Resorts Ltd.		5,745	69

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
CSL Ltd.	4,783	$311
Dexus Property Group REIT	42,125	41
DuluxGroup Ltd.	5,415	26
Echo Entertainment Group Ltd.	7,295	21
Fairfax Media Ltd.	32,187	22
Fortescue Metals Group Ltd.	10,837	33
Goodman Group REIT	10,844	49
GPT Group REIT	17,370	59
Incitec Pivot Ltd.	13,918	33
Insurance Australia Group Ltd.	19,798	106
Leighton Holdings Ltd.	1,366	23
Lend Lease Group REIT	5,862	74
Macquarie Group Ltd.	2,700	136
Mirvac Group REIT	25,584	38
National Australia Bank Ltd.	23,506	670
Newcrest Mining Ltd. (f)	4,209	39
Orica Ltd.	3,553	59
Origin Energy Ltd.	9,394	123
Orora Ltd.	11,036	16
QBE Insurance Group Ltd.	13,529	138
Recall Holdings Ltd.	2,611	13
Rio Tinto Ltd.	3,744	195
Santos Ltd.	8,544	102
Scentre Group REIT (f)	41,036	118
Shopping Centres Australasia Property Group REIT	2,263	3
Sonic Healthcare Ltd.	3,160	49
Stockland REIT	24,146	83
Suncorp Group Ltd.	11,119	137
Sydney Airport	2,861	11
TABCORP Holdings Ltd.	7,097	22
Telstra Corp., Ltd.	41,748	194
Toll Holdings Ltd.	6,015	30
Transurban Group	12,301	83
Treasury Wine Estates Ltd.	7,395	27
Wesfarmers Ltd.	10,200	376
Westfield Corp. REIT	18,583	121
Westpac Banking Corp.	23,864	672
Woodside Petroleum Ltd.	5,210	185
Woolworths Ltd.	10,835	325
WorleyParsons Ltd.	1,584	21
		7,943
Austria (0.0%)
BUWOG AG (f)	183	4
Erste Group Bank AG	3,466	79
Immofinanz AG (f)	3,664	10
Raiffeisen Bank International AG	1,454	32
Voestalpine AG	1,329	53
		178
Belgium (0.4%)
Ageas	3,005	100
	Shares	Value (000)
Anheuser-Busch InBev N.V.	7,694	$856
Colruyt SA	995	44
Delhaize Group SA	3,372	235
Groupe Bruxelles Lambert SA	1,457	133
KBC Groep N.V. (f)	6,130	326
Umicore SA	1,567	69
		1,763
Canada (2.3%)
Agnico-Eagle Mines Ltd.	1,600	46
Agrium, Inc.	1,500	133
Bank of Montreal	5,100	375
Bank of Nova Scotia	8,800	544
Barrick Gold Corp.	9,400	138
BCE, Inc.	5,300	227
Blackberry Ltd. (f)	4,200	42
Bombardier, Inc.	12,800	43
Brookfield Asset Management, Inc., Class A	5,500	247
Cameco Corp.	4,100	72
Canadian Imperial Bank of Commerce	3,700	332
Canadian National Railway Co.	8,600	611
Canadian Natural Resources Ltd.	10,300	400
Canadian Oil Sands Ltd.	2,700	50
Canadian Pacific Railway Ltd.	1,600	332
Cenovus Energy, Inc.	7,100	191
Crescent Point Energy Corp.	2,100	76
Eldorado Gold Corp.	5,400	36
Enbridge, Inc.	8,200	393
Encana Corp.	7,600	161
Fairfax Financial Holdings Ltd.	300	134
First Quantum Minerals Ltd.	5,100	99
Fortis, Inc.	1,300	40
Goldcorp, Inc.	7,100	164
Great-West Lifeco, Inc.	4,100	118
Husky Energy, Inc.	2,600	71
IGM Financial, Inc.	1,800	78
Imperial Oil Ltd.	2,600	123
Intact Financial Corp.	1,500	97
Kinross Gold Corp. (f)	10,100	33
Lightstream Resources Ltd.	1,136	5
Loblaw Cos. Ltd.	673	34
Magna International, Inc.	2,600	247
Manulife Financial Corp.	18,100	348
National Bank of Canada	3,000	137
Pembina Pipeline Corp.	400	17
Penn West Petroleum Ltd.	3,700	25
Potash Corp. of Saskatchewan, Inc.	8,200	284
Power Corp. of Canada	4,100	114
Power Financial Corp.	3,400	104
Rogers Communications, Inc., Class B	3,800	142
Royal Bank of Canada	12,300	879
Shaw Communications, Inc., Class B	3,700	91
Silver Wheaton Corp.	3,500	70

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
SNC-Lavalin Group, Inc.	1,800	$83
Sun Life Financial, Inc.	5,900	214
Suncor Energy, Inc.	14,100	510
Talisman Energy, Inc.	10,200	88
Teck Resources Ltd., Class B	4,700	89
Thomson Reuters Corp.	3,700	135
Tim Hortons, Inc.	3,100	244
Toronto-Dominion Bank (The)	16,200	800
Touchstone Exploration, Inc. (f)	650	1
TransAlta Corp.	2,300	24
TransCanada Corp.	6,300	325
Valeant Pharmaceuticals International, Inc. (f)	300	39
Yamana Gold, Inc.	7,200	43
		10,498
Chile (0.0%)
Antofagasta PLC	2,716	32
Denmark (0.4%)
AP Moeller - Maersk A/S	30	70
AP Moeller - Maersk A/S Series B	55	131
Carlsberg A/S Series B	227	20
Coloplast A/S	120	10
Danske Bank A/S	6,044	164
DSV A/S	3,452	97
Novo Nordisk A/S	19,475	932
Novozymes A/S Series B	2,771	120
TDC A/S	537	4
Vestas Wind Systems A/S (f)	3,486	136
		1,684
Finland (0.2%)
Fortum Oyj	6,094	149
Kesko Oyj, Class B	76	3
Kone Oyj, Class B	5,074	204
Nokia Oyj	34,796	297
Nokian Renkaat Oyj	1,401	42
Sampo, Class A	3,582	174
UPM-Kymmene Oyj	11,663	166
		1,035
France (2.7%)
Accor SA	1,422	63
Aeroports de Paris (ADP)	480	57
Air Liquide SA	3,070	374
Alcatel-Lucent (f)	39,117	121
Alstom SA (f)	4,118	141
AXA SA	16,884	416
BNP Paribas SA	23,110	1,533
Bouygues SA	2,699	88
Bureau Veritas SA	2,324	51
Cap Gemini SA	1,918	138
Carrefour SA	6,238	193
Casino Guichard Perrachon SA	67	7
CGG SA (f)	2,024	18
	Shares	Value (000)
Christian Dior SA	710	$119
Cie de St-Gobain	2,371	109
Cie Generale des Etablissements Michelin Series B	1,855	175
Credit Agricole SA	20,490	309
Danone SA	7,355	492
Edenred	1,823	45
Electricite de France SA	3,256	107
Essilor International SA	1,528	168
Eutelsat Communications SA	799	26
GDF Suez	12,237	307
Groupe Eurotunnel SA	7,563	92
ICADE REIT	86	7
JCDecaux SA	651	21
Kering	1,357	274
L'Oreal SA	2,690	427
Lafarge SA	4,474	322
LVMH Moet Hennessy Louis Vuitton SA	2,297	373
Natixis	11,504	79
Orange SA	19,419	292
Pernod Ricard SA	2,105	238
Peugeot SA (f)	1,221	16
Publicis Groupe SA	1,047	72
Remy Cointreau SA	30	2
Renault SA	1,898	137
Sanofi	11,589	1,311
SES SA	2,416	84
Societe Generale SA	15,837	809
Societe Television Francaise 1	1,176	16
Sodexo	1,223	120
Suez Environnement Co.	4,193	71
Technip SA	933	79
Thales SA	1,262	67
Total SA	20,957	1,362
Unibail-Rodamco SE REIT	1,616	416
Vallourec SA	2,417	111
Veolia Environnement SA	5,613	99
Vinci SA	4,786	278
Vivendi SA (f)	16,236	392
		12,624
Germany (2.0%)
Adidas AG	1,738	130
Allianz SE (Registered)	4,059	658
Axel Springer SE	168	9
BASF SE	10,277	943
Bayer AG (Registered)	6,754	946
Bayerische Motoren Werke AG	2,799	301
Beiersdorf AG	970	81
Commerzbank AG (f)	15,833	237
Continental AG	533	101
Daimler AG (Registered)	6,189	475
Deutsche Bank AG (Registered)	11,761	413
Deutsche Boerse AG	1,204	81

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (cont'd)
Deutsche Lufthansa AG (Registered)	3,253	$51
Deutsche Post AG (Registered)	5,009	161
Deutsche Telekom AG (Registered)	25,997	394
E.ON SE	15,975	292
Esprit Holdings Ltd. (d)	12,508	16
Fraport AG Frankfurt Airport Services Worldwide	268	18
Fresenius Medical Care AG & Co., KGaA	1,557	109
Fresenius SE & Co., KGaA	3,141	155
Henkel AG & Co., KGaA	1,575	147
Henkel AG & Co., KGaA (Preference)	2,044	204
Infineon Technologies AG	10,693	111
K&S AG (Registered)	1,306	37
Lanxess AG	827	46
Linde AG	1,359	261
Merck KGaA	1,048	97
Metro AG (f)	1,211	40
Muenchener Rueckversicherungs AG (Registered)	1,719	340
Osram Licht AG (f)	765	28
Porsche Automobil Holding SE (Preference)	779	62
ProSiebenSat.1 Media AG (Registered)	535	21
QIAGEN N.V. (f)	2,514	57
RWE AG	3,402	133
SAP SE	9,219	665
Siemens AG (Registered)	7,650	912
Suedzucker AG	507	8
ThyssenKrupp AG (f)	4,900	129
TUI AG	1,503	22
Volkswagen AG	290	60
Volkswagen AG (Preference)	1,450	301
		9,252
Greece (0.1%)
Aegean Airlines SA (f)	547	4
Alpha Bank AE (f)	52,415	41
Athens Water Supply & Sewage Co., SA (The)	513	5
Ellaktor SA (f)	1,606	6
Eurobank Ergasias SA (f)	111,133	44
Eurobank Properties Real Estate Investment Co. REIT	554	6
FF Group (f)	456	17
Fourlis Holdings SA (f)	417	2
GEK Terna Holding Real Estate Construction SA (f)	931	4
Hellenic Exchanges - Athens Stock Exchange SA Holding (f)	1,347	10
Hellenic Petroleum SA (f)	1,202	8
Hellenic Telecommunications Organization SA (f)	3,650	48
Intralot SA-Integrated Lottery Systems & Services (f)	921	2
JUMBO SA (f)	1,895	24
Lamda Development SA (f)	678	4
Marfin Investment Group Holdings SA (f)	5,423	2
Metka SA	293	4
Motor Oil Hellas Corinth Refineries SA	528	5
	Shares	Value (000)
Mytilineos Holdings SA (f)	1,227	$10
National Bank of Greece SA (f)	18,771	55
OPAP SA	2,699	35
Piraeus Bank SA (f)	24,238	41
Public Power Corp. SA (f)	1,889	22
Terna Energy SA (f)	293	1
Titan Cement Co., SA	456	11
		411
Hong Kong (0.6%)
AIA Group Ltd.	67,200	347
Bank of East Asia Ltd.	17,427	71
BOC Hong Kong Holdings Ltd.	36,500	116
Cheung Kong Holdings Ltd.	14,000	231
CLP Holdings Ltd.	19,000	153
Global Brands Group Holding Ltd. (f)	40,000	9
Hang Lung Group Ltd.	8,000	40
Hang Lung Properties Ltd.	22,000	63
Hang Seng Bank Ltd.	11,500	185
Henderson Land Development Co., Ltd.	14,408	93
Hong Kong & China Gas Co., Ltd.	52,707	114
Hong Kong Exchanges and Clearing Ltd.	10,822	233
Hutchison Whampoa Ltd.	21,000	254
Kerry Logistics Network Ltd.	3,500	5
Kerry Properties Ltd.	7,000	23
Link REIT (The)	21,033	121
MTR Corp., Ltd.	15,595	61
New World Development Co., Ltd.	39,632	46
Power Assets Holdings Ltd.	14,500	128
Sands China Ltd.	28,400	148
Sino Land Co., Ltd.	22,444	35
Sun Hung Kai Properties Ltd.	14,323	203
Swire Pacific Ltd., Class A	6,500	84
Swire Properties Ltd.	4,550	14
Wharf Holdings Ltd.	13,200	94
Wheelock & Co., Ltd.	10,000	48
		2,919
Ireland (0.0%)
Bank of Ireland (f)	299,332	118
Kerry Group PLC, Class A	176	12
		130
Italy (0.7%)
Assicurazioni Generali SpA	11,606	244
Atlantia SpA	3,202	79
Banca Monte dei Paschi di Siena SpA (f)	53,950	71
Banco Popolare SC (f)	6,530	96
Enel Green Power SpA	11,984	31
Enel SpA	57,892	307
Eni SpA	22,322	532
Fiat SpA (f)	9,996	96
Finmeccanica SpA (f)	1,205	12
Intesa Sanpaolo SpA	243,499	736
Luxottica Group SpA	1,123	58

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Italy (cont'd)
Prysmian SpA	1,210	$23
Saipem SpA (f)	2,154	46
Snam SpA	20,778	115
Telecom Italia SpA (f)	90,977	104
Telecom Italia SpA	64,353	57
Terna Rete Elettrica Nazionale SpA	9,469	48
UniCredit SpA	83,548	661
Unione di Banche Italiane SCPA	15,735	132
		3,448
Japan (4.9%)
Advantest Corp.	1,600	21
Aeon Co., Ltd.	9,500	95
Aisin Seiki Co., Ltd.	2,800	101
Ajinomoto Co., Inc.	12,000	200
Asahi Glass Co., Ltd.	12,000	65
Asahi Group Holdings Ltd.	4,500	130
Asahi Kasei Corp.	19,000	154
Astellas Pharma, Inc.	19,000	283
Bank of Yokohama Ltd. (The)	15,000	83
Bridgestone Corp.	6,600	218
Calbee, Inc.	100	3
Canon, Inc.	10,400	339
Central Japan Railway Co.	1,700	230
Chiba Bank Ltd. (The)	10,000	70
Chubu Electric Power Co., Inc. (f)	5,800	67
Chugai Pharmaceutical Co., Ltd.	3,400	98
Chugoku Electric Power Co., Inc. (The)	2,600	33
Coca-Cola West Co., Ltd.	100	1
Dai Nippon Printing Co., Ltd.	8,000	80
Dai-ichi Life Insurance Co., Ltd. (The)	1,000	15
Daiichi Sankyo Co., Ltd.	6,800	107
Daikin Industries Ltd.	2,800	174
Daito Trust Construction Co., Ltd.	1,000	118
Daiwa House Industry Co., Ltd.	8,000	144
Daiwa Securities Group, Inc.	21,000	166
Denso Corp.	6,100	281
Dentsu, Inc.	2,200	84
East Japan Railway Co.	3,600	270
Eisai Co., Ltd.	2,800	113
Electric Power Development Co., Ltd.	1,900	62
FamilyMart Co., Ltd.	100	4
FANUC Corp.	1,800	325
Fast Retailing Co., Ltd.	500	167
FUJIFILM Holdings Corp.	5,700	175
Fujitsu Ltd.	19,000	117
Hankyu Hanshin Holdings, Inc.	24,000	140
Hitachi Ltd.	47,000	359
Hokkaido Electric Power Co., Inc. (f)	2,900	24
Hokuriku Electric Power Co.	2,700	35
Honda Motor Co., Ltd.	1,100	38
Honda Motor Co., Ltd. ADR	13,695	469
Hoya Corp.	4,200	141
	Shares	Value (000)
Ibiden Co., Ltd.	1,400	$27
Inpex Corp.	4,200	59
Isetan Mitsukoshi Holdings Ltd.	3,700	48
Isuzu Motors Ltd.	500	7
ITOCHU Corp.	15,500	189
Japan Real Estate Investment Corp. REIT	12	62
Japan Steel Works Ltd. (The)	3,000	12
Japan Tobacco, Inc.	13,600	442
JFE Holdings, Inc.	4,600	92
JGC Corp.	2,000	55
JSR Corp.	2,100	37
JX Holdings, Inc.	2,800	13
Kansai Electric Power Co., Inc. (The) (f)	4,900	46
Kao Corp.	6,900	269
Kawasaki Heavy Industries Ltd.	26,000	104
KDDI Corp.	7,500	451
Keikyu Corp.	7,000	58
Keio Corp.	7,000	52
Keyence Corp.	500	217
Kintetsu Corp.	29,000	98
Kirin Holdings Co., Ltd.	11,900	158
Kobe Steel Ltd.	49,000	80
Komatsu Ltd.	9,800	227
Konica Minolta, Inc.	3,500	38
Kubota Corp.	13,000	205
Kuraray Co., Ltd.	3,500	41
Kyocera Corp.	3,200	149
Kyushu Electric Power Co., Inc. (f)	2,700	29
Lawson, Inc.	100	7
LIXIL Group Corp.	3,900	83
Makita Corp.	1,100	62
Marubeni Corp.	21,000	144
Mazda Motor Corp.	3,400	85
MEIJI Holdings Co., Ltd.	100	8
Mitsubishi Chemical Holdings Corp.	15,500	76
Mitsubishi Corp.	12,800	262
Mitsubishi Electric Corp.	19,000	253
Mitsubishi Estate Co., Ltd.	12,000	270
Mitsubishi Heavy Industries Ltd.	37,000	238
Mitsubishi Motors Corp.	6,400	78
Mitsui & Co., Ltd.	19,300	304
Mitsui Fudosan Co., Ltd.	9,000	276
Mitsui OSK Lines Ltd.	12,000	38
Mizuho Financial Group, Inc.	144,700	258
MS&AD Insurance Group Holdings, Inc.	4,000	87
Murata Manufacturing Co., Ltd.	2,200	250
NGK Insulators Ltd.	3,000	71
Nidec Corp.	2,200	149
Nikon Corp.	3,500	51
Nintendo Co., Ltd.	1,000	109
Nippon Building Fund, Inc. REIT	12	63
Nippon Electric Glass Co., Ltd.	4,000	19
Nippon Express Co., Ltd.	15,000	63

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Nippon Steel Sumitomo Metal Corp.	80,000	$208
Nippon Telegraph & Telephone Corp.	5,600	348
Nippon Yusen KK	24,000	63
Nissan Motor Co., Ltd.	23,900	233
Nisshin Seifun Group, Inc.	440	4
Nissin Foods Holdings Co., Ltd.	100	5
Nitto Denko Corp.	1,700	93
Nomura Holdings, Inc.	36,100	215
NSK Ltd.	7,000	100
NTT Data Corp.	2,100	76
NTT DoCoMo, Inc.	14,700	245
Odakyu Electric Railway Co., Ltd.	12,000	110
OJI Holdings Corp.	9,000	34
Olympus Corp. (f)	2,400	86
Omron Corp.	1,900	86
Ono Pharmaceutical Co., Ltd.	1,000	89
Oriental Land Co., Ltd.	100	19
ORIX Corp.	10,500	145
Osaka Gas Co., Ltd.	29,000	117
Otsuka Holdings Co., Ltd.	400	14
Panasonic Corp.	18,700	222
Rakuten, Inc.	10,000	115
Resona Holdings, Inc.	7,300	41
Ricoh Co., Ltd.	8,000	86
Rohm Co., Ltd.	800	50
Secom Co., Ltd.	2,100	125
Sekisui House Ltd.	8,000	94
Seven & I Holdings Co., Ltd.	9,800	380
Sharp Corp. (f)	10,000	28
Shikoku Electric Power Co., Inc. (f)	3,800	49
Shin-Etsu Chemical Co., Ltd.	3,300	216
Shionogi & Co., Ltd.	4,400	101
Shiseido Co., Ltd.	5,200	86
Shizuoka Bank Ltd. (The)	10,000	103
SMC Corp.	600	165
Softbank Corp.	7,400	519
Sompo Japan Nipponkoa Holdings, Inc.	400	10
Sony Corp.	900	16
Sony Corp. ADR	9,035	163
Sumitomo Chemical Co., Ltd.	15,000	53
Sumitomo Corp.	11,700	129
Sumitomo Electric Industries Ltd.	16,600	245
Sumitomo Metal Mining Co., Ltd.	6,000	84
Sumitomo Mitsui Financial Group, Inc.	13,000	530
Sumitomo Mitsui Trust Holdings, Inc.	30,000	125
Sumitomo Realty & Development Co., Ltd.	6,000	214
Suntory Beverage & Food Ltd.	200	7
Suzuki Motor Corp.	4,200	139
T&D Holdings, Inc.	5,800	74
Takeda Pharmaceutical Co., Ltd.	7,400	322
TDK Corp.	1,000	56
Terumo Corp.	4,600	110
Tobu Railway Co., Ltd.	23,000	116
Tohoku Electric Power Co., Inc.	4,600	52
	Shares	Value (000)
Tokio Marine Holdings, Inc.	4,900	$152
Tokyo Electric Power Co., Inc. (f)	9,500	33
Tokyo Electron Ltd.	1,500	98
Tokyo Gas Co., Ltd.	26,000	146
Tokyu Corp.	12,000	79
Toppan Printing Co., Ltd.	8,000	57
Toray Industries, Inc.	19,000	126
Toshiba Corp.	42,000	195
Toyota Industries Corp.	2,500	121
Toyota Motor Corp.	27,300	1,609
Trend Micro, Inc.	1,200	41
Unicharm Corp.	6,000	137
West Japan Railway Co.	2,300	103
Yahoo! Japan Corp.	19,100	73
Yakult Honsha Co., Ltd.	200	11
Yamada Denki Co., Ltd.	9,500	28
Yamato Holdings Co., Ltd.	6,600	123
		22,615
Kazakhstan (0.0%)
Kazakhmys PLC (f)	2,888	12
Netherlands (0.7%)
Akzo Nobel N.V.	4,136	283
ArcelorMittal	12,177	168
ASML Holding N.V.	2,380	237
CNH Industrial N.V.	6,659	53
Fugro N.V. CVA	657	20
Heineken Holding N.V.	120	8
Heineken N.V.	3,790	284
ING Groep N.V. CVA (f)	45,698	653
Koninklijke Ahold N.V.	11,740	190
Koninklijke DSM N.V.	3,186	197
Koninklijke KPN N.V. (f)	6,177	20
Koninklijke Philips N.V.	11,422	364
Koninklijke Vopak N.V.	1,006	54
PostNL N.V. (f)	4,654	20
Randstad Holding N.V.	1,207	56
TNT Express N.V.	4,151	26
Unilever N.V. CVA	16,310	649
		3,282
Norway (0.3%)
Akastor ASA	1,833	7
Aker Solutions ASA (b)(f)	1,833	18
DnB ASA	11,838	222
Kvaerner ASA	1,677	3
Norsk Hydro ASA	13,781	77
Orkla ASA	11,153	101
REC Silicon ASA (f)	6,482	3
Seadrill Ltd.	328	9
Statoil ASA	13,168	359
Subsea 7 SA	3,127	45
Telenor ASA	16,272	357
Yara International ASA	2,039	102
		1,303

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Poland (0.0%)
Jeronimo Martins SGPS SA	9,761	$107
Portugal (0.2%)
Altri SGPS SA	2,495	7
Banco BPI SA (f)	27,337	58
Banco Comercial Portugues SA (f)	1,243,522	163
Banco Espirito Santo SA (Registered) (f)	192,146	7
BANIF - Banco Internacional do Funchal SA (f)	1,098,476	11
CTT - Correios de Portugal SA	4,233	41
EDP - Energias de Portugal SA	39,852	174
Galp Energia SGPS SA	9,936	161
Impresa SGPS SA (f)	998	1
Mota-Engil SGPS SA	5,647	36
NOS SGPS	6,625	40
Portucel SA	2,203	9
Portugal Telecom SGPS SA (Registered)	72,608	153
REN - Redes Energeticas Nacionais SGPS SA	5,377	18
Semapa-Sociedade de Investimento e Gestao	454	6
Sonae	34,319	50
Teixeira Duarte SA	2,438	3
		938
Russia (0.3%)
Gazprom OAO ADR	42,906	302
Lukoil OAO ADR	3,827	195
Magnit OJSC GDR	1,831	106
MegaFon OAO GDR	629	16
MMC Norilsk Nickel OJSC ADR	3,702	69
Mobile Telesystems OJSC ADR	3,600	54
NovaTek OAO (Registered GDR)	702	73
Rosneft OAO (Registered GDR)	9,468	55
Sberbank of Russia ADR	24,086	190
Severstal OAO GDR	1,156	12
Sistema JSFC GDR	739	5
Surgutneftegas OJSC ADR	11,119	74
Tatneft OAO ADR	1,669	59
Uralkali OJSC (Registerd GDR)	2,362	42
VTB Bank OJSC (Registerd GDR)	18,306	36
		1,288
South Africa (0.1%)
SABMiller PLC	11,933	663
Spain (2.5%)
Abertis Infraestructuras SA	12,358	244
ACS Actividades de Construccion y Servicios SA	3,511	135
Amadeus IT Holding SA, Class A	5,400	202
Banco Bilbao Vizcaya Argentaria SA	205,626	2,481
Banco de Sabadell SA	89,733	266
Banco Popular Espanol SA	29,127	178
Banco Santander SA	391,017	3,759
Bankia SA (f)	57,079	107
CaixaBank SA	48,840	297
Distribuidora Internacional de Alimentacion SA	19,214	138
EDP Renovaveis SA	4,976	34
	Shares	Value (000)
Enagas SA	4,460	$144
Ferrovial SA	6,878	133
Gas Natural SDG SA	5,948	175
Grifols SA	2,531	104
Grifols SA, Class B	126	4
Iberdrola SA	103,127	739
Inditex SA	27,630	763
International Consolidated Airlines Group SA (f)	13,928	83
Red Electrica Corp., SA	3,217	279
Repsol SA	16,546	393
Telefonica SA	71,322	1,104
		11,762
Sweden (0.9%)
Assa Abloy AB, Class B	3,279	169
Atlas Copco AB, Class A	9,926	285
Atlas Copco AB, Class B	7,174	186
Electrolux AB, Class B	2,950	78
Hennes & Mauritz AB, Class B	10,362	430
Husqvarna AB, Class B	5,449	39
Investor AB, Class B	11,790	417
Millicom International Cellular SA SDR	1,326	106
Modern Times Group AB, Class B	443	14
Nordea Bank AB	26,050	339
Sandvik AB	15,296	173
Skandinaviska Enskilda Banken AB	14,182	189
Skanska AB, Class B	3,281	68
SKF AB, Class B	6,298	132
Svenska Cellulosa AB SCA, Class B	9,267	221
Svenska Handelsbanken AB, Class A	5,479	258
Swedbank AB, Class A	4,898	123
Swedish Match AB	4,441	144
Telefonaktiebolaget LM Ericsson, Class B	25,830	328
TeliaSonera AB	31,426	217
Volvo AB, Class B	8,272	90
		4,006
Switzerland (2.7%)
ABB Ltd. (Registered) (f)	37,474	843
Actelion Ltd. (Registered) (f)	1,056	124
Adecco SA (Registered) (f)	1,374	93
Aryzta AG (f)	102	9
Barry Callebaut AG (Registered) (f)	2	2
Chocoladefabriken Lindt & Spruengli AG	1	5
Cie Financiere Richemont SA (Registered)	5,331	438
Coca-Cola HBC AG (f)	590	13
Credit Suisse Group AG (Registered) (f)	16,331	453
Geberit AG (Registered)	894	289
Givaudan SA (Registered) (f)	99	158
Holcim Ltd. (Registered) (f)	327	24
Julius Baer Group Ltd. (f)	2,309	104
Kuehne & Nagel International AG (Registered)	732	93
Lonza Group AG (Registered) (f)	523	63
Nestle SA (Registered)	41,900	3,083

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Switzerland (cont'd)
Novartis AG (Registered)	23,572	$2,226
Roche Holding AG (Genusschein)	6,415	1,902
SGS SA (Registered)	60	125
Sonova Holding AG (Registered)	957	153
Swatch Group AG (The)	353	168
Swiss Re AG (f)	1,336	107
Swisscom AG (Registered)	745	423
Syngenta AG (Registered)	914	291
Transocean Ltd.	3,245	105
UBS AG (Registered) (f)	30,443	531
Zurich Insurance Group AG (f)	2,528	754
		12,579
United Kingdom (5.7%)
3i Group PLC	17,668	110
Admiral Group PLC	3,778	79
Aggreko PLC	2,431	61
AMEC PLC	3,969	71
Anglo American PLC	12,293	276
ARM Holdings PLC	14,750	217
Associated British Foods PLC	2,278	99
AstraZeneca PLC	16,441	1,184
Aviva PLC	32,168	273
Babcock International Group PLC	4,000	71
BAE Systems PLC	51,079	390
Barclays PLC	165,488	610
BG Group PLC	32,584	602
BHP Billiton PLC	20,867	580
BP PLC	189,666	1,394
British American Tobacco PLC	21,825	1,232
British Land Co., PLC REIT	12,968	148
British Sky Broadcasting Group PLC	8,242	118
BT Group PLC	102,679	632
Burberry Group PLC	4,196	103
Cairn Energy PLC (f)	6,451	18
Capita PLC	6,586	124
Centrica PLC	52,229	261
Compass Group PLC	19,815	320
Diageo PLC	27,686	801
Experian PLC	11,449	183
G4S PLC	14,808	60
GlaxoSmithKline PLC	58,621	1,343
Glencore PLC (f)	65,300	363
HSBC Holdings PLC	161,033	1,634
Imperial Tobacco Group PLC	11,465	495
Inmarsat PLC	4,106	47
Intertek Group PLC	1,847	78
Investec PLC	9,538	80
ITV PLC	32,244	109
J Sainsbury PLC	1,451	6
Johnson Matthey PLC	2,335	111
Land Securities Group PLC REIT	12,437	209
	Shares	Value (000)
Legal & General Group PLC	64,615	$240
Lloyds Banking Group PLC (f)	379,266	473
Lonmin PLC (f)	1,989	6
Man Group PLC	15,236	29
Marks & Spencer Group PLC	10,082	66
National Grid PLC	35,017	504
Next PLC	1,962	210
Old Mutual PLC	76,950	227
Pearson PLC	12,902	259
Petrofac Ltd.	3,181	53
Prudential PLC	31,720	708
Randgold Resources Ltd.	924	63
Reckitt Benckiser Group PLC	7,675	666
Reed Elsevier PLC	3,587	57
Rio Tinto PLC	13,589	668
Rolls-Royce Holdings PLC (f)	34,143	534
Royal Bank of Scotland Group PLC (f)	20,621	123
Royal Dutch Shell PLC, Class A	35,881	1,372
Royal Dutch Shell PLC, Class B	27,048	1,069
RSA Insurance Group PLC (f)	15,957	125
Serco Group PLC	5,878	27
Shire PLC	5,464	473
Signet Jewelers Ltd.	402	46
Smith & Nephew PLC	10,250	173
Smiths Group PLC	6,229	128
SSE PLC	17,723	444
Standard Chartered PLC	21,901	405
Standard Life PLC (f)	18,540	125
Tate & Lyle PLC	544	5
Tesco PLC	88,122	266
TUI Travel PLC	15,728	99
Tullow Oil PLC	8,851	92
Unilever PLC	14,806	620
Vedanta Resources PLC	1,623	26
Vodafone Group PLC	330,304	1,095
WM Morrison Supermarkets PLC	22,809	62
Wolseley PLC	3,226	170
WPP PLC	28,743	578
		26,778
United States (29.9%)
3M Co.	2,391	339
Aaron's, Inc.	1,865	45
Abbott Laboratories	9,467	394
AbbVie, Inc.	9,622	556
Abercrombie & Fitch Co., Class A	249	9
Accenture PLC, Class A	4,625	376
ACCO Brands Corp. (f)	104	1
Actavis plc (f)	702	169
Actuant Corp., Class A	1,472	45
Acuity Brands, Inc.	381	45
Adobe Systems, Inc. (f)	4,763	330
ADT Corp. (The)	504	18

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Advance Auto Parts, Inc.	606	$79
Advanced Micro Devices, Inc. (f)	3,480	12
AES Corp.	993	14
Aetna, Inc.	3,858	312
Aflac, Inc.	301	18
Agilent Technologies, Inc.	3,065	175
Air Products & Chemicals, Inc.	277	36
Airgas, Inc.	294	33
Akamai Technologies, Inc. (f)	1,512	90
Alaska Air Group, Inc.	1,047	46
Alcoa, Inc.	4,780	77
Alexander & Baldwin, Inc.	1,262	45
Alexion Pharmaceuticals, Inc. (f)	1,888	313
Allegheny Technologies, Inc.	635	24
Allegion PLC	1,299	62
Allergan, Inc.	3,053	544
Allstate Corp. (The)	743	46
Alpha Natural Resources, Inc. (f)	984	2
Altera Corp.	5,441	195
Altria Group, Inc.	13,961	641
Amazon.com, Inc. (f)	1,870	603
AMC Networks, Inc., Class A (f)	21	1
Ameren Corp.	2,892	111
American Electric Power Co., Inc.	5,294	276
American Express Co.	4,491	393
American Tower Corp. REIT	4,460	418
Ameriprise Financial, Inc.	2,879	355
AmerisourceBergen Corp.	4,695	363
AMETEK, Inc.	2,019	101
Amgen, Inc.	8,205	1,152
Amphenol Corp., Class A	206	21
Anadarko Petroleum Corp.	3,741	379
Analog Devices, Inc.	4,757	235
Analogic Corp.	602	38
Andersons, Inc. (The)	743	47
Annaly Capital Management, Inc. REIT	2,758	29
Aon PLC	200	18
Apache Corp.	3,374	317
Apollo Education Group, Inc., Class A (f)	736	19
Apple, Inc.	65,763	6,626
Applied Materials, Inc.	9,149	198
ArcBest Corp.	1,219	45
Arch Coal, Inc.	22,831	48
Archer-Daniels-Midland Co.	4,632	237
AT&T, Inc.	36,851	1,299
Automatic Data Processing, Inc.	2,070	172
AutoZone, Inc. (f)	257	131
Avago Technologies Ltd.	1,865	162
AvalonBay Communities, Inc. REIT	1,767	249
Avery Dennison Corp.	1,848	83
Avon Products, Inc.	5,924	75
Baker Hughes, Inc.	4,595	299
	Shares	Value (000)
Balchem Corp.	809	$46
Ball Corp.	999	63
Bank of America Corp.	111,137	1,895
Bank of New York Mellon Corp. (The)	13,284	514
Baxter International, Inc.	6,001	431
BB&T Corp.	7,560	281
Becton Dickinson and Co.	2,700	307
Bed Bath & Beyond, Inc. (f)	1,780	117
Belden, Inc.	705	45
Berkshire Hathaway, Inc., Class B (f)	854	118
Best Buy Co., Inc.	1,746	59
Biogen Idec, Inc. (f)	2,166	717
Blackhawk Network Holdings, Inc. (f)	95	3
BlackRock, Inc.	1,187	390
Boeing Co. (The)	4,219	537
Boston Properties, Inc. REIT	1,616	187
Boston Scientific Corp. (f)	15,580	184
Bristol-Myers Squibb Co.	12,627	646
Broadcom Corp., Class A	6,952	281
Brookfield Property Partners LP	2,480	52
Brown-Forman Corp., Class B	161	15
Bunge Ltd.	901	76
C.H. Robinson Worldwide, Inc.	1,527	101
CA, Inc.	2,375	66
Cablevision Systems Corp.	3,512	61
Cabot Oil & Gas Corp.	1,448	47
Callaway Golf Co.	2,457	18
Cameron International Corp. (f)	2,123	141
Campbell Soup Co.	437	19
Cantel Medical Corp.	568	20
Capital One Financial Corp.	4,477	365
Cardinal Health, Inc.	4,410	330
CareFusion Corp. (f)	298	13
CarMax, Inc. (f)	977	45
Carnival Corp.	2,609	105
Cash America International, Inc.	874	38
Catamaran Corp. (f)	200	8
Caterpillar, Inc.	5,587	553
CBRE Group, Inc., Class A (f)	7,089	211
CBS Corp., Class B	7,301	391
Celadon Group, Inc.	801	16
Celanese Corp. Series A	320	19
Celgene Corp. (f)	7,772	737
CenterPoint Energy, Inc.	5,676	139
CenturyLink, Inc.	4,610	188
Cerner Corp. (f)	3,037	181
CF Industries Holdings, Inc.	756	211
Charles Schwab Corp. (The)	8,133	239
Chesapeake Energy Corp.	5,334	123
Chevron Corp.	11,865	1,416
Chipotle Mexican Grill, Inc. (f)	223	149
Chubb Corp. (The)	284	26

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Church & Dwight Co., Inc.	143	$10
Cigna Corp.	3,556	322
Cimarex Energy Co.	364	46
Cintas Corp.	1,494	105
CIRCOR International, Inc.	419	28
Cisco Systems, Inc.	52,742	1,328
CIT Group, Inc.	2,055	94
Citigroup, Inc.	19,537	1,012
Citrix Systems, Inc. (f)	2,079	148
Cliffs Natural Resources, Inc.	977	10
Clorox Co. (The)	1,695	163
CME Group, Inc.	211	17
Coach, Inc.	1,753	62
Coca-Cola Co.	40,123	1,712
Coca-Cola Enterprises, Inc.	2,278	101
Cognizant Technology Solutions Corp., Class A (f)	6,618	296
Colgate-Palmolive Co.	11,656	760
Comcast Corp., Class A	15,474	832
Comcast Corp. Special Class A	4,375	234
Comerica, Inc.	222	11
ConAgra Foods, Inc.	4,101	135
Concho Resources, Inc. (f)	780	98
ConocoPhillips	8,765	671
CONSOL Energy, Inc.	3,320	126
Consolidated Edison, Inc.	2,586	147
Constellation Brands, Inc., Class A (f)	505	44
Cooper Cos., Inc. (The)	297	46
Corning, Inc.	5,584	108
Costco Wholesale Corp.	7,506	941
Covidien PLC	2,747	238
CR Bard, Inc.	1,182	169
Crimson Wine Group Ltd. (f)	181	2
Crown Castle International Corp.	3,396	273
Crown Holdings, Inc. (f)	700	31
CST Brands, Inc.	1,609	58
CSX Corp.	7,808	250
Cubic Corp.	740	35
Cummins, Inc.	2,121	280
CVS Health Corp.	3,057	243
Cytec Industries, Inc.	967	46
D.R. Horton, Inc.	2,223	46
Danaher Corp.	5,000	380
Darden Restaurants, Inc.	724	37
DaVita HealthCare Partners, Inc. (f)	1,747	128
Deere & Co.	3,418	280
Delta Air Lines, Inc.	1,272	46
Deltic Timber Corp.	169	11
Denbury Resources, Inc.	934	14
DENTSPLY International, Inc.	1,224	56
Devon Energy Corp.	2,622	179
DeVry Education Group, Inc.	21	1
Diamond Offshore Drilling, Inc.	43	1
	Shares	Value (000)
DIRECTV, Class A (f)	9,292	$804
Discover Financial Services	4,169	268
Discovery Communications, Inc., Class A (f)	1,842	70
Discovery Communications, Inc., Class C (f)	4,848	181
Dollar General Corp. (f)	186	11
Dollar Tree, Inc. (f)	780	44
Dominion Resources, Inc.	6,923	478
Dover Corp.	226	18
Dow Chemical Co. (The)	2,480	130
Dr. Pepper Snapple Group, Inc.	1,324	85
DTE Energy Co.	1,790	136
Duke Energy Corp.	5,562	416
Dun & Bradstreet Corp. (The)	826	97
Eagle Materials, Inc.	456	46
Eastman Chemical Co.	282	23
Eaton Corp., PLC	2,648	168
eBay, Inc. (f)	9,267	525
Ecolab, Inc.	1,768	203
Edison International	4,627	259
Edwards Lifesciences Corp. (f)	472	48
EI du Pont de Nemours & Co.	1,872	134
Eli Lilly & Co.	7,044	457
EMC Corp.	20,497	600
Emerson Electric Co.	5,765	361
Encore Wire Corp.	526	19
Energizer Holdings, Inc.	65	8
Engility Holdings, Inc. (f)	18	1
Entergy Corp.	1,590	123
EOG Resources, Inc.	5,605	555
EQT Corp.	1,560	143
Equifax, Inc.	1,761	132
Equity Residential REIT	3,433	211
Estee Lauder Cos., Inc. (The), Class A	3,809	285
Exelis, Inc.	227	4
Exelon Corp.	8,830	301
Expedia, Inc.	873	76
Expeditors International of Washington, Inc.	756	31
Express Scripts Holding Co. (f)	8,934	631
Exxon Mobil Corp.	28,986	2,726
Fair Isaac Corp.	836	46
Family Dollar Stores, Inc.	297	23
Fastenal Co.	2,071	93
FedEx Corp.	2,205	356
Fidelity National Information Services, Inc.	111	6
Fifth Third Bancorp	10,571	212
Financial Engines, Inc.	1,380	47
First Solar, Inc. (f)	295	19
FirstEnergy Corp.	3,956	133
Fiserv, Inc. (f)	1,736	112
Flowserve Corp.	1,100	78
Fluor Corp.	826	55
FMC Corp.	1,082	62
FMC Technologies, Inc. (f)	2,871	156

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Ford Motor Co.	11,829	$175
Franklin Resources, Inc.	4,208	230
Freeport-McMoRan, Inc.	3,360	110
Frontier Communications Corp.	11,447	75
GameStop Corp., Class A	636	26
Gannett Co., Inc.	233	7
Gap, Inc. (The)	1,796	75
General Dynamics Corp.	1,541	196
General Electric Co.	25,978	666
General Growth Properties, Inc. REIT	1,446	34
General Mills, Inc.	6,649	335
Genuine Parts Co.	111	10
Gilead Sciences, Inc. (f)	13,161	1,401
Global Payments, Inc.	654	46
Goldman Sachs Group, Inc. (The)	5,452	1,001
Google, Inc., Class A (f)	2,083	1,226
Google, Inc., Class C (f)	2,083	1,203
Green Plains, Inc.	1,219	46
H&R Block, Inc.	4,237	131
Halliburton Co.	8,238	531
Harman International Industries, Inc.	43	4
Hartford Financial Services Group, Inc.	328	12
Hasbro, Inc.	176	10
HCP, Inc. REIT	1,986	79
Health Care, Inc. REIT	817	51
Heartland Express, Inc.	1,950	47
Heartland Payment Systems, Inc.	975	47
Helmerich & Payne, Inc.	1,080	106
Henry Schein, Inc. (f)	780	91
Herbalife Ltd.	92	4
Hershey Co. (The)	912	87
Hess Corp.	1,639	155
Hewlett-Packard Co.	13,606	483
Hologic, Inc. (f)	1,696	41
Home Depot, Inc.	1,531	140
Honeywell International, Inc.	6,030	562
Hormel Foods Corp.	152	8
Hospira, Inc. (f)	2,035	106
Host Hotels & Resorts, Inc. REIT	10,071	215
Hudson City Bancorp, Inc.	222	2
Humana, Inc.	1,027	134
Huntington Bancshares, Inc.	1,000	10
Huntington Ingalls Industries, Inc.	59	6
IHS, Inc., Class A (f)	772	97
Illinois Tool Works, Inc.	2,874	243
Illumina, Inc. (f)	742	122
Ingersoll-Rand PLC	1,227	69
Intel Corp.	22,676	790
Intercontinental Exchange, Inc.	778	152
Interface, Inc.	2,232	36
International Business Machines Corp.	9,271	1,760
International Flavors & Fragrances, Inc.	253	24
	Shares	Value (000)
International Game Technology	3,403	$57
International Paper Co.	930	44
International Speedway Corp., Class A	693	22
Interpublic Group of Cos., Inc. (The)	6,001	110
Intuit, Inc.	3,722	326
Intuitive Surgical, Inc. (f)	787	363
Invacare Corp.	857	10
Invesco Ltd.	4,481	177
Iron Mountain, Inc.	2,891	94
ITT Corp.	219	10
Jabil Circuit, Inc.	222	4
Jacobs Engineering Group, Inc. (f)	1,051	51
Janus Capital Group, Inc.	111	2
JB Hunt Transport Services, Inc.	228	17
JC Penney Co., Inc. (f)	222	2
JM Smucker Co. (The)	993	98
Johnson & Johnson	21,501	2,292
Johnson Controls, Inc.	2,548	112
Jones Lang LaSalle, Inc.	366	46
Joy Global, Inc.	241	13
JPMorgan Chase & Co.	47,777	2,878
Juniper Networks, Inc.	6,931	154
KB Home	3,017	45
KBR, Inc.	1,302	25
Kellogg Co.	2,711	167
Keurig Green Mountain, Inc.	144	19
KeyCorp	13,315	177
Kimberly-Clark Corp.	4,844	521
Kimco Realty Corp. REIT	2,819	62
KLA-Tencor Corp.	1,089	86
Knowles Corp. (f)	113	3
Kohl's Corp.	2,049	125
Kraft Foods Group, Inc.	4,082	230
Kroger Co. (The)	8,391	436
L Brands, Inc.	2,531	170
L-3 Communications Holdings, Inc.	111	13
Laboratory Corp. of America Holdings (f)	872	89
Lam Research Corp.	842	63
Landstar System, Inc.	644	46
Las Vegas Sands Corp.	2,435	151
Legg Mason, Inc.	2,064	106
Lennar Corp., Class A	1,175	46
Leucadia National Corp.	2,612	62
Lexmark International, Inc., Class A	111	5
Li & Fung Ltd. (d)	40,000	45
Liberty Global PLC, Class A (f)	2,541	108
Liberty Global PLC Series C (f)	7,009	287
Liberty Property Trust REIT	629	21
Linear Technology Corp.	1,999	89
Lockheed Martin Corp.	1,083	198
Loews Corp.	1,790	75
Lorillard, Inc.	3,718	223
Lowe's Cos., Inc.	7,573	401

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
LyondellBasell Industries N.V., Class A	1,054	$115
M&T Bank Corp.	1,232	152
Macerich Co. (The) REIT	287	18
Macy's, Inc.	173	10
Mallinckrodt PLC (f)	387	35
Manpowergroup, Inc.	1,629	114
Marathon Oil Corp.	4,605	173
Marathon Petroleum Corp.	2,403	203
Marriott International, Inc., Class A	2,025	142
Marriott Vacations Worldwide Corp. (f)	194	12
Marsh & McLennan Cos., Inc.	786	41
Marvell Technology Group Ltd.	3,549	48
Mastercard, Inc., Class A	12,308	910
Mattel, Inc.	1,865	57
Maxim Integrated Products, Inc.	1,870	57
MAXIMUS, Inc.	1,144	46
McCormick & Co., Inc.	126	8
McDonald's Corp.	6,382	605
McGraw Hill Financial, Inc.	3,915	331
McKesson Corp.	2,713	528
Mead Johnson Nutrition Co.	2,047	197
MeadWestvaco Corp.	232	9
Medtronic, Inc.	10,568	655
Merck & Co., Inc.	22,442	1,330
MetLife, Inc.	1,070	57
MGM Resorts International (f)	2,834	65
Microchip Technology, Inc.	1,003	47
Micron Technology, Inc. (f)	6,596	226
Microsoft Corp.	47,120	2,184
Minerals Technologies, Inc.	737	45
Molson Coors Brewing Co., Class B	1,745	130
Mondelez International, Inc., Class A	11,819	405
Monsanto Co.	3,386	381
Monster Beverage Corp. (f)	149	14
Moody's Corp.	1,455	137
Mosaic Co. (The)	1,808	80
Motorola Solutions, Inc.	1,599	101
Murphy Oil Corp.	1,114	63
Murphy USA, Inc. (f)	228	12
Mylan, Inc. (f)	2,537	115
Nabors Industries Ltd.	1,991	45
NASDAQ OMX Group, Inc. (The)	3,392	144
National Oilwell Varco, Inc.	4,789	364
Navient Corp.	6,330	112
NetApp, Inc.	4,216	181
Netflix, Inc. (f)	325	147
New York Community Bancorp, Inc.	5,371	85
Newfield Exploration Co. (f)	936	35
Newmont Mining Corp.	5,346	123
News Corp., Class A (f)	4,591	75
News Corp., Class B (f)	925	15
NextEra Energy, Inc.	3,687	346
	Shares	Value (000)
NII Holdings, Inc. (f)	1,686	$—	@
NIKE, Inc., Class B	3,726	332
NiSource, Inc.	64	3
Noble Corp. PLC	1,071	24
Noble Energy, Inc.	3,500	239
Nordstrom, Inc.	310	21
Norfolk Southern Corp.	4,630	517
Northern Trust Corp.	33	2
Northrop Grumman Corp.	1,039	137
NOW, Inc. (f)	1,047	32
Nucor Corp.	1,066	58
NVIDIA Corp.	4,256	79
O'Reilly Automotive, Inc. (f)	1,233	185
Occidental Petroleum Corp.	8,817	848
Olympic Steel, Inc.	276	6
Omnicom Group, Inc.	2,361	163
ONE Gas, Inc.	742	25
ONEOK, Inc.	3,370	221
Oracle Corp.	29,311	1,122
Owens-Illinois, Inc. (f)	262	7
PACCAR, Inc.	3,326	189
Pall Corp.	735	62
Paragon Offshore PLC (f)	323	2
Patterson Cos., Inc.	294	12
Paychex, Inc.	2,153	95
Peabody Energy Corp.	3,023	37
Pentair PLC	189	12
People's United Financial, Inc.	667	10
Pepco Holdings, Inc.	94	3
PepsiCo, Inc.	10,446	972
PerkinElmer, Inc.	1,227	53
Perrigo Co., PLC	822	123
PetSmart, Inc.	286	20
Pfizer, Inc.	45,990	1,360
PG&E Corp.	4,237	191
Philip Morris International, Inc.	11,813	985
Phillips 66	4,593	373
Pioneer Natural Resources Co.	1,457	287
Pitney Bowes, Inc.	3,281	82
Plum Creek Timber Co., Inc. REIT	958	37
PNC Financial Services Group, Inc. (The)	5,169	442
Power Integrations, Inc.	840	45
PPG Industries, Inc.	322	63
PPL Corp.	5,262	173
Praxair, Inc.	1,829	236
Precision Castparts Corp.	1,387	329
Priceline Group, Inc. (f)	258	299
PrivateBancorp, Inc.	1,547	46
Procter & Gamble Co. (The)	27,883	2,335
Progressive Corp. (The)	259	7
ProLogis, Inc. REIT	4,809	181
Prudential Financial, Inc.	200	18
Public Service Enterprise Group, Inc.	5,294	197
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Public Storage REIT	3,366	$558
PVH Corp.	378	46
QEP Resources, Inc.	2,945	91
Qualcomm, Inc.	15,526	1,161
Quest Diagnostics, Inc.	1,378	84
Ralph Lauren Corp.	47	8
Range Resources Corp.	2,279	155
Rayonier Advanced Materials	175	6
Rayonier, Inc. REIT	625	19
Raytheon Co.	1,174	119
Regency Centers Corp. REIT	251	14
Regeneron Pharmaceuticals, Inc. (f)	114	41
Regions Financial Corp.	17,979	180
Republic Services, Inc.	3,658	143
Reynolds American, Inc.	3,762	222
Robert Half International, Inc.	2,060	101
Rockwell Automation, Inc.	1,762	194
Rockwell Collins, Inc.	1,032	81
Roper Industries, Inc.	572	84
Ross Stores, Inc.	1,750	132
Rouse Properties, Inc. REIT	71	1
Royal Caribbean Cruises Ltd.	1,878	126
RR Donnelley & Sons Co.	3,504	58
Ryland Group, Inc. (The)	1,347	45
Safeway, Inc.	577	20
Salesforce.com, Inc. (f)	5,396	310
SanDisk Corp.	3,518	345
Schlumberger Ltd.	13,225	1,345
Scripps Networks Interactive, Inc., Class A	881	69
Sealed Air Corp.	287	10
Sempra Energy	2,603	274
Seventy Seven Energy, Inc. (f)	295	7
Sherwin-Williams Co. (The)	61	13
Sigma-Aldrich Corp.	606	82
Simon Property Group, Inc. REIT	5,728	942
Skyworks Solutions, Inc.	795	46
SLM Corp.	6,330	54
SM Energy Co.	581	45
Sonic Automotive, Inc., Class A	1,982	49
Southern Co. (The)	8,130	355
Southwest Airlines Co.	2,050	69
Southwestern Energy Co. (f)	4,262	149
Spectra Energy Corp.	5,522	217
Sprint Corp. (f)	28,434	180
St. Jude Medical, Inc.	4,136	249
Standex International Corp.	298	22
Stanley Black & Decker, Inc.	258	23
Staples, Inc.	6,938	84
Starbucks Corp.	5,752	434
Starwood Hotels & Resorts Worldwide, Inc.	884	74
State Street Corp.	3,568	263
Stericycle, Inc. (f)	817	95
	Shares	Value (000)
Stewart Information Services Corp.	599	$18
Stryker Corp.	3,774	305
SunTrust Banks, Inc.	6,117	233
Symantec Corp.	7,862	185
Sysco Corp.	9,035	343
T-Mobile US, Inc. (f)	116	3
T. Rowe Price Group, Inc.	3,731	292
Target Corp.	2,888	181
TE Connectivity Ltd.	3,400	188
Tenaris SA	4,172	96
Tenet Healthcare Corp. (f)	271	16
Terex Corp.	1,451	46
Texas Instruments, Inc.	13,705	654
Textron, Inc.	3,397	122
Thermo Fisher Scientific, Inc.	4,362	531
Tiffany & Co.	261	25
Time Warner Cable, Inc.	3,749	538
Time Warner, Inc.	7,809	587
Time, Inc. (f)	851	20
Titan International, Inc.	2,652	31
TJX Cos., Inc. (The)	5,240	310
Towers Watson & Co., Class A	462	46
Travelers Cos., Inc. (The)	728	68
TripAdvisor, Inc. (f)	332	30
Triumph Group, Inc.	703	46
TRW Automotive Holdings Corp. (f)	1,744	177
Twenty-First Century Fox, Inc.	23,421	799
Tyco International Ltd.	1,509	67
Tyson Foods, Inc., Class A	3,153	124
Ultra Petroleum Corp. (f)	1,410	33
UniFirst Corp.	439	42
Union Pacific Corp.	5,170	561
United Community Banks, Inc.	2,803	46
United Parcel Service, Inc., Class B	4,420	434
United States Steel Corp.	1,755	69
United Technologies Corp.	3,373	356
UnitedHealth Group, Inc.	7,419	640
Universal Health Services, Inc., Class B	417	44
Urban Outfitters, Inc. (f)	186	7
US Bancorp	17,773	743
UTi Worldwide, Inc. (f)	4,381	47
Valero Energy Corp.	4,571	211
Varian Medical Systems, Inc. (f)	1,177	94
Vectrus, Inc. (f)	13	—	@
Ventas, Inc. REIT	747	46
Verisk Analytics, Inc., Class A (f)	1,988	121
Veritiv Corp. (f)	15	1
Verizon Communications, Inc.	33,150	1,660
Vertex Pharmaceuticals, Inc. (f)	1,076	121
VF Corp.	2,912	192
Viacom, Inc., Class B	4,563	351
Visa, Inc., Class A	3,951	843
Vornado Realty Trust REIT	309	31

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Vulcan Materials Co.	754	$45
Wabtec Corp.	572	46
Wal-Mart Stores, Inc.	27,287	2,087
Walgreen Co.	13,401	794
Walt Disney Co. (The)	12,474	1,111
Washington Prime Group, Inc. REIT	2,864	50
Waste Management, Inc.	4,629	220
Waters Corp. (f)	443	44
Weatherford International PLC (f)	5,576	116
WellPoint, Inc.	2,486	297
Wells Fargo & Co.	49,327	2,559
Western Union Co. (The)	7,169	115
Weyerhaeuser Co. REIT	2,579	82
Whole Foods Market, Inc.	5,624	214
Williams Cos., Inc. (The)	9,331	516
Wisconsin Energy Corp.	3,670	158
Woodward, Inc.	953	45
World Fuel Services Corp.	1,140	45
WPX Energy, Inc. (f)	4,405	106
WW Grainger, Inc.	788	198
Wyndham Worldwide Corp.	308	25
Wynn Resorts Ltd.	840	157
Xcel Energy, Inc.	5,216	159
Xerox Corp.	6,956	92
Xilinx, Inc.	2,008	85
Xylem, Inc.	2,138	76
Yahoo!, Inc. (f)	7,799	318
Yum! Brands, Inc.	4,189	302
Zimmer Holdings, Inc.	2,380	239
Zions Bancorporation	1,810	53
Zoetis, Inc.	12,288	454
		139,244
Total Common Stocks (Cost $230,925)		276,494
Investment Companies (0.3%)
United Kingdom (0.2%)
ETFS Daily Short Copper (United Kingdom) (f)	33,621	1,079
United States (0.1%)
iShares MSCI Emerging Markets Index Fund	8,000	333
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note G)	4,645	116
		449
Total Investment Companies (Cost $1,589)		1,528
	No. of Rights
Rights (0.0%)
Australia (0.0%)
Arrium Ltd. (f)	14,100	—	@
Italy (0.0%)
Fiat S.p.A (f)	9,996	—
Portugal (0.0%)
Mota Engil SGPS (f)(g)	2,077	—
	No. of Rights	Value (000)
Spain (0.0%)
Banco Bilbao Vizcaya Argentaria SA (f)	205,626	$21
Banco Popular Espanol SA (f)	29,127	—	@
		21
Total Rights (Cost $21)		21
	No. of Warrants
Warrants (0.0%)
France (0.0%)
Peugeot SA (France) (f)	1,221	2
Hong Kong (0.0%)
Sun Hung Kai Properties Ltd. (Hong Kong) (f)	1,181	2
Total Warrants (Cost $2)		4
	Shares
Short-Term Investments (16.4%)
Investment Company (15.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $73,049)	73,048,564	73,049
	Face Amount (000)
U.S. Treasury Securities (0.7%)
U.S. Treasury Bills,
0.03%, 2/12/15 (h)(i)	$273	273
0.04%, 2/12/15 (h)(i)	525	525
0.05%, 2/12/15 (h)(i)	2,419	2,419
Total U.S. Treasury Securities (Cost $3,216)		3,217
Total Short-Term Investments (Cost $76,265)		76,266
Total Investments (102.0%) (Cost $428,535) (j)		475,960
Liabilities in Excess of Other Assets (-2.0%)		(9,334)
Net Assets (100.0%)		$466,626

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2014.

(d)  Security trades on the Hong Kong exchange.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2014.

(f)  Non-income producing security.

(g)  Security has been deemed illiquid at September 30, 2014.

(h)  Rate shown is the yield to maturity at September 30, 2014.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

@  Value is less than $500.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

GDR  Global Depositary Receipt.

IO  Interest Only.

MTN  Medium Term Note.

OJSC  Open Joint Stock Company.

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

SDR  Swedish Depositary Receipt.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
HSBC Bank PLC	KRW	1,458,797	$1,383	10/2/14	USD	1,393	$1,393	$10
HSBC Bank PLC	USD	1,383	1,383	10/2/14	KRW	1,458,797	1,382	(1)
UBS AG	KRW	1,458,797	1,382	10/2/14	USD	1,383	1,383	1
UBS AG	USD	1,433	1,433	10/2/14	KRW	1,458,797	1,382	(51)
Citibank NA	CAD	4,429	3,955	10/3/14	USD	4,083	4,083	128
Citibank NA	EUR	89	112	10/3/14	USD	115	115	3
Citibank NA	MXN	20,254	1,508	10/3/14	USD	1,545	1,545	37
Citibank NA	NZD	1,577	1,231	10/3/14	USD	1,286	1,286	55
Citibank NA	ZAR	1,936	171	10/3/14	USD	181	181	10
Commonwealth Bank of Australia	AUD	700	613	10/3/14	USD	637	637	24
Commonwealth Bank of Australia	EUR	500	632	10/3/14	USD	637	637	5
Deutsche Bank AG London	EUR	451	570	10/3/14	NOK	3,660	570	(— @)
Deutsche Bank AG London	EUR	480	607	10/3/14	USD	619	619	12
Deutsche Bank AG London	NOK	3,660	569	10/3/14	EUR	449	567	(2)
Deutsche Bank AG London	NOK	5,421	844	10/3/14	USD	844	844	— @
Deutsche Bank AG London	PLN	2,400	725	10/3/14	USD	740	740	15
Deutsche Bank AG London	PLN	1,492	451	10/3/14	USD	460	460	9
Deutsche Bank AG London	USD	877	877	10/3/14	NOK	5,421	844	(33)
HSBC Bank PLC	EUR	597	754	10/3/14	CHF	720	754	(— @)
HSBC Bank PLC	EUR	615	777	10/3/14	PLN	2,600	785	8
HSBC Bank PLC	EUR	1,582	1,998	10/3/14	USD	1,997	1,997	(1)
HSBC Bank PLC	JPY	1,156,920	10,549	10/3/14	USD	10,550	10,550	1
HSBC Bank PLC	NZD	4,968	3,878	10/3/14	USD	4,148	4,148	270
HSBC Bank PLC	PLN	2,600	786	10/3/14	EUR	622	786	— @
HSBC Bank PLC	PLN	6,413	1,937	10/3/14	USD	2,001	2,001	64
HSBC Bank PLC	THB	10,500	324	10/3/14	USD	324	324	(— @)
HSBC Bank PLC	USD	3,333	3,333	10/3/14	GBP	2,010	3,258	(75)
HSBC Bank PLC	USD	11,561	11,561	10/3/14	JPY	1,201,350	10,953	(608)
HSBC Bank PLC	USD	3,339	3,339	10/3/14	PLN	11,049	3,337	(2)
HSBC Bank PLC	USD	1,212	1,212	10/3/14	SEK	8,744	1,212	(— @)
JPMorgan Chase Bank NA	AUD	477	418	10/3/14	USD	417	417	(1)
JPMorgan Chase Bank NA	JPY	45,000	410	10/3/14	USD	426	426	16
JPMorgan Chase Bank NA	USD	239	239	10/3/14	GBP	147	238	(1)
JPMorgan Chase Bank NA	USD	5	5	10/3/14	JPY	570	5	(— @)
JPMorgan Chase Bank NA	USD	1,509	1,509	10/3/14	MXN	20,254	1,508	(1)
JPMorgan Chase Bank NA	USD	2,182	2,182	10/3/14	SEK	15,864	2,198	16
JPMorgan Chase Bank NA	USD	328	328	10/3/14	THB	10,500	324	(4)
UBS AG	CHF	720	754	10/3/14	EUR	597	754	(— @)
UBS AG	CHF	214	224	10/3/14	USD	224	224	(— @)
UBS AG	GBP	2,182	3,537	10/3/14	USD	3,536	3,536	(1)
UBS AG	MYR	850	259	10/3/14	USD	259	259	(— @)
UBS AG	NZD	5	4	10/3/14	USD	4	4	— @
UBS AG	PLN	744	225	10/3/14	USD	229	229	4
UBS AG	SEK	24,607	3,410	10/3/14	USD	3,539	3,539	129
UBS AG	USD	1,098	1,098	10/3/14	AUD	1,177	1,031	(67)
UBS AG	USD	3,952	3,952	10/3/14	CAD	4,429	3,955	3
UBS AG	USD	234	234	10/3/14	CHF	214	224	(10)
UBS AG	USD	3,495	3,495	10/3/14	EUR	2,651	3,348	(147)
UBS AG	USD	40	40	10/3/14	GBP	25	40	— @

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	USD	269	$269	10/3/14	MYR	850	$260	$(9)
UBS AG	USD	3,904	3,904	10/3/14	NZD	5,000	3,903	(1)
UBS AG	USD	172	172	10/3/14	ZAR	1,936	172	(— @)
Westpac Banking Corp.	USD	1,267	1,267	10/3/14	NZD	1,550	1,210	(57)
Deutsche Bank AG London	NOK	4,050	630	10/10/14	USD	634	634	4
HSBC Bank PLC	USD	283	283	10/10/14	NOK	1,820	283	(— @)
UBS AG	USD	348	348	10/10/14	NOK	2,230	347	(1)
Credit Suisse International	ILS	3,271	888	10/15/14	USD	887	887	(1)
Royal Bank of Scotland PLC	USD	633	633	10/15/14	ILS	2,307	627	(6)
Bank of America NA	PLN	2,918	880	10/16/14	USD	885	885	5
Bank of America NA	USD	2,310	2,310	10/16/14	CAD	2,549	2,275	(35)
Bank of Montreal	HUF	217,415	884	10/16/14	USD	883	883	(1)
Bank of Montreal	NZD	8,262	6,440	10/16/14	USD	6,717	6,717	277
Bank of Montreal	TRY	3,118	1,364	10/16/14	USD	1,400	1,400	36
Bank of Montreal	TRY	2,013	881	10/16/14	USD	885	885	4
Bank of New York Mellon	MXN	6,203	461	10/16/14	USD	468	468	7
Barclays Bank PLC	AUD	9,658	8,448	10/16/14	USD	8,701	8,701	253
Barclays Bank PLC	AUD	3,475	3,039	10/16/14	USD	3,049	3,049	10
Barclays Bank PLC	AUD	1,682	1,472	10/16/14	USD	1,476	1,476	4
Barclays Bank PLC	AUD	447	391	10/16/14	USD	390	390	(1)
Barclays Bank PLC	CLP	1,965,250	3,282	10/16/14	USD	3,323	3,323	41
Barclays Bank PLC	INR	54,603	882	10/16/14	USD	886	886	4
Barclays Bank PLC	KRW	928,970	880	10/16/14	USD	887	887	7
Barclays Bank PLC	USD	1,122	1,122	10/16/14	KRW	1,163,378	1,102	(20)
Citibank NA	USD	6,123	6,123	10/16/14	EUR	4,729	5,975	(148)
Citibank NA	USD	8,552	8,552	10/16/14	JPY	916,392	8,356	(196)
Citibank NA	USD	3,914	3,914	10/16/14	JPY	429,185	3,914	(— @)
Commonwealth Bank of Australia	AUD	2,735	2,392	10/16/14	USD	2,464	2,464	72
Commonwealth Bank of Australia	AUD	5,489	4,801	10/16/14	USD	4,945	4,945	144
Deutsche Bank AG London	CHF	3,152	3,301	10/16/14	USD	3,374	3,374	73
Deutsche Bank AG London	GBP	3,261	5,287	10/16/14	USD	5,288	5,288	1
Deutsche Bank AG London	IDR	7,571,608	620	10/16/14	USD	614	614	(6)
Deutsche Bank AG London	IDR	3,092,628	253	10/16/14	USD	251	251	(2)
Deutsche Bank AG London	JPY	119,776	1,092	10/16/14	USD	1,118	1,118	26
Deutsche Bank AG London	MYR	2,896	882	10/16/14	USD	884	884	2
Deutsche Bank AG London	USD	810	810	10/16/14	CHF	773	810	— @
Deutsche Bank AG London	USD	3,024	3,024	10/16/14	EUR	2,336	2,951	(73)
Deutsche Bank AG London	USD	1,383	1,383	10/16/14	GBP	852	1,382	(1)
Goldman Sachs International	EUR	30,814	38,923	10/16/14	USD	39,889	39,889	966
Goldman Sachs International	USD	622	622	10/16/14	AUD	712	623	1
Goldman Sachs International	USD	1,114	1,114	10/16/14	HKD	8,631	1,112	(2)
Goldman Sachs International	USD	578	578	10/16/14	TWD	17,343	570	(8)
JPMorgan Chase Bank NA	NZD	8,579	6,688	10/16/14	USD	6,975	6,975	287
JPMorgan Chase Bank NA	NZD	2,250	1,754	10/16/14	USD	1,751	1,751	(3)
JPMorgan Chase Bank NA	TWD	26,988	887	10/16/14	USD	890	890	3
JPMorgan Chase Bank NA	USD	88	88	10/16/14	TWD	2,640	87	(1)
Northern Trust Company	SGD	1,130	885	10/16/14	USD	887	887	2
Royal Bank of Scotland PLC	BRL	3,247	1,321	10/16/14	USD	1,375	1,375	54
Royal Bank of Scotland PLC	BRL	2,163	880	10/16/14	USD	883	883	3
Royal Bank of Scotland PLC	CLP	532,967	890	10/16/14	USD	888	888	(2)
Royal Bank of Scotland PLC	JPY	655,602	5,978	10/16/14	USD	6,118	6,118	140
Royal Bank of Scotland PLC	MXN	11,917	887	10/16/14	USD	884	884	(3)
Royal Bank of Scotland PLC	USD	1,885	1,885	10/16/14	BRL	4,413	1,796	(89)
Royal Bank of Scotland PLC	USD	2,827	2,827	10/16/14	EUR	2,183	2,758	(69)
State Street Bank and Trust Co.	MXN	18,724	1,392	10/16/14	USD	1,413	1,413	21
State Street Bank and Trust Co.	SEK	6,951	964	10/16/14	USD	963	963	(1)
State Street Bank and Trust Co.	THB	28,742	885	10/16/14	USD	887	887	2
State Street Bank and Trust Co.	USD	494	494	10/16/14	DKK	2,839	482	(12)
UBS AG	EUR	4,688	5,922	10/16/14	USD	6,069	6,069	147

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	RUB	34,260	$863	10/16/14	USD	872	$872	$9
UBS AG	SEK	2,878	399	10/16/14	USD	404	404	5
UBS AG	USD	3,079	3,079	10/16/14	EUR	2,439	3,080	1
UBS AG	USD	909	909	10/16/14	RUB	34,640	873	(36)
UBS AG	USD	1,616	1,616	10/16/14	SGD	2,038	1,598	(18)
UBS AG	USD	18	18	10/16/14	TRY	39	18	(—	@)
UBS AG	ZAR	14,253	1,260	10/16/14	USD	1,294	1,294	34
UBS AG	ZAR	9,971	881	10/16/14	USD	886	886	5
Deutsche Bank AG London	CAD	80	72	11/5/14	USD	72	72	—	@
Deutsche Bank AG London	NOK	3,660	569	11/5/14	EUR	450	569	—	@
Deutsche Bank AG London	USD	843	843	11/5/14	NOK	5,421	843	(—	@)
HSBC Bank PLC	EUR	621	784	11/5/14	PLN	2,600	784	(—	@)
HSBC Bank PLC	NOK	1,820	283	11/5/14	USD	283	283	—	@
HSBC Bank PLC	PLN	11,049	3,332	11/5/14	USD	3,333	3,333	1
HSBC Bank PLC	SEK	8,744	1,212	11/5/14	USD	1,212	1,212	—	@
HSBC Bank PLC	USD	1,998	1,998	11/5/14	EUR	1,582	1,999	1
HSBC Bank PLC	USD	10,552	10,552	11/5/14	JPY	1,156,920	10,551	(1)
HSBC Bank PLC	USD	1,391	1,391	11/5/14	KRW	1,458,797	1,380	(11)
HSBC Bank PLC	USD	323	323	11/5/14	THB	10,500	323	—	@
JPMorgan Chase Bank NA	MXN	20,254	1,504	11/5/14	USD	1,505	1,505	1
JPMorgan Chase Bank NA	USD	416	416	11/5/14	AUD	477	417	1
UBS AG	CAD	4,429	3,952	11/5/14	USD	3,949	3,949	(3)
UBS AG	EUR	597	754	11/5/14	CHF	720	754	—	@
UBS AG	NZD	5,000	3,890	11/5/14	USD	3,891	3,891	1
UBS AG	USD	224	224	11/5/14	CHF	214	224	—	@
UBS AG	USD	3,535	3,535	11/5/14	GBP	2,182	3,536	1
UBS AG	USD	258	258	11/5/14	MYR	850	258	—	@
UBS AG	ZAR	1,936	171	11/5/14	USD	171	171	—	@
			$285,733				$287,387	$1,654

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Amsterdam Index (Netherlands)	3	$319	Oct-14	$4
CAC 40 Index (France)	7	390	Oct-14	(2)
Dollar Index (United States)	75	6,454	Dec-14	121
Euro Stoxx 50 Index (Germany)	316	12,864	Dec-14	1
FTSE MIB Index (Italy)	15	1,977	Dec-14	8
MSCI Emerging Market E Mini (United States)	112	5,615	Dec-14	(273)
MSCI Singapore Free Index (Singapore)	36	2,084	Oct-14	(12)
NIKKEI 225 Index (Japan)	76	5,613	Dec-14	148
OMXS 30 (Sweden)	19	370	Oct-14	2
S&P 500 E MINI Index (United States)	479	47,074	Dec-14	(569)
U.S. Treasury 2 yr. Note (United States)	140	30,638	Dec-14	(10)
U.S. Treasury 5 yr. Note (United States)	118	13,954	Dec-14	(36)
U.S. Treasury Long Bond (United States)	11	1,517	Dec-14	(8)
U.S. Treasury Ultra Long Bond (United States)	41	6,253	Dec-14	(3)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts: (cont'd)

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
Copper High Grade Index (United States)	78	$(5,864)	Dec-14	$427
FTSE 100 Index (United Kingdom)	67	(7,175)	Dec-14	150
German Euro Bund (Germany)	110	(20,799)	Dec-14	(82)
Hang Seng Index (Hong Kong)	98	(6,517)	Oct-14	194
Hang Seng Index (Hong Kong)	3	(441)	Oct-14	1
IBEX 35 Index (Spain)	26	(3,566)	Oct-14	15
SPI 200 Index (Australia)	8	(925)	Dec-14	39
U.S. Treasury 10 yr. Note (United States)	536	(66,807)	Dec-14	450
U.S. Treasury 5 yr. Note (United States)	30	(3,548)	Dec-14	8
U.S. Treasury Ultra Bond (United States)	20	(3,050)	Dec-14	45
				$618

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2014:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (unaudited)
Bank of America NA Russian Federation	Sell	$2,257	1.00%	12/20/19	$(131)	$(26)	$(157)	BBB-
Barclays Bank PLC Russian Federation	Sell	1,132	1.00	12/20/19	(70)	(9)	(79)	BBB-
Goldman Sachs International People's Republic of China	Buy	1,347	1.00	12/20/19	(19)	7	(12)	AA-
Goldman Sachs International Australian Government	Buy	179	1.00	12/20/19	(7)	— @	(7)	AAA
JPMorgan Chase Bank NA People's Republic of China	Buy	1,205	1.00	12/20/19	(17)	9	(8)	AA-
JPMorgan Chase Bank NA Russian Federation	Sell	275	1.00	12/20/19	(18)	(1)	(19)	BBB-
JPMorgan Chase Bank NA People's Republic of China	Buy	159	1.00	12/20/19	(2)	1	(1)	AA-
JPMorgan Chase Bank NA Australian Government	Buy	148	1.00	12/20/19	(5)	— @	(5)	AAA
JPMorgan Chase Bank NA Russian Federation	Sell	695	1.00	12/20/19	(45)	(2)	(47)	BBB-
JPMorgan Chase Bank NA Australian Government	Buy	3,504	1.00	12/20/19	(128)	9	(119)	AAA
JPMorgan Chase Bank NA Russian Federation	Sell	686	1.00	12/20/19	(44)	(3)	(47)	BBB-
JPMorgan Chase Bank NA People's Republic of China	Buy	4,147	1.00	12/20/19	(62)	34	(28)	AA-
JPMorgan Chase Bank NA Russian Federation	Sell	827	1.00	12/20/19	(55)	(3)	(58)	BBB-
JPMorgan Chase Bank NA Australian Government	Buy	2,320	1.00	12/20/19	(78)	(1)	(79)	AAA
JPMorgan Chase Bank NA Russian Federation	Sell	601	1.00	12/20/19	(37)	(4)	(41)	BBB-
		$19,482			$(718)	$11	$(707)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2014:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	3 Month LIBOR	Pay	3.05%	9/19/17	AUD	7,310	$28
JPMorgan Chase Bank NA	3 Month LIBOR	Pay	3.04	9/22/17		7,310	25
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.70	7/29/16		$18,618	1
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.76	8/1/16		71,576	(48)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.65	8/21/16		36,740	73
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.71	8/29/16		16,940	17
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.14	7/23/17		6,593	5
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.06	8/21/17		11,000	51
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.18	9/4/17		6,100	12
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.17	9/5/17		7,900	17
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.19	9/10/17		5,700	12
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.30	9/22/17		7,780	(3)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.30	9/23/17		7,780	(2)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.71	8/21/19		3,648	30
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.81	9/4/19		1,900	8
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.80	9/5/19		2,378	11
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.85	9/10/19		1,653	5
							$242

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at September 30, 2014:

Swap Counterparty	Index	Notional Amount (000)		Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	MSCI World/Energy Equipment Index		$2,129	3 Month USD LIBOR minus 0.35%	Pay	5/5/15	$207
Bank of America NA	MSCI World/Energy Equipment Index		1,556	3 Month USD LIBOR minus 0.35%	Pay	5/5/15	151
Barclays Bank PLC	Barclays EM Consumer Staples Index††		2,724	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	163
Barclays Bank PLC	Barclays EM Consumer Staples Index††		807	3 Month USD LIBOR minus 0.65%	Pay	10/23/14	51
Barclays Bank PLC	Barclays EU Luxury Index††		2,607	3 Month USD LIBOR plus 0.25%	Pay	2/4/15	158
Barclays Bank PLC	MSCI Daily Total Return Net Emerging Markets Index		27,974	3 Month USD LIBOR minus 0.20%	Receive	3/5/15	(2,079)
Barclays Bank PLC	MSCI U.S. REIT Index		7,184	3 Month USD LIBOR plus 0.05%	Pay	6/15/15	351
Barclays Bank PLC	Barclays Global Elevators Index††		1,056	3 Month USD LIBOR minus 0.35%	Pay	9/3/15	48
Deutsche Bank AG	DB Non-US Machinery Index††		6,808	3 Month USD LIBOR minus 0.23%	Pay	9/1/15	—	@
Deutsche Bank AG	DB Hong Kong ex RE Index††	HKD	27,103	3 Month HKD HIBOR minus 0.40%	Pay	9/4/15	232
Deutsche Bank AG	DB Hong Kong ex RE Index††		27,106	3 Month HKD HIBOR minus 0.40%	Pay	9/4/15	154
Goldman Sachs International	GS Iron Ore II Index††		$3,511	3 Month USD LIBOR minus 0.51%	Pay	6/10/15	387
Goldman Sachs International	GS Iron Ore II Index††		2,911	3 Month USD LIBOR minus 0.58%	Pay	6/10/15	321
Goldman Sachs International	GS Iron Ore II Index††		1,779	3 Month USD LIBOR minus 0.58%	Pay	6/10/15	186

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Notional Amount (000)		Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	GS Iron Ore II Index††		1,269	3 Month USD LIBOR minus 0.58%	Pay	6/10/15	$53
Goldman Sachs International	GS Turkey Index††		4,175	3 Month USD LIBOR minus 0.98%	Pay	8/20/15	344
Goldman Sachs International	GS US Aircraft Leasing Index††		1,069	3 Month USD LIBOR minus 0.29%	Pay	9/25/15	81
Goldman Sachs International	GS US Dividend Index††		4,264	3 Month USD LIBOR minus 0.25%	Pay	10/2/15	33
JPMorgan Chase Bank NA	JPM US Airlines Index††		1,514	3 Month USD LIBOR minus 0.32%	Pay	7/3/15	(3)
JPMorgan Chase Bank NA	JPM US Airlines Index††		1,415	3 Month USD LIBOR minus 0.29%	Pay	7/3/15	(3)
JPMorgan Chase Bank NA	JPM US Airlines Index††		1,413	3 Month USD LIBOR minus 0.32%	Pay	7/6/15	(3)
JPMorgan Chase Bank NA	JPM MSCI China Index††	HKD	27,464	3 Month HKD HIBOR minus 0.22%	Pay	8/26/15	240
JPMorgan Chase Bank NA	JPM US Machinery Index††		$7,369	3 Month USD LIBOR minus 0.26%	Pay	8/27/15	142
JPMorgan Chase Bank NA	JPM Aerospace Index††		12,839	3 Month USD LIBOR minus 0.26%	Pay	9/8/15	198
JPMorgan Chase Bank NA	Australia Bank Index	AUD	3,952	3 Month USD LIBOR minus 0.18%	Pay	9/23/15	85
							$1,497

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swaps with Barclays EM Consumer Staples Index as of September 30, 2014.

Security Description	Index Weight
Barclays EM Consumer Staples Index
AMBEV SA	22.27%
BRF SA	5.23
Fomento Economico Mexicano SA	19.12
Hengan International Group Co., Ltd.	8.24
Magnit PJSC	14.97
Uni-President Enterprises Corp.	8.02
Wal-Mart de Mexico SAB de CV	13.90
Want Want China Holdings, Ltd.	8.25
100%

The following table represents the equity basket holdings underlying the total return swaps with Barclays EU Luxury Index as of September 30, 2014.

Security Description	Index Weight
Barclays EU Luxury Index
Adidas AG	6.32%
Brunello Cucinelli SpA	1.94
Burberry Group PLC	6.69
Christian Dior SA	6.97
Cie Financiere Richmont SA	12.81
Coach, Inc.	5.24
Hermes International	2.79
Hugo Boss AG	5.02
Kering	9.40
LVMH Moet Hennessy Louis Vuiton	19.94
Moncler SpA	3.46
Security Description	Index Weight
Barclays EU Luxury Index (cont'd)
Salvatore Ferragamo SpA	4.11%
Swatch Group AG (UHR VX)	8.21
Swatch Group AG (UHRN SE)	4.08
Tod's SpA	3.02
100%

The following table represents the equity basket holdings underlying the total return swap with Barclays Global Elevators Index as of September 30, 2014.

Security Description	Index Weight
Barclays Global Elevators Index
Fujitec Co. Ltd.	1.80%
Kone OYJ	36.08
Schindler Holding AG	26.21
United Technologies Corp.	34.30
Yungtay Engineering Co. Ltd.	1.61
100%

The following table represents the equity basket holdings underlying the total return swap with DB Non-US Machinery Index as of September 30, 2014.

Security Description	Index Weight
DB Non-US Machinery Index
Alfa Laval AB	2.89%
Atlas Copco AB (ATCOA SS)	7.66
Atlas Copco AB (ATCOB SS)	4.07
CNH Industrial NV	3.21
CSR Corp Ltd.	0.68
Daewoo Shipbuilding & Marine	0.92
Doosan Infracore Co. Ltd.	0.57

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Index Weight
DB Non-US Machinery Index (cont'd)
GEA Group AG	3.16%
Hino Motors Ltd.	1.42
Hitachi Construction Machinery Corp.	0.82
Hiwin Technologies Corp.	0.77
Hyundai Heavy Industries Co. Ltd.	2.15
Hyundai Mipo Dockyard Co. Ltd.	0.48
IMI PLC	2.36
JTEKT Corp.	1.27
Kawasaki Heavy Industries Ltd.	2.03
Komatsu Ltd.	8.26
Kone OYJ	5.09
Kubota Corp.	6.57
MAN SE	1.61
Melrose Industries PLC	2.00
Metso OYJ	1.72
NGK Insulators Ltd.	2.54
Samsung Heavy Industries Co. Ltd.	1.60
Sandvik AB	5.17
Schindler Holding AG (SCHN SE)	1.18
Schindler Holding AG (SCHP VX)	2.55
Sembcorp Marine Ltd.	1.02
SMC Corp. (Japan)	5.52
Sulzer AG	1.19
Sumimoto Heavy Industries Ltd.	1.12
United Tractors Tbk PT	1.17
Vallourec SA	1.87
Volvo AB	7.17
Wartsila OYJ Abp	2.86
Weichai Power Co. Ltd.	0.75
Weir Group PLC (The)	3.55
Yangzijiang Shipbuilding Holdings	0.70
Zoomlian Heavy Industry Science	0.33
100%

The following table represents the equity basket holdings underlying the total return swap with DB Hong Kong ex RE Index as of September 30, 2014.

Security Description	Index Weight
DB Hong Kong ex RE Index
AIA Group Ltd.	23.13%
ASM Pacific Technology Ltd.	1.05
Bank of East Asia Ltd.	1.99
BOC Hong Kong Holdings Ltd.	4.33
Cathay Pacific Airways Ltd.	0.87
Cheung Kong Infrastructure Holdings Ltd.	1.62
CLP Holdings Ltd.	5.93
First Pacific Co. Ltd. (Hong Kong)	0.96
Galaxy Entertainment Group Ltd.	5.49
Hang Seng Bank Ltd.	4.79
HKT Trust and HKT Ltd.	1.18
Hong Kong & China Gas Co. Ltd.	5.24
Hong Kong Exchanges and Clearing	7.94
Hutchinson Whampoa Ltd.	10.73
Li & Fung Ltd.	3.16
MGM China Holdings Ltd.	1.07
MTR Corp. Ltd.	2.21
NWS Holdings Ltd.	0.52
PCCW Ltd.	0.89
Power Assets Holdings Ltd.	4.54
Sands China Ltd.	5.55
Security Description	Index Weight
DB Hong Kong ex RE Index (cont'd)
Shangri-La Asia Ltd.	0.84%
SJM Holdings Ltd.	1.47
Techtronic Industries Co. Ltd.	1.57
Wynn Macau Ltd.	1.96
Yue Yuen Industrial Holdings Ltd.	0.97
100%

The following table represents the equity basket holdings underlying the total return swaps with GS Iron Ore II Index as of September 30, 2014.

Security Description	Index Weight
GS Iron Ore II Index
African Rainbow Minerals Ltd.	1.15%
Assore Ltd.	0.29
BHP Billiton Ltd.	42.75
Ferrexpo PLC	0.22
Fortescue Metals Group Ltd.	4.12
Kumba Iron Ore Ltd.	2.69
Rio Tinto PLC	32.29
Vale SA	16.49
100%

The following table represents the equity basket holdings underlying the total return swap with GS Turkey Index as of September 30, 2014.

Security Description	Index Weight
GS Turkey Index
Akbank TAS	14.24%
Arcelik AS	2.80
BIM Birlesik Magazalar AS	3.17
Emlak Konut Gayrimenkul Yatirim Ortaklig	5.19
Enka Insaat ve Sanayi AS	2.62
Eregli Demir ve Celik Fabrikalari TAS	6.14
Haci Omer Sabanci Holding AS	4.27
KOC Holding AS	4.67
TAV Havalimanlari Holding AS	1.65
Tofas Turk Otomobil Fabrikasi AS	1.92
Tupras Turkiye Petrol Rafinerileri AS	3.39
Turk Hava Yollari	3.82
Turk Telekomunikasyon AS	2.24
Turkcell Iletisim Hizmetleri AS	3.54
Turkiye Garanti Bankasi AS	18.30
Turkiye Halk Bankasi AS	10.19
Turkiye Is Bankasi	5.39
Turkiye Sise ve Cam Fabrikalari AS	1.77
Turkiye Vakiflar Bankasi Tao	3.72
Ulker Biskuvi Sanayi AS	0.97
100%

The following table represents the equity basket holdings underlying the total return swap with GS US Aircraft Leasing Index as of September 30, 2014.

Security Description	Index Weight
GS US Aircraft Leasing Index
AerCap Holdings NV	66.29%
Air Lease Corp	23.78
Aircastle Ltd	7.77
Fly Leasing Ltd	2.16
100%

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with GS US Dividend Index as of September 30, 2014.

Security Description	Index Weight
GS US Dividend Index
AbbVie Inc	0.53%
Acadia Realty Trust	0.54
AGL Resources Inc	0.54
Alexandria Real Estate Equities Inc	0.54
Alliant Energy Corp	0.54
American Eagle Outfitters Inc	0.54
American Electric Power Co Inc	0.54
American Financial Group Inc/OH	0.53
American Science & Engineering Inc	0.20
Analog Devices Inc	0.53
Apartment Investment & Management Co	0.54
Arthur J Gallagher & Co	0.54
Atmos Energy Corp	0.54
AvalonBay Communities Inc	0.54
Avery Dennison Corp	0.52
Avista Corp	0.53
Bank of Hawaii Corp	0.53
Baxter International Inc	0.53
Bemis Co Inc	0.54
Big 5 Sporting Goods Corp	0.16
Black Hills Corp	0.53
Brady Corp	0.53
Brookline Bancorp Inc	0.35
Brooks Automation Inc	0.52
CA Inc	0.54
Cablevision Systems Corp	0.53
Calamos Asset Management Inc	0.24
Camden Property Trust	0.55
Campbell Soup Co	0.54
Cato Corp/The	0.51
CDI Corp	0.09
Cedar Realty Trust Inc	0.22
CenterPoint Energy Inc	0.55
Chesapeake Lodging Trust	0.54
Chevron Corp	0.53
Cincinnati Financial Corp	0.54
Cinemark Holdings Inc	0.53
Cisco Systems Inc	0.55
City Holding Co	0.41
Cleco Corp	0.52
Clorox Co/The	0.54
CMS Energy Corp	0.54
Coach Inc	0.52
Coca-Cola Co/The	0.55
Community Bank System Inc	0.53
Compass Minerals International Inc	0.53
Computer Programs & Systems Inc	0.53
Comtech Telecommunications Corp	0.42
ConAgra Foods Inc	0.54
ConocoPhillips	0.53
Cracker Barrel Old Country Store Inc	0.54
Daktronics Inc	0.22
Deere & Co	0.53
DiamondRock Hospitality Co	0.53
Diebold Inc	0.53
Dime Community Bancshares Inc	0.32
Security Description	Index Weight
GS US Dividend Index (cont'd)
DineEquity Inc	0.55%
Dominion Resources Inc/VA	0.55
Domtar Corp	0.52
DTE Energy Co	0.54
Duke Realty Corp	0.54
EastGroup Properties Inc	0.54
Eaton Corp PLC	0.52
El Paso Electric Co	0.54
Eli Lilly & Co	0.53
Equity One Inc	0.54
Equity Residential	0.54
Essex Property Trust Inc	0.53
Exelon Corp	0.54
Extra Space Storage Inc	0.54
Exxon Mobil Corp	0.53
Federated Investors Inc	0.53
First American Financial Corp	0.53
First Commonwealth Financial Corp	0.43
First Niagara Financial Group Inc	0.53
FirstMerit Corp	0.54
FNB Corp/PA	0.53
Ford Motor Co	0.49
Freeport-McMoRan Inc	0.53
Fulton Financial Corp	0.53
GameStop Corp	0.52
Garmin Ltd	0.54
General Electric Co	0.54
General Mills Inc	0.54
General Motors Co	0.52
Great Plains Energy Inc	0.54
Greenhill & Co Inc	0.54
Greif Inc	0.53
Guess? Inc	0.52
Gulfmark Offshore Inc	0.50
Hancock Holding Co	0.53
Harsco Corp	0.52
Hasbro Inc	0.53
HCI Group Inc	0.52
Horace Mann Educators Corp	0.43
Host Hotels & Resorts Inc	0.54
IDACORP Inc	0.54
Integrys Energy Group Inc	0.54
International Paper Co	0.53
Intersil Corp	0.52
Iron Mountain Inc	0.55
Janus Capital Group Inc	0.52
Kellogg Co	0.54
Kimberly-Clark Corp	0.54
Kimco Realty Corp	0.54
Koppers Holdings Inc	0.51
Kraft Foods Group Inc	0.54
Laclede Group Inc/The	0.54
Leggett & Platt Inc	0.53
Leidos Holdings Inc	0.54
Lexmark International Inc	0.54
Lockheed Martin Corp	0.55
Lorillard Inc	0.54
Lumos Networks Corp	0.14

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Index Weight
GS US Dividend Index (cont'd)
Macerich Co/The	0.54%
Mack-Cali Realty Corp	0.53
ManTech International Corp/VA	0.52
McDonald's Corp	0.54
MDC Holdings Inc	0.52
Merck & Co Inc	0.54
Meredith Corp	0.52
Microchip Technology Inc	0.53
Myers Industries Inc	0.43
National Penn Bancshares Inc	0.53
Navient Corp	0.54
NBT Bancorp Inc	0.45
New Jersey Resources Corp	0.54
NextEra Energy Inc	0.54
Northeast Utilities	0.54
NorthWestern Corp	0.53
Occidental Petroleum Corp	0.53
Old National Bancorp/IN	0.53
Olin Corp	0.53
Omnicom Group Inc	0.53
ONE Gas Inc	0.53
ONEOK Inc	0.53
Owens & Minor Inc	0.53
PACCAR Inc	0.53
Parkway Properties Inc/Md	0.55
Paychex Inc	0.54
Pennsylvania Real Estate Investment Trust	0.54
Pepco Holdings Inc	0.53
PepsiCo Inc	0.54
Pfizer Inc	0.53
PG&E Corp	0.55
Piedmont Natural Gas Co Inc	0.53
Pinnacle West Capital Corp	0.53
Pitney Bowes Inc	0.53
PNM Resources Inc	0.53
Post Properties Inc	0.54
Potlatch Corp	0.54
Procter & Gamble Co/The	0.53
Prologis Inc	0.54
Provident Financial Services Inc	0.53
Public Service Enterprise Group Inc	0.53
Public Storage	0.54
Questar Corp	0.54
Rayonier Inc	0.54
Regency Centers Corp	0.54
Rent-A-Center Inc/TX	0.54
S&T Bancorp Inc	0.18
Schweitzer-Mauduit International Inc	0.54
Scotts Miracle-Gro Co/The	0.54
Seagate Technology PLC	0.54
Simon Property Group Inc	0.54
Sonoco Products Co	0.54
South Jersey Industries Inc	0.54
Southwest Gas Corp	0.53
Sovran Self Storage Inc	0.53
Spectra Energy Corp	0.54
Spok Holdings Inc	0.23
Stage Stores Inc	0.54
Staples Inc	0.51
Security Description	Index Weight
GS US Dividend Index (cont'd)
Superior Industries International Inc	0.21%
Susquehanna Bancshares Inc	0.52
Sysco Corp	0.54
Tanger Factory Outlet Centers Inc	0.54
Taubman Centers Inc	0.54
Tessera Technologies Inc	0.52
Tompkins Financial Corp	0.21
TrustCo Bank Corp NY	0.30
Trustmark Corp	0.53
Tupperware Brands Corp	0.53
UDR Inc	0.54
Umpqua Holdings Corp	0.54
United Bankshares Inc/WV	0.53
United Fire Group Inc	0.32
Universal Technical Institute Inc	0.05
Vectren Corp	0.54
Vornado Realty Trust	0.54
Waste Management Inc	0.54
Weingarten Realty Investors	0.54
Westamerica Bancorporation	0.53
Westar Energy Inc	0.54
Western Union Co/The	0.53
Williams Cos Inc/The	0.53
Wisconsin Energy Corp	0.54
Xcel Energy Inc	0.54
100%

The following table represents the equity basket holdings underlying the total return swaps with JPM US Airlines Index as of September 30, 2014.

Security Description	Index Weight
JPM US Airlines Index
American Airlines Group Inc	25.41%
Delta Air Lines Inc	30.47
JetBlue Airways Corp	3.19
Southwest Airlines Co	23.29
United Continental Holdings Inc	17.64
100%

The following table represents the equity basket holdings underlying the total return swap with JPM MSCI China Index as of September 30, 2014.

Security Description	Index Weight
JPM MSCI China Index
AAC Technologies Holdings Inc	0.71%
Agricultural Bank of China Ltd	1.65
Bank of China Ltd	6.15
Bank of Communications Co Ltd	1.05
Beijing Enterprises Holdings Ltd	0.73
Brilliance China Automotive Holdings Ltd	0.89
Byd Co Ltd	0.72
China CITIC Bank Corp Ltd	0.85
China Communications Construction Co Ltd	0.55
China Construction Bank Corp	8.69
China Everbright International Ltd	0.55
China Gas Holdings Ltd	0.57
China Life Insurance Co Ltd	3.57
China Longyuan Power Group Corp Ltd	0.50
China Mengniu Dairy Co Ltd	0.99

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Index Weight
JPM MSCI China Index (cont'd)
China Merchants Bank Co Ltd	1.37%
China Merchants Holdings International C	0.60
China Minsheng Banking Corp Ltd	1.01
China Mobile Ltd	11.21
China Oilfield Services Ltd	0.81
China Overseas Land & Investment Ltd	1.77
China Pacific Insurance Group Co Ltd	1.58
China Petroleum & Chemical Corp	3.84
China Resources Enterprise Ltd	0.49
China Resources Land Ltd	0.68
China Resources Power Holdings Co Ltd	0.86
China Shenhua Energy Co Ltd	1.65
China Telecom Corp Ltd	1.41
China Unicom Hong Kong Ltd	1.21
CITIC Ltd	0.47
CNOOC Ltd	5.09
Dongfeng Motor Group Co Ltd	0.74
ENN Energy Holdings Ltd	0.84
Great Wall Motor Co Ltd	0.71
Hengan International Group Co Ltd	1.26
Huaneng Power International Inc	0.59
ICBC	7.95
Kunlun Energy Co Ltd	0.80
Lenovo Group Ltd	1.54
PetroChina Co Ltd	4.62
PICC Property & Casualty Co Ltd	0.98
Ping An Insurance Group Co of China Ltd	2.65
Tencent Holdings Ltd	12.93
Tingyi Cayman Islands Holding Corp	0.90
Want Want China Holdings Ltd	1.27
100%

The following table represents the equity basket holdings underlying the total return swap with JPM US Machinery Index as of September 30, 2014.

Security Description	Index Weight
JPM US Machinery Index
AGCO Corp	1.59%
Caterpillar Inc	25.29
Cummins Inc	9.26
Deere & Co	10.74
Dover Corp	5.34
Flowserve Corp	3.76
Illinois Tool Works Inc	12.70
Ingersoll-Rand PLC	6.06
Joy Global Inc	2.26
PACCAR Inc	7.92
Parker-Hannifin Corp	6.33
Pentair PLC	4.91
SPX Corp	1.40
Xylem Inc/NY	2.44
100%

The following table represents the equity basket holdings underlying the total return swap with JPM Aerospace Index as of September 30, 2014.

Security Description	Index Weight
JPM Aerospace Index
Airbus Group NV	13.90%
B/E Aerospace Inc	2.73
Boeing Co/The	30.62
Bombardier Inc	1.86
Precision Castparts Corp	11.98
Rolls-Royce Holdings PLC	8.49
Safran SA	7.70
Textron Inc	4.41
Thales SA	2.06
TransDigm Group Inc	3.04
United Technologies Corp	10.58
Zodiac Aerospace	2.63
100%

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Global Strategist Portfolio

@    Value is less than $500.

†    Credit Rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker for which is Morgan
Stanley & Co., LLC.

HIBOR  Hong Kong Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	58.1%
Fixed Income Securities	25.6
Short-Term Investments	16.0
Other**	0.3
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $253,814,000 with net unrealized appreciation of approximately $618,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $1,654,000 and does not include open swap agreements with net unrealized appreciation of approximately $1,750,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Global Strategist Portfolio

Statement of Assets and Liabilities	September 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $355,360)	$402,795
Investment in Security of Affiliated Issuer, at Value (Cost $73,175)	73,165
Total Investments in Securities, at Value (Cost $428,535)	475,960
Foreign Currency, at Value (Cost $1,333)	1,314
Receivable for Variation Margin on Futures Contracts	7,374
Unrealized Appreciation on Swap Agreements	3,698
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	3,476
Interest Receivable	1,328
Receivable for Investments Sold	597
Receivable for Swap Agreements Termination	503
Dividends Receivable	456
Receivable for Portfolio Shares Sold	394
Tax Reclaim Receivable	130
Receivable from Affiliate	3
Other Assets	45
Total Assets	495,278
Liabilities:
Payable for Investments Purchased	19,571
Unrealized Depreciation on Swap Agreements	2,137
Due to Broker	1,933
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	1,822
Payable for Portfolio Shares Redeemed	772
Premium Received on Open Swap Agreements	718
Payable for Advisory Fees	614
Payable for Swap Agreements Termination	313
Payable for Sub Transfer Agency Fees — Class I	8
Payable for Sub Transfer Agency Fees — Class A	215
Payable for Sub Transfer Agency Fees — Class L	24
Payable for Shareholder Services Fees — Class A	76
Payable for Distribution and Shareholder Services Fees — Class L	17
Payable for Variation Margin on Swap Agreements	82
Payable for Trustees' Fees and Expenses	80
Payable for Custodian Fees	49
Payable for Administration Fees	31
Payable for Professional Fees	17
Payable for Transfer Agent Fees — Class I	2
Payable for Transfer Agent Fees — Class A	11
Payable for Transfer Agent Fees — Class L	3
Other Liabilities	157
Total Liabilities	28,652
Net Assets	$466,626
Net Assets Consist Of:
Paid-in-Capital	$399,923
Accumulated Undistributed Net Investment Income	3,936
Accumulated Undistributed Net Realized Gain	11,413
Unrealized Appreciation (Depreciation) on:
Investments	47,435
Investments in Affiliates	(10)
Futures Contracts	618
Swap Agreements	1,750
Foreign Currency Forward Exchange Contracts	1,654
Foreign Currency Translations	(93)
Net Assets	$466,626

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Global Strategist Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2014 (000)
CLASS I:
Net Assets	$72,952
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	4,293,706
Net Asset Value, Offering and Redemption Price Per Share	$16.99
CLASS A:
Net Assets	$365,642
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	21,655,874
Net Asset Value, Redemption Price Per Share	$16.88
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.94
Maximum Offering Price Per Share	$17.82
CLASS L:
Net Assets	$28,032
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,669,865
Net Asset Value, Offering and Redemption Price Per Share	$16.79

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Global Strategist Portfolio

Statement of Operations	Year Ended September 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $396 of Foreign Taxes Withheld)	$7,705
Interest from Securities of Unaffiliated Issuers	4,948
Dividends from Security of Affiliated Issuer (Note G)	41
Total Investment Income	12,694
Expenses:
Advisory Fees (Note B)	2,108
Shareholder Services Fees — Class A (Note D)	938
Distribution and Shareholder Services Fees — Class L (Note D)	218
Sub Transfer Agency Fees	271
Sub Transfer Agency Fees — Class I	15
Sub Transfer Agency Fees — Class A	335
Sub Transfer Agency Fees — Class L	32
Custodian Fees (Note F)	435
Administration Fees (Note C)	375
Professional Fees	148
Shareholder Reporting Fees	142
Pricing Fees	136
Transfer Agency Fees (Note E)	2
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	42
Transfer Agency Fees — Class L (Note E)	13
Registration Fees	22
Trustees' Fees and Expenses	16
Other Expenses	32
Total Expenses	5,289
Waiver of Advisory Fees (Note B)	(219)
Rebate from Morgan Stanley Affiliate (Note G)	(78)
Reimbursement of Class Specific Expenses — Class I (Note B)	(24)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(17)
Net Expenses	4,949
Net Investment Income	7,745
Realized Gain (Loss):
Investments Sold	13,853
Investments in Affiliates	(— @)
Foreign Currency Forward Exchange Contracts	(1,048)
Foreign Currency Transactions	(55)
Futures Contracts	2,997
Swap Agreements	(2,559)
Net Realized Gain	13,188
Change in Unrealized Appreciation (Depreciation):
Investments	14,617
Foreign Currency Forward Exchange Contracts	3,258
Foreign Currency Translations	(141)
Futures Contracts	2,090
Swap Agreements	(594)
Net Change in Unrealized Appreciation (Depreciation)	19,230
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	32,418
Net Increase in Net Assets Resulting from Operations	$40,163

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Global Strategist Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2014 (000)	Year Ended September 30, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,745	$7,327
Net Realized Gain	13,188	32,434
Net Change in Unrealized Appreciation (Depreciation)	19,230	14,274
Net Increase in Net Assets Resulting from Operations	40,163	54,035
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(714)	(106)
Net Realized Gain	(3,844)	—
Class A*:
Net Investment Income	(4,088)	(53)
Net Realized Gain	(26,774)	—
Class H*:
Net Investment Income	—	(473)**
Class L:
Net Investment Income	(173)	(43)
Net Realized Gain	(2,073)	—
Total Distributions	(37,666)	(675)
Capital Share Transactions:(1)
Class I:
Subscribed	25,332	7,208
Issued due to a tax-free reorganization	—	23,950
Distributions Reinvested	4,536	105
Redeemed	(9,847)	(8,420)
Class A*:
Subscribed	23,787	3,837
Distributions Reinvested	30,252	53
Conversion from Class H	—	345,585
Redeemed	(63,566)	(7,166)
Class H*:
Subscribed	—	3,245 **
Issued due to a tax-free reorganization	—	367,167
Distributions Reinvested	—	459 **
Conversion to Class A	—	(345,585)**
Redeemed	—	(58,859)**
Class L:
Subscribed	1,835	1,036
Issued due to a tax-free reorganization	—	35,288
Distributions Reinvested	2,203	42
Redeemed	(5,157)	(10,816)
Net Increase in Net Assets Resulting from Capital Share Transactions	9,375	357,129
Total Increase in Net Assets	11,872	410,489
Net Assets:
Beginning of Period	454,754	44,265
End of Period (Including Accumulated Undistributed Net Investment Income of $3,936 and $4,051)	$466,626	$454,754

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Global Strategist Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2014 (000)	Year Ended September 30, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,511	444
Shares Issued due to a tax-free reorganization	—	1,593
Shares Issued on Distributions Reinvested	284	7
Shares Redeemed	(578)	(528)
Net Increase in Class I Shares Outstanding	1,217	1,516
Class A*:
Shares Subscribed	1,412	235
Shares Issued on Distributions Reinvested	1,903	3
Conversion from Class H	—	20,983
Shares Redeemed	(3,794)	(436)
Net Increase (Decrease) in Class A Shares Outstanding	(479)	20,785
Class H*:
Shares Subscribed	—	205	**
Shares Issued due to a tax-free reorganization	—	24,510
Shares Issued on Distributions Reinvested	—	30	**
Conversion to Class A	—	(21,000	)**
Shares Redeemed	—	(3,746	)**
Net Decrease in Class H Shares Outstanding	—	(1)
Class L:
Shares Subscribed	110	63
Shares Issued due to a tax-free reorganization	—	2,356
Shares Issued on Distributions Reinvested	139	3
Shares Redeemed	(309)	(693)
Net Increase (Decrease) in Class L Shares Outstanding	(60)	1,729

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011		2010
Net Asset Value, Beginning of Period	$16.96		$15.22	$12.50	$12.55		$11.66
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.35	0.14	0.18		0.21
Net Realized and Unrealized Gain (Loss)	1.15		1.44	2.79	(0.02)		0.91
Total from Investment Operations	1.49		1.79	2.93	0.16		1.12
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.05)	(0.21)	(0.21)		(0.23)
Net Realized Gain	(1.23)		—	—	—		—
Total Distributions	(1.46)		(0.05)	(0.21)	(0.21)		(0.23)
Net Asset Value, End of Period	$16.99		$16.96	$15.22	$12.50		$12.55
Total Return++	9.37%		11.79%	23.66%	1.07%		9.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$72,952		$52,170	$23,756	$25,192		$22,706
Ratio of Expenses to Average Net Assets (1)	0.72	%+††	0.69%+	1.37%+	1.30	%+††	0.89	%+††
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.76%+	N/A	N/A		N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.99	%+††	2.18%+	1.01%+	1.35	%+††	1.73	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%	0.02%	0.01%		0.01%
Portfolio Turnover Rate	62%		107%	168%	164%		176%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.83	%††	0.82%	N/A	N/A		N/A
Net Investment Income to Average Net Assets	1.88	%††	2.05%	N/A	N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Global Strategist Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011		2010
Net Asset Value, Beginning of Period	$16.88		$15.18	$12.47	$12.52		$11.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.27		0.42	0.10	0.15		0.18
Net Realized and Unrealized Gain (Loss)	1.15		1.32	2.79	(0.03)		0.91
Total from Investment Operations	1.42		1.74	2.89	0.12		1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.04)	(0.18)	(0.17)		(0.20)
Net Realized Gain	(1.23)		—	—	—		—
Total Distributions	(1.42)		(0.04)	(0.18)	(0.17)		(0.20)
Net Asset Value, End of Period	$16.88		$16.88	$15.18	$12.47		$12.52
Total Return++	9.02%		11.49%	23.33%	0.83%		9.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$365,642		$373,559	$20,487	$16,857		$17,169
Ratio of Expenses to Average Net Assets (1)	1.07	%+††	0.47%+^	1.64%+	1.55	%+††	1.14	%+††
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.03%+^	N/A	N/A		N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.64	%+††	2.60%+^	0.69%+	1.10	%+††	1.48	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%	0.02%	0.01%		0.01%
Portfolio Turnover Rate	62%		107%	168%	164%		176%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.14	%††	1.11%	N/A	N/A		N/A
Net Investment Income to Average Net Assets	1.57	%††	1.96%	N/A	N/A		N/A

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class A shares. Prior to September 16, 2013, the maximum ratio was 0.99% for Class A shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2014		2013		September 30, 2012
Net Asset Value, Beginning of Period	$16.78		$15.15		$14.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.19		0.23		(0.02)
Net Realized and Unrealized Gain	1.15		1.42		0.78
Total from Investment Operations	1.34		1.65		0.76
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.02)		(0.03)
Net Realized Gain	(1.23)		—		—
Total Distributions	(1.33)		(0.02)		(0.03)
Net Asset Value, End of Period	$16.79		$16.78		$15.15
Total Return++	8.49%		10.91%		5.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$28,032		$29,025		$11
Ratio of Expenses to Average Net Assets (1)	1.57	%+††	1.42	%+^^	2.39	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.49	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.14	%+††	1.44	%+^^	(0.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.03	%*
Portfolio Turnover Rate	62%		107%		168	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70	%††	1.54%		N/A
Net Investment Income to Average Net Assets	1.01	%††	1.32%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.59% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.49% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Global Strategist Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

On October 29, 2012, the Portfolio acquired the net assets of Morgan Stanley Global Strategist Fund ("Global Strategist Fund"), an open-end investment company, based on the respective valuations as of the close of business on October 26, 2012, pursuant to a Plan of Reorganization approved by the shareholders of Global Strategist Fund on September 27, 2012 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,593,487 Class I shares of the Portfolio at a net asset value of $15.03 for 1,647,817 Class I shares of Global Strategist Fund; 24,510,455 Class H shares of the Portfolio at a net asset value of $14.98 per share for 24,547,727 Class A shares and 974,243 Class B shares of Global Strategist Fund; 2,355,671 Class L shares of the Portfolio at a net asset value of $14.98 for 2,458,244 Class C shares of Global Strategist Fund; The net assets of Global Strategist Fund before the Reorganization were approximately $426,405,000, including unrealized appreciation of approximately $16,468,000 at October 26, 2012. The investment portfolio of Global Strategist Fund, with a fair value of approximately $426,271,000 and identified cost of approximately $407,721,000 on October 26, 2012, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Global Strategist Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately

$43,584,000. Immediately after the merger, the net assets of the Portfolio were approximately $469,989,000.

Upon closing of the Reorganization, shareholders of Global Strategist Fund received shares of the Portfolio as follows:

Global Strategist Fund	MSIFT Global Strategist Portfolio
Class I	Class I
Class A	Class H
Class B	Class H
Class C	Class L

Assuming the acquisition had been completed on October 1, 2012, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended September 30, 2013, are as follows:

Net investment income(1)	$11,938,000
Net gain realized and unrealized gain(2)	$64,661,000
Net increase (decrease) in net assets resulting from operations	$76,599,000

(1) Approximately $7,327,000 as reported, plus approximately $2,820,000 Global Strategist Fund premerger, plus approximately $1,791,000 of estimated pro-forma eliminated expenses.

(2) Approximately $46,708,000 as reported, plus approximately $17,953,000 Global Strategist Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Strategist Fund that have been included in the Portfolio's Statement of Operations since September 30, 2013.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$39	$—	$39
Agency Fixed Rate Mortgages	—	12,020	—	12,020
Asset-Backed Securities	—	955	—	955
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,830	—	1,830
Commercial Mortgage-Backed Securities	—	3,875	—	3,875
Corporate Bonds	—	34,693	—	34,693
Mortgages — Other	—	1,379	—	1,379
Sovereign	—	54,671	—	54,671
U.S. Treasury Securities	—	12,185	—	12,185
Total Fixed Income Securities	—	121,647	—	121,647
Common Stocks
Aerospace & Defense	3,788	—	—	3,788
Air Freight & Logistics	1,375	—	—	1,375
Airlines	299	—	—	299
Auto Components	1,820	—	—	1,820
Automobiles	4,281	—	—	4,281
Banks	36,719	—	—	36,719
Beverages	6,319	—	—	6,319
Biotechnology	5,025	—	—	5,025
Building Products	951	—	—	951
Capital Markets	5,933	—	—	5,933
Chemicals	6,353	—	—	6,353
Commercial Services & Supplies	1,609	—	—	1,609
Communications Equipment	3,193	—	—	3,193
Construction & Engineering	1,043	—	—	1,043
Construction Materials	448	—	—	448
Consumer Finance	1,230	—	—	1,230
Containers & Packaging	328	—	—	328
Distributors	10	—	—	10
Diversified Consumer Services	151	—	—	151
Diversified Financial Services	2,030	—	—	2,030
Diversified Telecommunication Services	8,235	—	—	8,235
Electric Utilities	5,502	—	—	5,502
Electrical Equipment	2,461	—	—	2,461
Electronic Equipment, Instruments & Components	1,673	—	—	1,673
Energy Equipment & Services	3,710	—	—	3,710
Food & Staples Retailing	7,793	—	—	7,793
Food Products	7,461	—	—	7,461
Gas Utilities	836	—	—	836

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$4,630	$—	$—	$4,630
Health Care Providers & Services	4,342	—	—	4,342
Health Care Technology	181	—	—	181
Hotels, Restaurants & Leisure	3,647	—	—	3,647
Household Durables	877	—	—	877
Household Products	5,172	—	—	5,172
Independent Power Producers & Energy Traders	166	—	—	166
Industrial Conglomerates	3,322	—	—	3,322
Information Technology Services	5,497	—	—	5,497
Insurance	7,318	—	—	7,318
Internet & Catalog Retail	1,270	—	—	1,270
Internet Software & Services	3,435	—	—	3,435
Leisure Products	85	—	—	85
Life Sciences Tools & Services	1,045	—	—	1,045
Machinery	4,916	—	—	4,916
Marine	395	—	—	395
Media	8,571	—	—	8,571
Metals & Mining	5,381	—	—	5,381
Multi-Utilities	3,572	—	—	3,572
Multi-line Retail	741	—	—	741
Oil, Gas & Consumable Fuels	22,325	—	—	22,325
Paper & Forest Products	277	—	—	277
Personal Products	1,227	—	—	1,227
Pharmaceuticals	19,767	—	—	19,767
Professional Services	1,418	—	—	1,418
Real Estate Investment Trusts (REITs)	5,352	—	—	5,352
Real Estate Management & Development	2,689	—	—	2,689
Road & Rail	3,960	—	—	3,960
Semiconductors & Semiconductor Equipment	4,154	—	—	4,154
Software	5,532	—	—	5,532
Specialty Retail	3,672	—	—	3,672
Tech Hardware, Storage & Peripherals	9,217	—	—	9,217
Textiles, Apparel & Luxury Goods	2,357	—	—	2,357
Thrifts & Mortgage Finance	97	—	—	97
Tobacco	4,384	—	—	4,384
Trading Companies & Distributors	1,522	—	—	1,522
Transportation Infrastructure	584	—	—	584
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Water Utilities	$5	$—	$—	$5
Wireless Telecommunication Services	2,816	—	—	2,816
Total Common Stocks	276,494	—	—	276,494
Investment Companies	1,528	—	—	1,528
Rights	21	— †	—	21 †
Warrants	4	—	—	4
Short-Term Investments
Investment Company	73,049	—	—	73,049
U.S. Treasury Securities	—	3,217	—	3,217
Total Short-Term Investments	73,049	3,217	—	76,266
Foreign Currency Forward Exchange Contracts	—	3,476	—	3,476
Futures Contracts	1,613	—	—	1,613
Credit Default Swap Agreements	—	60	—	60
Interest Rate Swap Agreements	—	295	—	295
Total Return Swap Agreements	—	3,585	—	3,585
Total Assets	352,709	132,280 †	—	484,989 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(1,822)	—	(1,822)
Futures Contracts	(995)	—	—	(995)
Credit Default Swap Agreements	—	(49)	—	(49)
Interest Rate Swap Agreements	—	(53)	—	(53)
Total Return Swap Agreements	—	(2,088)	—	(2,088)
Total Liabilities	(995)	(4,012)	—	(5,007)
Total	$351,714	$128,268 †	$—	$479,982 †

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2014, securities with a total value of approximately $120,085,000 transferred from Level 2 to Level 1. At September 30, 2013, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Right (000)
Beginning Balance	$—	@
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate Action	—
Change in unrealized appreciation (depreciation)	(—	@)
Realized gains (losses)	—
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2014	$—

@  Value is less than $500.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps". The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$3,476
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	427	(a)
Futures Contracts	Variation Margin on Futures Contracts	Currency Risk	121	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	562	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	503	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	60
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	3,585
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	53
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	242	(a)
Total			$9,029
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(1,822)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(856	)(a)
Futures Contracts	Variation Margin on
	Futures Contracts	Interest Rate Risk	(139	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(49)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(2,088)
Swap Agreements	Variation Margin on
	Swap Agreements	Interest Rate Risk	(53	)(a)
Total			$(5,007)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,048)
Commodity Risk	Futures Contracts	(579)
Currency Risk	Futures Contracts	112
Equity Risk	Futures Contracts	5,988
Interest Rate Risk	Futures Contracts	(2,524)
Credit Risk	Swap Agreements	(144)
Equity Risk	Swap Agreements	(2,807)
Interest Rate Risk	Swap Agreements	392
	Total	$(610)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$3,258
Commodity Risk	Futures Contracts	427
Currency Risk	Futures Contracts	277
Equity Risk	Futures Contracts	1,492
Interest Rate Risk	Futures Contracts	(106)
Credit Risk	Swap Agreements	11
Equity Risk	Swap Agreements	(181)
Interest Rate Risk	Swap Agreements	(424)
	Total	$4,754

At September 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$3,476	$(1,822)
Swap Agreements	3,698	(2,137)
Total	$7,174	$(3,959)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$363	$(31)	$(313)	$19
Bank of Montreal	317	(1)	—	316
Bank of New York Mellon	7	—	—	7
Barclays Bank PLC	1,090	(792)	—	298
Citibank NA	233	(233)	—	0
Commonwealth Bank of Australia	245	—	—	245
Deutsche Bank AG	386	—	(260)	126
Deutsche Bank AG London	142	(117)	—	25
Goldman Sachs International	2,379	(10)	(1,170)	1,199
HSBC Bank PLC	355	(355)	—	0
JPMorgan Chase Bank NA	1,095	(34)	(190)	871
Northern Trust Company	2	—	—	2
Royal Bank of Scotland PLC	197	(169)	—	28
State Street Bank and Trust Co.	23	(13)	—	10
UBS AG	340	(340)	—	0
Total	$7,174	$(2,095)	$(1,933)	$3,146

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$61	$(31)	$—	$30
Bank of Montreal	1	(1)	—	0
Barclays Bank PLC	2,109	(792)	(1,298)	19
Citibank NA	344	(233)	(63)	48
Credit Suisse International	1	—	—	1
Deutsche Bank AG London	117	(117)	—	0
Goldman Sachs International	10	(10)	—	0
HSBC Bank PLC	699	(355)	—	344
JPMorgan Chase Bank NA	34	(34)	—	0
Royal Bank of Scotland PLC	169	(169)	—	0
State Street Bank and Trust Co.	13	(13)	—	0
UBS AG	344	(340)	—	4
Westpac Banking Corp.	57	—	—	57
Total	$3,959	$(2,095)	$(1,361)	$503

For the year ended September 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount...	$281,307,000
Futures Contracts:
Average monthly original value...	$226,658,000
Swap Agreements:
Average monthly notional amount...	$275,857,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 1.09% for Class A shares and 1.59% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of Reorganization (as defined herein) or until such time as the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended September 30, 2014, approximately $219,000 of advisory fees were waived and approximately $43,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $153,717,000 and $204,598,000, respectively. For the year ended September 30, 2014, purchases and sales of long-term U.S. Government securities were approximately $97,744,000 and $96,318,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2014, advisory fees paid were reduced by approximately $77,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2014 is as follows:

Value September 30, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2014 (000)
$26,991	$191,582	$145,524	$37	$73,049

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended September 30, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $126,000 at September 30, 2014.

A summary of the Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended September 30, 2014 is as follows:

Value September 30, 2013 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)			Dividend Income (000)	Value September 30, 2014 (000)
$112	$4	$—	$	(—	@)	$4	$116

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2014 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)
$18,470	$19,196	$675

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments, distribution redesignations and tax adjustments on passive foreign investment companies sold by the Portfolio, resulted in the following reclassifications among the components of net assets at September 30, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(2,885)	$2,885	$—

At September 30, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$18,006	$6,707

At September 30, 2014, the aggregate cost for Federal income tax purposes is approximately $434,345,000. The aggregate gross unrealized appreciation is approximately $58,216,000 and the aggregate gross unrealized depreciation is approximately $16,601,000 resulting in net unrealized appreciation of approximately $41,615,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $607,000.

I. Other (unaudited): At September 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 27% for Class I shares.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Strategist Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Strategist Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2014

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2014. For corporate shareholders 9.52% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $19,196,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $7,708,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity, Director Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) For MSIM's Long Only business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
1057923 EXP 11.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2014

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Trustee and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in High Yield Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2014

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Actual Ending Account Value 9/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield Portfolio Class I	$1,000.00	$1,007.90	$1,021.31	$3.78	$3.80	0.75%
High Yield Portfolio Class A	1,000.00	1,005.50	1,019.95	5.13	5.17	1.02
High Yield Portfolio Class L	1,000.00	1,005.00	1,018.30	6.79	6.83	1.35
High Yield Portfolio Class IS	1,000.00	1,008.00	1,021.46	3.62	3.65	0.72

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period and the period since inception on February 7, 2012. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited)

High Yield Portfolio

The High Yield Portfolio seeks total return.

Performance

For the fiscal year ended September 30, 2014, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 9.48%, net of fees. The Portfolio's Class I shares outperformed against the Portfolio's benchmark the Barclays Capital U.S. Corporate High Yield Index (the "Index"), which returned 7.20%.

Factors Affecting Performance

•  After rallying for most of the period, risky assets paused late in the period as investors took stock of the changing fundamental backdrop and re-evaluated whether market risk premia are sufficient to compensate for these risks. In the U.S., investors increased their focus on when the Federal Reserve (Fed) will raise rates, potentially increasing the volatility in financial markets. In contrast, investors in Europe focused on the weakening fundamental backdrop, as economic growth continued to decelerate and inflation expectations continued their downward path, thereby putting pressure on the European Central Bank (ECB) to take additional unconventional action. On a global basis, expectations for growth continued to fall, and this has been reflected in weaker commodity prices and the strengthening U.S. dollar. These concerns, combined with the growing geopolitical tension in Syria and Iraq, contributed to an uncertain backdrop for investing.

•  In the U.S., the Fed has maintained a view that rates will remain low for a "considerable time." The ECB eased policy rates and announced outright asset purchases of asset-backed securities (ABS) and covered bonds. The Bank of Japan continued to contemplate ways to ease financial conditions. Both Australian and New Zealand central banks have also turned slightly more dovish, meaning that they are more favorable toward maintaining low interest rates to foster economic growth. As long as the inflation backdrop remains steady, the risk of a sharp rise in interest rates appears minimal.

•  The Treasury yield curve flattened during the period with two- and five-year yields rising between 20 and 30 basis points and 10- and 30-year yields falling between 20 and 60 basis points.

•  Corporate credit performed well during the period. On a sector basis, financials continue to outperform industrials, supported by the financials sector's lower net issuance and continued secular de-risking. Credit spreads decompressed, with higher rated issuers outperforming those with lower-quality credit profiles.

•  The high yield segment weakened in the latter part of the period, reflecting both the decompression witnessed in the investment grade market and less favorable supply demand characteristics. The rotation out of riskier assets was largely fueled by a rapidly changing macro environment, abundant new issue supply, significant outflows and waning risk appetite. In the last month of the period, total returns turned negative across the entire credit spectrum, including the high yield, investment grade and emerging markets credit markets. High yield particularly underperformed as lower-quality paper sold off.

•  That said, we saw this volatility as a window to selectively add to the Portfolio's positions. In our view, little has changed fundamentally in the market — spreads have widened to 464 basis points over Treasuries and default rates remain historically low.

•  We continued to underweight BB-rated credits, as they tend to be lower coupon and longer duration. Accordingly, we are overweight single B and CCC-rated credits, as well as overweight the four-to-seven-year portion of the market.

•  Overall, a focus on middle-market high yield credit has contributed positively to relative performance, as these credits tended to exhibit considerably less volatility than the broader market.

•  Individual credit selection was a positive for performance, as was an overweight to B- and CCC-rated credits. Our underweight to BB-rated credits helped, as these tended to be more highly correlated to interest rates and therefore suffered as rates rose during the period.

Management Strategies

•  The Portfolio is focused on middle-market high yield credits, which we define as companies with $200 million to $1 billion of total debt outstanding. We believe that this segment of the

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

high yield market offers attractive opportunities, as market participants (including asset managers and sell-side research analysts) do not cover it as closely as they do the largest high yield credits.

•  We positioned the Portfolio with a yield advantage of approximately 100 to 125 basis points relative to the Index. The Portfolio's duration was largely similar to that of the Index, while its average rating was B relative to the Index's average rating of B+.

•  Although we may see an increase in defaults over the next year, we believe that yields offered by high yield credits are likely to compensate investors for the expected default rate.

*  Minimum Investment

**  Commenced operations on February 7, 2012

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Barclays Capital U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	9.48%	—	—	12.90%
	Period Ended September 30, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class A Shares w/o sales charges(4)	9.15%	—	—	12.57%
Portfolio — Class A Shares with maximum 4.25% sales charges(4)	4.49	—	—	10.76
Portfolio — Class L Shares w/o sales charges(4)	8.88	—	—	12.30
Barclays Capital U.S. Corporate High Yield Index	7.20	—	—	8.47
Lipper High Current Yield Bond Funds Index	6.84	—	—	8.17
Portfolio — Class IS Shares w/o sales charges(5)	—	—	—	0.89	#
Barclays Capital U.S. Corporate High Yield Index	—	—	—	0.59	#
Lipper High Current Yield Bond Funds Index	—	—	—	0.45	#

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on February 7, 2012.

(5)  Commenced operations on March 28, 2014.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

#  Not Annualized.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.5%)
Corporate Bonds (96.8%)
Basic Materials (5.2%)
American Gilsonite Co.
11.50%, 9/1/17 (a)	$500	$542
APERAM
7.75%, 4/1/18 (a)	350	365
Chemtura Corp.
5.75%, 7/15/21	50	50
Coveris Holdings SA
7.88%, 11/1/19 (a)	200	210
Hecla Mining Co.
6.88%, 5/1/21	200	189
Hexion US Finance Corp./ Hexion Nova Scotia Finance ULC
8.88%, 2/1/18	550	562
Permian Holdings, Inc.
10.50%, 1/15/18 (a)	240	246
Prince Mineral Holding Corp.
12.00%, 12/15/19 (a)	150	169
Signode Industrial Group Lux SA/ Signode Industrial Group US, Inc.
6.38%, 5/1/22 (a)	550	529
		2,862
Communications (8.0%)
Altice Finco SA
8.13%, 1/15/24 (a)	250	269
Altice SA
7.75%, 5/15/22 (a)	200	207
Bankrate, Inc.
6.13%, 8/15/18 (a)	350	346
Cablevision Systems Corp.
7.75%, 4/15/18	150	163
CBS Outdoor Americas Capital LLC/ CBS Outdoor Americas Capital Corp.
5.63%, 2/15/24 (a)	100	100
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%, 1/15/24	100	100
Columbus International, Inc.
7.38%, 3/30/21 (a)	450	470
CommScope, Inc.
5.50%, 6/15/24 (a)	100	99
Crown Castle International Corp.
5.25%, 1/15/23	250	249
inVentiv Health, Inc.
9.00%, 1/15/18 (a)	100	104
Lamar Media Corp.
5.38%, 1/15/24 (a)	250	252
MDC Partners, Inc.
6.75%, 4/1/20 (a)	550	569
Mediacom Broadband LLC/ Mediacom Broadband Corp.
5.50%, 4/15/21 (a)	100	99
	Face Amount (000)	Value (000)
Midcontinent Communications & Midcontinent Finance Corp.
6.25%, 8/1/21 (a)	$350	$355
Pacnet Ltd.
9.00%, 12/12/18 (a)	450	476
SBA Telecommunications, Inc.
5.75%, 7/15/20	250	256
T-Mobile USA, Inc.
6.84%, 4/28/23	250	258
		4,372
Consumer, Cyclical (20.0%)
Accuride Corp.
9.50%, 8/1/18	250	261
Air Canada
7.75%, 4/15/21 (a)	450	460
Algeco Scotsman Global Finance PLC,
8.50%, 10/15/18 (a)	200	206
10.75%, 10/15/19 (a)	200	193
Allegiant Travel Co.
5.50%, 7/15/19	50	51
Allied Specialty Vehicles, Inc.
8.50%, 11/1/19 (a)	350	367
American Airlines Group, Inc.
5.50%, 10/1/19 (a)	250	247
American Builders & Contractors Supply Co., Inc.
5.63%, 4/15/21 (a)	350	344
AV Homes, Inc.
8.50%, 7/1/19 (a)	100	99
CCM Merger, Inc.
9.13%, 5/1/19 (a)	100	106
Century Communities, Inc.
6.88%, 5/15/22 (a)	350	354
Chassix Holdings, Inc.
10.00%, 12/15/18 (a)(b)	350	313
Chassix, Inc.
9.25%, 8/1/18 (a)	50	50
Chester Downs & Marina LLC/ Chester Downs Finance Corp.
9.25%, 2/1/20 (a)	450	425
Churchill Downs, Inc.
5.38%, 12/15/21 (a)	100	101
Empire Today LLC/Empire Today Finance Corp.
11.38%, 2/1/17 (a)	175	177
Exide Technologies
8.63%, 2/1/18 (c)(d)	100	27
Gibson Brands, Inc.
8.88%, 8/1/18 (a)	350	344
Global Partners LP/GLP Finance Corp.
6.25%, 7/15/22 (a)	475	475
Golden Nugget Escrow, Inc.
8.50%, 12/1/21 (a)	250	253
Graton Economic Development Authority
9.63%, 9/1/19 (a)	300	344

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Greektown Holdings LLC/ Greektown Mothership Corp.
8.88%, 3/15/19 (a)	$350	$350
Guitar Center, Inc.
6.50%, 4/15/19 (a)	350	317
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (a)	250	258
IDQ Holdings, Inc.
11.50%, 4/1/17 (a)	150	163
JC Penney Corp., Inc.
8.13%, 10/1/19	500	490
Logan's Roadhouse, Inc.
10.75%, 10/15/17	100	76
Men's Wearhouse, Inc. (The)
7.00%, 7/1/22 (a)	100	101
Meritor, Inc.
6.25%, 2/15/24	100	102
Neiman Marcus Group Ltd., Inc.
8.75%, 10/15/21 (a)(b)	350	370
New Red Finance, Inc.
6.00%, 4/1/22 (a)(e)	50	50
Oshkosh Corp.
5.38%, 3/1/22	350	353
PC Nextco Holdings LLC/PC Nextco Finance, Inc.
8.75%, 8/15/19	260	263
Pittsburgh Glass Works LLC
8.00%, 11/15/18 (a)	405	431
Playa Resorts Holding BV
8.00%, 8/15/20 (a)	500	525
Rite Aid Corp.
6.75%, 6/15/21	500	514
RSI Home Products, Inc.
6.88%, 3/1/18 (a)	350	367
Seminole Hard Rock Entertainment, Inc./ Seminole Hard Rock International LLC
5.88%, 5/15/21 (a)	500	485
Sonic Automotive, Inc.
5.00%, 5/15/23	50	48
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.
6.38%, 6/1/21 (a)	125	120
United Continental Holdings, Inc.
6.38%, 6/1/18	400	420
		11,000
Consumer, Non-Cyclical (14.9%)
Acadia Healthcare Co., Inc.,
5.13%, 7/1/22	50	49
6.13%, 3/15/21	400	414
Ahern Rentals, Inc.
9.50%, 6/15/18 (a)	400	429
	Face Amount (000)	Value (000)
Albea Beauty Holdings SA
8.38%, 11/1/19 (a)	$100	$107
American Achievement Corp.
10.88%, 4/15/16 (a)	400	397
Amsurg Corp.
5.63%, 7/15/22 (a)	50	50
Aramark Services, Inc.
5.75%, 3/15/20	250	257
Armored Autogroup, Inc.
9.25%, 11/1/18	150	155
Beverages & More, Inc.
10.00%, 11/15/18 (a)	400	377
BioScrip, Inc.
8.88%, 2/15/21 (a)	100	103
Brand Energy & Infrastructure Services, Inc.
8.50%, 12/1/21 (a)	100	101
Bumble Bee Holdco SCA
9.63%, 3/15/18 (a)(b)	500	520
Cenveo Corp.
6.00%, 8/1/19 (a)	50	47
Crestview DS Merger Sub II, Inc.
10.00%, 9/1/21	304	337
DJO Finance LLC/DJO Finance Corp.
8.75%, 3/15/18	250	265
DynCorp International, Inc.
10.38%, 7/1/17	400	351
Global A&T Electronics Ltd.
10.00%, 2/1/19 (a)	200	181
Harland Clarke Holdings Corp.
9.75%, 8/1/18 (a)	50	54
Hologic, Inc.
6.25%, 8/1/20	306	317
Interactive Data Corp.
5.88%, 4/15/19 (a)	100	99
JLL/Delta Dutch Newco BV
7.50%, 2/1/22 (a)	100	101
KeHE Distributors LLC/KeHE Finance Corp.
7.63%, 8/15/21 (a)	370	393
Lantheus Medical Imaging, Inc.
9.75%, 5/15/17	400	398
Monitronics International, Inc.
9.13%, 4/1/20	550	569
MPH Acquisition Holdings LLC
6.63%, 4/1/22 (a)	350	354
Mustang Merger Corp.
8.50%, 8/15/21 (a)	270	281
Pinnacle Operating Corp.
9.00%, 11/15/20 (a)	400	428
RR Donnelley & Sons Co.
7.88%, 3/15/21	50	55
Safway Group Holding LLC/Safway Finance Corp.
7.00%, 5/15/18 (a)	100	102

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Salix Pharmaceuticals Ltd.
6.00%, 1/15/21 (a)	$350	$380
Service Corp. International/US
5.38%, 1/15/22	100	102
TMS International Corp.
7.63%, 10/15/21 (a)	100	105
United Rentals North America, Inc.
5.75%, 11/15/24	100	102
US Foods, Inc.
8.50%, 6/30/19	100	106
Wells Enterprises, Inc.
6.75%, 2/1/20 (a)	100	103
		8,189
Energy (8.1%)
American Energy-Permian Basin LLC/ AEPB Finance Corp.
7.13%, 11/1/20 (a)	350	322
Approach Resources, Inc.
7.00%, 6/15/21	50	50
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	50	52
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp.
6.13%, 3/1/22	130	131
Energy XXI Gulf Coast, Inc.
6.88%, 3/15/24 (a)	350	330
EXCO Resources, Inc.,
7.50%, 9/15/18	100	96
8.50%, 4/15/22	250	238
Hiland Partners LP/Hiland Partners Finance Corp.
5.50%, 5/15/22 (a)	100	97
Kodiak Oil & Gas Corp.
5.50%, 1/15/21	50	51
Lightstream Resources Ltd.
8.63%, 2/1/20 (a)	500	497
Lonestar Resources America, Inc.
8.75%, 4/15/19 (a)	350	349
Memorial Resource Development Corp.
5.88%, 7/1/22 (a)	50	49
Northern Oil and Gas, Inc.
8.00%, 6/1/20	300	306
Northern Tier Energy LLC/ Northern Tier Finance Corp.
7.13%, 11/15/20	100	106
PetroQuest Energy, Inc.
10.00%, 9/1/17	250	262
Rice Energy, Inc.
6.25%, 5/1/22 (a)	500	490
Rosetta Resources, Inc.
5.88%, 6/1/24	100	98
Seven Generations Energy Ltd.
8.25%, 5/15/20 (a)	350	380
	Face Amount (000)	Value (000)
Triangle USA Petroleum Corp.
6.75%, 7/15/22 (a)	$450	$441
WPX Energy, Inc.
5.25%, 9/15/24	125	122
		4,467
Finance (9.2%)
Ardagh Finance Holdings SA
8.63%, 6/15/19 (a)(b)	450	454
Aston Escrow Corp.
9.50%, 8/15/21 (a)	100	98
Baytex Energy Corp.
5.63%, 6/1/24 (a)	350	337
Compiler Finance Sub, Inc.
7.00%, 5/1/21 (a)	500	475
CTR Partnership LP/CareTrust Capital Corp.
5.88%, 6/1/21 (a)	100	101
Forestar USA Real Estate Group, Inc.
8.50%, 6/1/22 (a)	350	360
Hockey Merger Sub 2, Inc.
7.88%, 10/1/21 (a)	300	309
Infinity Acquisition LLC/ Infinity Acquisition Finance Corp.
7.25%, 8/1/22 (a)	250	242
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 4/15/22 (a)	450	445
KCG Holdings, Inc.
8.25%, 6/15/18 (a)	450	470
Kennedy-Wilson, Inc.
5.88%, 4/1/24	350	353
Nationstar Mortgage LLC/Nationstar Capital Corp.,
6.50%, 8/1/18	250	251
7.88%, 10/1/20	50	51
Nuveen Investments, Inc.
9.13%, 10/15/17 (a)	100	108
Outerwall, Inc.
5.88%, 6/15/21 (a)	50	47
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc.
7.25%, 1/15/18 (a)	350	366
Provident Funding Associates LP/PFG Finance Corp.
6.75%, 6/15/21 (a)	100	100
Radian Group, Inc.
5.50%, 6/1/19	100	99
Rivers Pittsburgh Borrower LP/ Rivers Pittsburgh Finance Corp.
9.50%, 6/15/19 (a)	122	131
Sabra Health Care LP/Sabra Capital Corp.
5.50%, 2/1/21	250	254
		5,051
Industrials (24.9%)
Abengoa Greenfield SA
6.50%, 10/1/19 (a)	200	199

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Accudyne Industries Borrower/ Accudyne Industries LLC
7.75%, 12/15/20 (a)	$100	$104
Aguila 3 SA
7.88%, 1/31/18 (a)	250	257
Artesyn Escrow, Inc.
9.75%, 10/15/20 (a)	250	251
Associated Asphalt Partners LLC/ Road Holdings III LLC/Associated Asphalt Finance
8.50%, 2/15/18 (a)	300	313
Associated Materials LLC/AMH New Finance, Inc.
9.13%, 11/1/17	200	197
BC Mountain LLC/BC Mountain Finance, Inc.
7.00%, 2/1/21 (a)	450	416
Belden, Inc.
5.25%, 7/15/24 (a)	50	48
BlueLine Rental Finance Corp.
7.00%, 2/1/19 (a)	450	463
Cequel Communications Holdings I LLC/ Cequel Capital Corp.
6.38%, 9/15/20 (a)	450	465
CEVA Group PLC,
4.00%, 5/1/18 (a)	400	375
9.00%, 9/1/21 (a)	100	100
Cleaver-Brooks, Inc.
8.75%, 12/15/19 (a)	100	109
Consolidated Container Co., LLC/ Consolidated Container Capital, Inc.
10.13%, 7/15/20 (a)	100	95
CPG Merger Sub LLC
8.00%, 10/1/21 (a)	350	356
CTP Transportation Products LLC/CTP Finance, Inc.
8.25%, 12/15/19 (a)	100	107
DH Services Luxembourg Sarl
7.75%, 12/15/20 (a)	50	53
DryShips, Inc.
5.00%, 12/1/14	100	99
Emeco Pty Ltd.
9.88%, 3/15/19 (a)	200	200
EnPro Industries, Inc.
5.88%, 9/15/22 (a)	102	104
Euramax International, Inc.
9.50%, 4/1/16	200	196
Florida East Coast Holdings Corp.
6.75%, 5/1/19 (a)	250	256
Gibraltar Industries, Inc.
6.25%, 2/1/21	50	52
Interline Brands, Inc.
10.00%, 11/15/18 (b)	400	419
Iracore International Holdings, Inc.
9.50%, 6/1/18 (a)	400	366
	Face Amount (000)	Value (000)
Jac Holding Corp.
11.50%, 10/1/19 (a)	$300	$308
JB Poindexter & Co., Inc.
9.00%, 4/1/22 (a)	250	270
Kemet Corp.
10.50%, 5/1/18	450	473
Kenan Advantage Group, Inc. (The)
8.38%, 12/15/18 (a)	100	105
Kratos Defense & Security Solutions, Inc.
7.00%, 5/15/19 (a)	350	349
LMI Aerospace, Inc.
7.38%, 7/15/19 (a)	300	301
Marquette Transportation Co., LLC/ Marquette Transportation Finance Corp.
10.88%, 1/15/17	342	359
Martin Midstream Partners LP/ Martin Midstream Finance Corp.
7.25%, 2/15/21	150	150
Michael Baker Holdings LLC/ Michael Baker Finance Corp.
8.88%, 4/15/19 (a)(b)	350	348
Michael Baker International LLC/ CDL Acquisition Co., Inc.
8.25%, 10/15/18 (a)	200	203
Navios Maritime Holdings, Inc./ Navios Maritime Finance II US, Inc.
8.13%, 2/15/19	550	520
Nuverra Environmental Solutions, Inc.
9.88%, 4/15/18	250	252
Plastipak Holdings, Inc.
6.50%, 10/1/21 (a)	300	306
Polymer Group, Inc.
6.88%, 6/1/19 (a)	50	50
Quality Distribution LLC/QD Capital Corp.
9.88%, 11/1/18	370	390
SAExploration Holdings, Inc.
10.00%, 7/15/19 (a)	350	346
Sequa Corp.
7.00%, 12/15/17 (a)	450	393
Summit Materials LLC/ Summit Materials Finance Corp.
10.50%, 1/31/20	350	388
Syncreon Group BV/Syncreon Global Finance US, Inc.
8.63%, 11/1/21 (a)	650	647
Tekni-Plex, Inc.
9.75%, 6/1/19 (a)	62	68
Tervita Corp.
8.00%, 11/15/18 (a)	300	304
Transfield Services Ltd.
8.38%, 5/15/20 (a)	50	52
Vander Intermediate Holding II Corp.
9.75%, 2/1/19 (a)(b)	100	105
Viasystems, Inc.
7.88%, 5/1/19 (a)	300	316

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Wise Metals Intermediate Holdings LLC/ Wise Holdings Finance Corp.
9.75%, 6/15/19 (a)	$450	$479
XPO Logistics, Inc.
7.88%, 9/1/19 (a)	500	519
Zachry Holdings, Inc.
7.50%, 2/1/20 (a)	100	103
		13,704
Technology (4.6%)
Advanced Micro Devices, Inc.,
6.75%, 3/1/19	50	51
7.00%, 7/1/24	350	336
BCP Singapore VI Cayman Financing Co., Ltd.
8.00%, 4/15/21 (a)	450	463
BMC Software, Inc.
7.25%, 6/1/18	250	248
Boxer Parent Co., Inc.
9.00%, 10/15/19 (a)(b)	450	416
First Data Corp.
11.75%, 8/15/21	315	366
Infor US, Inc.,
9.38%, 4/1/19	500	542
11.50%, 7/15/18	92	103
		2,525
Utilities (1.9%)
AES Corp.
4.88%, 5/15/23	250	239
DPL, Inc.
6.75%, 10/1/19 (a)(e)	200	204
GenOn Americas Generation LLC
8.50%, 10/1/21	450	424
LBC Tank Terminals Holding Netherlands BV
6.88%, 5/15/23 (a)	100	107
Sabine Pass LNG LP
6.50%, 11/1/20	50	52
		1,026
		53,196
Sovereign (1.3%)
Government (1.3%)
Select Medical Corp.
6.38%, 6/1/21	350	352
Waterjet Holdings, Inc.
7.63%, 2/1/20 (a)	350	363
		715
Variable Rate Senior Loan Interests (1.4%)
Consumer, Cyclical (0.1%)
Diamond Resorts Corp., Term Loan
5.50%, 12/31/14	75	75
	Face Amount (000)	Value (000)
Energy (0.5%)
Drillships Ocean Ventures, Inc., Term B
5.50%, 10/27/14	$275	$267
Industrials (0.6%)
Atkore international, Inc., Term Loan
7.75%, 12/31/14	300	298
OSG Bulk Ships, Inc., Exit Term Loan
5.25%, 2/5/15	50	50
		348
Technology (0.2%)
Aspect Software, Inc., Term B
7.25%, 11/7/14	96	96
		786
Total Fixed Income Securities (Cost $55,058)		54,697
Total Investments (99.5%) (Cost $55,058)		54,697
Other Assets in Excess of Liabilities (0.5%)		289
Net Assets (100.0%)		$54,986

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Payment-in-kind security.

(c)  Issuer in bankruptcy.

(d)  Non-income producing security; bond in default.

(e)  When-issued security.

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	25.1%
Consumer, Cyclical	20.1
Consumer, Non-Cyclical	15.0
Finance	9.2
Other*	9.2
Energy	8.2
Communications	8.0
Basic Materials	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $55,058)	$54,697
Interest Receivable	1,221
Receivable for Investments Sold	454
Due from Adviser	44
Receivable for Portfolio Shares Sold	39
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	23
Total Assets	56,478
Liabilities:
Bank Overdraft	784
Payable for Investments Purchased	670
Payable for Professional Fees	10
Payable for Shareholder Services Fees — Class A	8
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Administration Fees	4
Payable for Portfolio Shares Redeemed	3
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Custodian Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	10
Total Liabilities	1,492
Net Assets	$54,986
Net Assets Consist of:
Paid-in-Capital	$54,768
Accumulated Undistributed Net Investment Income	303
Accumulated Undistributed Net Realized Gain	276
Unrealized Appreciation (Depreciation) on:
Investments	(361)
Net Assets	$54,986
CLASS I:
Net Assets	$13,300
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,239,619
Net Asset Value, Offering and Redemption Price Per Share	$10.73
CLASS A:
Net Assets	$40,157
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,746,683
Net Asset Value, Redemption Price Per Share	$10.72
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.48
Maximum Offering Price Per Share	$11.20
CLASS L:
Net Assets	$1,519
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	141,799
Net Asset Value, Offering and Redemption Price Per Share	$10.72
CLASS IS:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	911
Net Asset Value, Offering and Redemption Price Per Share	$10.74

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,674
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	1,675
Expenses:
Professional Fees	152
Advisory Fees (Note B)	136
Registration Fees	38
Shareholder Services Fees — Class A (Note D)	21
Distribution and Shareholder Services Fees — Class L (Note D)	5
Shareholder Reporting Fees	26
Pricing Fees	23
Administration Fees (Note C)	18
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	7
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class L	1
Trustees' Fees and Expenses	1
Sub Transfer Agency Fees	— @
Other Expenses	6
Total Expenses	445
Waiver of Advisory Fees (Note B)	(136)
Expenses Reimbursed by Adviser (Note B)	(106)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	199
Net Investment Income	1,476
Realized Gain:
Investments Sold	321
Change in Unrealized Appreciation (Depreciation):
Investments	(643)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(322)
Net Increase in Net Assets Resulting from Operations	$1,154

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2014 (000)	Year Ended September 30, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,476	$935
Net Realized Gain	321	672
Net Change in Unrealized Appreciation (Depreciation)	(643)	(88)
Net Increase in Net Assets Resulting from Operations	1,154	1,519
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(910)	(873)
Net Realized Gain	(550)	(270)
Class A*:
Net Investment Income	(339)	(17)
Net Realized Gain	(81)	(3)
Class H*:
Net Investment Income	—	(26	)***
Net Realized Gain	—	(5	)***
Class L:
Net Investment Income	(60)	(9)
Net Realized Gain	(21)	(3)
Class IS:
Net Investment Income	(— @)	—
Total Distributions	(1,961)	(1,206)
Capital Share Transactions:(1)
Class I:
Subscribed	2,503	1,646
Distributions Reinvested	231	102
Redeemed	(1,800)	(350)
Class A*:
Subscribed	42,604	752
Distributions Reinvested	395	9
Conversion from Class H	—	556
Redeemed	(3,475)	(338)
Class H*:
Subscribed	—	477	***
Distributions Reinvested	—	21	***
Conversion to Class A	—	(556	)***
Redeemed	—	(148	)***
Class L:
Subscribed	1,661	341
Distributions Reinvested	69	2
Redeemed	(501)	(127)
Class IS:
Subscribed	10 **	—
Net Increase in Net Assets Resulting from Capital Share Transactions	41,697	2,387
Total Increase in Net Assets	40,890	2,700
Net Assets:
Beginning of Period	14,096	11,396
End of Period (Including Accumulated Undistributed Net Investment Income of $303 and $136)	$54,986	$14,096
(1) Capital Share Transactions:
Class I:
Shares Subscribed	230	150
Shares Issued on Distributions Reinvested	21	9
Shares Redeemed	(164)	(32)
Net Increase in Class I Shares Outstanding	87	127
Class A*:
Shares Subscribed	3,929	68
Shares Issued on Distributions Reinvested	37	1
Conversion from Class H	—	51
Shares Redeemed	(319)	(31)
Net Increase in Class A Shares Outstanding	3,647	89

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2014 (000)		Year Ended September 30, 2013 (000)
Class H*:
Shares Subscribed	—		44	***
Shares Issued on Distributions Reinvested	—		2	***
Conversion to Class A	—		(51	)***
Shares Redeemed	—		(14	)***
Net Increase (Decrease) in Class H Shares Outstanding	—		(19)
Class L:
Shares Subscribed	152		31
Shares Issued on Distributions Reinvested	6		—	@@
Shares Redeemed	(46)		(11)
Net Increase in Class L Shares Outstanding	112		20
Class IS:
Shares Subscribed	1	**	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period March 31, 2014 through September 30, 2014.

***  For the period October 1, 2012 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,		Period from February 7, 2012^ to
Selected Per Share Data and Ratios	2014	2013	September 30, 2012
Net Asset Value, Beginning of Period	$11.00	$10.71	$10.00
Income from Investment Operations:
Net Investment Income†	0.75	0.81	0.50
Net Realized and Unrealized Gain	0.25	0.55	0.59
Total from Investment Operations	1.00	1.36	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.77)	(0.81)	(0.38)
Net Realized Gain	(0.50)	(0.26)	—
Total Distributions	(1.27)	(1.07)	(0.38)
Net Asset Value, End of Period	$10.73	$11.00	$10.71
Total Return++	9.48%	13.38%	11.07	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,300	$12,678	$10,975
Ratio of Expenses to Average Net Assets (1)	0.75%+	0.75%+	0.74	%+*††
Ratio of Net Investment Income to Average Net Assets (1)	6.89%+	7.42%+	7.53	%+*††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	96%	227%	192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.85%	3.16%	3.17	%*††
Net Investment Income to Average Net Assets	5.79%	5.01%	5.10	%*††

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

High Yield Portfolio

	Class A**
	Year Ended September 30,			Period from February 7, 2012^ to
Selected Per Share Data and Ratios	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$10.99	$10.71		$10.00
Income from Investment Operations:
Net Investment Income†	0.65	0.77		0.48
Net Realized and Unrealized Gain	0.31	0.55		0.59
Total from Investment Operations	0.96	1.32		1.07
Distributions from and/or in Excess of:
Net Investment Income	(0.73)	(0.78)		(0.36)
Net Realized Gain	(0.50)	(0.26)		—
Total Distributions	(1.23)	(1.04)		(0.36)
Net Asset Value, End of Period	$10.72	$10.99		$10.71
Total Return++	9.15%	13.01%		10.92	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,157	$1,092		$107
Ratio of Expenses to Average Net Assets (1)	1.02%+	1.01	%+^^	0.99	%+*††
Ratio of Net Investment Income to Average Net Assets (1)	5.99%+	7.04	%+^^	7.28	%+*††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.01	%*
Portfolio Turnover Rate	96%	227%		192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.06%	4.22%		3.42	%*††
Net Investment Income to Average Net Assets	4.95%	3.83%		4.85	%*††

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.00% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,			Period from February 7, 2012^ to
Selected Per Share Data and Ratios	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$10.99	$10.70		$10.00
Income from Investment Operations:
Net Investment Income†	0.67	0.75		0.46
Net Realized and Unrealized Gain	0.27	0.56		0.59
Total from Investment Operations	0.94	1.31		1.05
Distributions from and/or in Excess of:
Net Investment Income	(0.71)	(0.76)		(0.35)
Net Realized Gain	(0.50)	(0.26)		—
Total Distributions	(1.21)	(1.02)		(0.35)
Net Asset Value, End of Period	$10.72	$10.99		$10.70
Total Return++	8.88%	12.82%		10.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,519	$326		$107
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.26	%+^^	1.24	%+*††
Ratio of Net Investment Income to Average Net Assets (1)	6.14%+	6.90	%+^^	7.03	%+*††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	96%	227%		192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.52%	4.11%		3.67	%*††
Net Investment Income to Average Net Assets	4.97%	4.05%		4.60	%*††

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

High Yield Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from March 28, 2014^ to September 30, 2014
Net Asset Value, Beginning of Period	$10.98
Income (Loss) from Investment Operations:
Net Investment Income†	0.37
Net Realized and Unrealized Loss	(0.27)
Total from Investment Operations	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.34)
Net Asset Value, End of Period	$10.74
Total Return++	0.89	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.72	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.66	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	96	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	15.70	%*
Net Investment Loss to Average Net Assets	(8.32	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks total return. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On March 31, 2014, the Portfolio commenced offering Class IS shares.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other avail-

able documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$53,196	$—	$53,196
Sovereign	—	715	—	715
Variable Rate Senior Loan Interests	—	786	—	786
Total Fixed Income Securities	—	54,697	—	54,697
Total Assets	$—	$54,697	$—	$54,697

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

4.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Portfolio buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Portfolio accrues the commitment fee over the expected term of the loan. When the Portfolio sells interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.75% for Class I shares, 1.10% for Class A shares and 1.35% for Class L shares. Effective March 31, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.72% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2014, approximately $136,000 of advisory fees were waived and approximately $109,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $63,446,000 and $21,840,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2014 is as follows:

Value September 30, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2014 (000)
$—	$40,741	$40,741	$1	$—

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2014 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)
$1,880	$81	$1,206

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2014:

Accumulated Undistributed Net Investment Income (000)		Accumulated Undistributed Net Realized Gain (000)			Paid-in- Capital (000)
$—	@	$	(—	@)	$—

@ Amount is less than 500

At September 30, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$512	$82

At September 30, 2014, the aggregate cost for Federal income tax purposes is approximately $55,058,000. The aggregate gross unrealized appreciation is approximately $481,000 and the aggregate gross unrealized depreciation is approximately $842,000 resulting in net unrealized depreciation of approximately $361,000.

I. Other (unaudited): At September 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 96% and 47%, for Class A and Class L shares, respectively.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2014

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2014.

The Portfolio designated and paid approximately $81,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity, Director Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) For MSIM's Long Only business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
1044182 EXP 11.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Limited Duration Portfolio

Annual Report

September 30, 2014

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
U.S. Privacy Policy	31
Trustee and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Limited Duration Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2014

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Expense Example (unaudited)

Limited Duration Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Actual Ending Account Value 9/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Limited Duration Portfolio Class I	$1,000.00	$1,005.40	$1,022.41	$2.66	$2.69	0.53%
Limited Duration Portfolio Class A	1,000.00	1,004.30	1,020.66	4.42	4.46	0.88
Limited Duration Portfolio Class L	1,000.00	1,002.20	1,018.90	6.17	6.23	1.23

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Portfolio's management fee and total expense ratio were higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited)

Limited Duration Portfolio

The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2014, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.06%, net of fees. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, Barclays Capital 1-3 Year Government/Credit Index (the "Index"), which returned 0.77%.

Factors Affecting Performance

•  After rallying for most of the period, risky assets paused late in the period as investors took stock of the changing fundamental backdrop and re-evaluated whether market risk premia are sufficient to compensate for these risks. In the U.S., investors increased their focus on when the Federal Reserve (Fed) will raise rates, potentially increasing the volatility in financial markets. In contrast, investors in Europe focused on the weakening fundamental backdrop, as economic growth continued to decelerate and inflation expectations continued their downward path, thereby putting pressure on the European Central Bank (ECB) to take additional unconventional action. On a global basis, expectations for growth continued to fall, and this has been reflected in weaker commodity prices and the strengthening U.S. dollar. These concerns, combined with the growing geopolitical tension in Syria and Iraq, contributed to an uncertain backdrop for investing.

•  In the U.S., the Fed has maintained a view that rates will remain low for a "considerable time." The ECB eased policy rates and announced outright asset purchases of asset-backed securities (ABS) and covered bonds. The Bank of Japan continued to contemplate ways to ease financial conditions. Both Australian and New Zealand central banks have also turned slightly more dovish, meaning that they are more favorable toward maintaining low interest rates to foster economic growth. As long as the inflation backdrop remains steady, the risk of a sharp rise in interest rates appears minimal.

•  The Fed is expected to complete the tapering of its mortgage-backed security (MBS) purchase program by October of this year. During the first half of 2014, the Fed purchased as much as 75% of net MBS issuance.(i) The Fed's share declined to 30% to

50% in the third quarter, as MBS gross issuance increased in the summer months and the Fed continued to reduce the size of its purchases. Even after the bond buying program ends, the Fed will likely continue to reinvest MBS paydowns, which is expected to reduce its share of net issuance to 25% to 30%.

•  The mortgage primary rate rose slightly from the 2014 lows set in June, ending September at 4.20%.(ii) Despite the low mortgage rate environment, refinancing activity remained at historically low levels and has contributed to relatively tight spreads. Other housing indicators pointed to slower growth in housing trends as new construction remained weak and existing homes sales began to fall at the end of the period. We believe home price growth could continue, albeit at a slower pace. The fundamentals in the housing market are very positive, supported by good housing affordability, near all-time low household debt service ratios and an improving labor market.

•  Commercial mortgage-backed security (CMBS) bond spreads tightened and new issue supply was absorbed by the market. Overall, issuance is projected to exceed last year's volumes and rely on a reasonably active forward calendar. Delinquency trends have remained stable.

•  Corporate credit performed well during the period. On a sector basis, financials continued to outperform industrials, supported by the financials sector's lower net issuance and continued secular de-risking. Credit spreads decompressed, with higher rated issuers outperforming those with lower-quality credit profiles. The high yield segment weakened in the latter part of the period, reflecting both the spread decompression witnessed in the investment grade market and less favorable supply demand characteristics. High yield supply has been high both in Europe and the U.S., while fund flows were negative, particularly in the U.S., as investors reduced positions ahead of a potential rate-raising cycle.

•  The Treasury yield curve flattened during the period, with two- and five-year yields rising between 20 and 30 basis points, and 10- and 30-year yields falling between 20 and 60 basis points.

(i)  Fed MBS data from J.P. Morgan Global Structured Finance Research and the Federal Reserve.

(ii)  Data from Bloomberg.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

•  The Portfolio's positioning in the corporate sector was one of the main drivers of outperformance. In particular, an overweight in financials and a small allocation to high yield securities contributed significantly to returns.

•  The Portfolio also benefited from an allocation to ABS, as the bonds provided an attractive yield advantage during the period.

•  An interest rate sensitivity that was lower than that of the Index added to returns overall, but detracted slightly during periods of falling rates.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit, particularly in financials, as we believe valuations relative to fundamentals have been attractive.

•  The Portfolio has also been positioned with an allocation to short-maturity, high-quality ABS. This position is primarily in credit card, auto, and business and construction equipment securities.

•  The Portfolio has allocations to riskier segments of the market, such as BB-rated high-yield corporates and non-agency mortgage securities.

•  We continue being overweight spread product (non-government bonds) in the Portfolio, as we believe the yield advantage could provide a large part of returns over the near term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class L shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

Performance Compared to the Barclays Capital 1-3 Year U.S. Government/Credit Index(1) and the Lipper Short Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	2.06%	2.18%	0.26%	3.12%
Barclays Capital 1-3 Year U.S. Government/Credit Index	0.77	1.45	2.85	4.45
Lipper Short Investment Grade Debt Funds Index	1.51	2.65	2.81	4.18
Portfolio — Class A Shares w/o sales charges(5)	1.78	1.95	—	-1.19
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	-2.48	1.07	—	-1.80
Barclays Capital 1-3 Year U.S. Government/Credit Index	0.77	1.45	—	2.54
Lipper Short Investment Grade Debt Funds Index	1.51	2.65	—	2.57
Portfolio — Class L Shares w/o sales charges(6)	1.38	—	—	1.20
Barclays Capital 1-3 Year U.S. Government/Credit Index	0.77	—	—	0.81
Lipper Short Investment Grade Debt Funds Index	1.51	—	—	1.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Barclays Capital U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on March 31, 1992.

(5)  Commenced operations on September 28, 2007.

(6)  Commenced operations on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.4%)
Agency Adjustable Rate Mortgages (3.9%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
2.31%, 6/1/36	$487	$522
2.32%, 7/1/38	420	447
2.34%, 7/1/36	457	489
2.42%, 7/1/38	1,002	1,079
2.47%, 9/1/35	626	672
2.68%, 1/1/38	124	133
Federal National Mortgage Association, Conventional Pools:
2.33%, 5/1/35 - 5/1/39	1,037	1,108
Government National Mortgage Association, Various Pool:
2.00%, 2/20/40	161	168
		4,618
Agency Fixed Rate Mortgages (0.4%)
Federal Home Loan Mortgage Corporation, Gold Pools:
6.50%, 9/1/19 - 4/1/24	5	5
7.50%, 11/1/19	1	1
Federal National Mortgage Association, Conventional Pools:
6.50%, 2/1/28 - 10/1/32	386	436
7.00%, 7/1/29 - 12/1/33	59	63
Government National Mortgage Association, Various Pools:
9.00%, 11/15/16 - 12/15/16	20	21
		526
Asset-Backed Securities (17.5%)
Ally Auto Receivables Trust
0.62%, 3/15/17	562	563
American Homes 4 Rent 2014-SFR1
1.25%, 6/17/31 (a)(b)	273	272
American Residential Properties 2014-SFR1 Trust
1.25%, 9/17/31 (a)(b)	401	401
AWAS Aviation Capital Ltd.
7.00%, 10/17/16 (b)	332	339
CarMax Auto Owner Trust
0.52%, 7/17/17	373	374
Chase Issuance Trust,
0.54%, 10/16/17	1,125	1,125
0.59%, 8/15/17	1,608	1,610
Citibank Credit Card Issuance Trust
2.88%, 1/23/23	450	458
Colony American Homes 2014-1
1.40%, 5/17/31 (a)(b)	424	425
Colony American Homes Single-Family Rental Pass-Through Certificates
1.10%, 7/17/31 (a)(b)	338	336
Discover Card Execution Note Trust,
0.58%, 7/15/21 (a)	670	672
1.22%, 10/15/19	465	464
	Face Amount (000)	Value (000)
Enterprise Fleet Financing LLC
1.05%, 3/20/20 (b)	$836	$836
Fifth Third Auto Trust
0.88%, 10/16/17	506	508
Ford Credit Auto Owner Trust
2.26%, 11/15/25 (b)	1,165	1,165
Ford Credit Floorplan Master Owner Trust
4.20%, 2/15/17 (b)	1,150	1,166
GE Dealer Floorplan Master Note Trust
0.64%, 6/20/17 (a)	750	751
GE Equipment Transportation LLC
0.62%, 7/25/16	343	343
GM Financial Leasing Trust
0.73%, 2/20/17 (b)	580	580
Hertz Fleet Lease Funding LP
0.70%, 12/10/27 (a)(b)	575	576
Hyundai Auto Receivables Trust,
0.90%, 12/17/18	941	942
1.01%, 2/15/18	427	429
Invitation Homes 2013-SFR1 Trust
1.40%, 12/17/30 (a)(b)	609	611
Invitation Homes 2014-SFR1 Trust
1.15%, 6/17/31 (a)(b)	429	427
John Deere Owner Trust
0.60%, 3/15/17	1,325	1,327
Nationstar Agency Advance Funding Trust
1.89%, 2/18/48 (b)	100	97
North Carolina State Education Assistance Authority
1.03%, 7/25/25 (a)	625	628
Panhandle-Plains Higher Education Authority, Inc.
1.19%, 7/1/24 (a)	254	258
PFS Tax Lien Trust 2014-1
1.44%, 5/15/29 (b)	471	471
Toyota Auto Receivables Owner Trust
0.89%, 7/17/17	595	597
Volkswagen Credit Auto Master Trust
1.40%, 7/22/19 (b)	398	397
VOLT XXIV LLC
3.25%, 11/25/53 (b)	727	730
Volvo Financial Equipment LLC
0.74%, 3/15/17 (b)	650	651
Wheels SPV LLC
0.84%, 3/20/23 (b)	203	202
World Omni Automobile Lease Securitization Trust,
0.93%, 11/16/15	19	19
1.10%, 12/15/16	321	323
		21,073
Collateralized Mortgage Obligations — Agency Collateral Series (3.6%)
Federal Home Loan Mortgage Corporation,
1.43%, 8/25/17	688	691
1.56%, 10/25/18	219	221

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
REMIC
7.50%, 9/15/29	$1,081	$1,240
Federal National Mortgage Association,
0.59%, 8/25/15	497	497
0.95%, 11/25/15	276	277
1.08%, 2/25/16	585	588
2.17%, 9/25/19 (a)	783	780
		4,294
Commercial Mortgage-Backed Securities (0.9%)
Citigroup Commercial Mortgage Trust
2.11%, 1/12/30 (b)	174	175
Hilton USA Trust
1.16%, 11/5/30 (a)(b)	170	170
JP Morgan Chase Commercial Mortgage Securities Trust,
1.13%, 7/15/31 (a)(b)	285	286
5.46%, 12/12/43	400	418
		1,049
Corporate Bonds (64.2%)
Finance (29.1%)
Abbey National Treasury Services PLC
3.05%, 8/23/18	370	384
ABN Amro Bank N.V.
2.50%, 10/30/18 (b)	630	637
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 5/15/19 (b)	345	335
American Express Credit Corp.
2.25%, 8/15/19	675	671
Australia & New Zealand Banking Group Ltd.
1.45%, 5/15/18	575	566
Bank of America Corp.
2.60%, 1/15/19	900	899
BB&T Corp.
2.25%, 2/1/19	580	581
Berkshire Hathaway Finance Corp.
2.90%, 10/15/20	600	611
BioMed Realty LP
2.63%, 5/1/19	310	308
BNP Paribas SA, MTN
2.70%, 8/20/18	610	622
BNZ International Funding Ltd.
2.35%, 3/4/19 (b)	650	648
BPCE SA
2.50%, 7/15/19	625	621
Canadian Imperial Bank of Commerce
1.55%, 1/23/18	310	310
Capital One Financial Corp.
2.45%, 4/24/19	1,005	1,002
CIT Group, Inc.
5.00%, 5/15/17	500	514
	Face Amount (000)	Value (000)
Citigroup, Inc.
8.50%, 5/22/19	$950	$1,189
Commonwealth Bank of Australia
2.50%, 9/20/18	600	612
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 1/19/17	330	346
Credit Agricole SA
2.13%, 4/17/18 (b)	775	774
Credit Suisse
2.30%, 5/28/19	650	644
DBS Group Holdings Ltd.
2.25%, 7/16/19 (b)	650	644
Discover Bank
2.00%, 2/21/18	665	662
DNB Bank ASA
3.20%, 4/3/17 (b)	610	637
ERP Operating LP
2.38%, 7/1/19	550	547
General Electric Capital Corp.
1.63%, 4/2/18	1,220	1,219
General Motors Financial Co., Inc.
2.75%, 5/15/16	325	328
Goldman Sachs Group, Inc. (The)
2.38%, 1/22/18	880	890
HSBC USA, Inc.
2.25%, 6/23/19	659	657
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Series WI
4.88%, 3/15/19	375	370
ING Bank N.V.
3.75%, 3/7/17 (b)	600	632
Intesa Sanpaolo SpA
3.88%, 1/16/18	355	370
JPMorgan Chase & Co.
1.63%, 5/15/18	900	888
Lloyds Bank PLC
2.30%, 11/27/18	400	401
Macquarie Bank Ltd.
2.60%, 6/24/19 (b)	605	605
Mastercard, Inc.
2.00%, 4/1/19	325	323
Metropolitan Life Global Funding I
1.50%, 1/10/18 (b)	775	769
Mizuho Corporate Bank Ltd.
1.85%, 3/21/18 (b)	645	645
National Australia Bank Ltd.
1.25%, 3/17/17 (b)	400	400
Nationwide Building Society
4.65%, 2/25/15 (b)	840	854
Nordea Bank AB
0.88%, 5/13/16 (b)	695	695
Principal Financial Group, Inc.
1.85%, 11/15/17	725	726

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Prudential Financial, Inc., MTN
4.75%, 9/17/15	$930	$967
QBE Insurance Group Ltd.
2.40%, 5/1/18 (b)	200	200
Royal Bank of Scotland Group PLC
2.55%, 9/18/15	495	502
Skandinaviska Enskilda Banken AB
1.75%, 3/19/18 (b)	380	379
Standard Chartered PLC
1.50%, 9/8/17 (b)	900	898
Sumitomo Mitsui Banking Corp.
2.45%, 1/10/19	630	637
Swedbank AB
1.75%, 3/12/18 (b)	305	304
Synchrony Financial
3.00%, 8/15/19	800	803
Toronto-Dominion Bank (The), MTN
2.63%, 9/10/18	650	665
UBS AG
2.38%, 8/14/19	925	918
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70%, 9/17/19 (b)	600	602
WellPoint, Inc.
1.88%, 1/15/18	705	705
Wells Fargo & Co.,
1.40%, 9/8/17	575	574
2.15%, 1/15/19	360	361
Westpac Banking Corp.
1.38%, 5/30/18 (b)	970	958
		35,009
Industrials (30.1%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	745	764
AbbVie, Inc.
1.75%, 11/6/17	715	713
Altera Corp.
2.50%, 11/15/18	300	303
Altria Group, Inc.
4.13%, 9/11/15	750	774
American Honda Finance Corp.
1.60%, 2/16/18 (b)	545	543
Amgen, Inc.
2.50%, 11/15/16	425	437
Apple, Inc.
2.10%, 5/6/19	625	626
Applied Materials, Inc.
2.65%, 6/15/16	455	468
ArcelorMittal,
5.00%, 2/25/17	375	389
9.50%, 2/15/15	10	10
	Face Amount (000)	Value (000)
AT&T, Inc.,
1.70%, 6/1/17	$1,075	$1,085
2.38%, 11/27/18	825	834
Baidu, Inc.
3.25%, 8/6/18	225	232
BAT International Finance PLC
1.40%, 6/5/15 (b)	600	603
Baxter International, Inc.
1.85%, 6/15/18	795	792
Bombardier, Inc.
4.25%, 1/15/16 (b)	250	255
BW Group Ltd.
6.63%, 6/28/17 (b)	325	341
CBS Corp.
2.30%, 8/15/19	625	617
Chesapeake Energy Corp.
6.50%, 8/15/17	350	382
CNH Capital LLC
6.25%, 11/1/16	355	375
Comcast Corp.
5.70%, 5/15/18	520	591
Compass Bank
1.85%, 9/29/17	600	600
Covidien International Finance SA
1.35%, 5/29/15	265	266
CVS Caremark Corp.
2.25%, 12/5/18	580	583
Daimler Finance North America LLC
2.38%, 8/1/18 (b)	750	760
DISH DBS Corp.
4.63%, 7/15/17	375	383
Eaton Corp.
1.50%, 11/2/17	630	628
eBay, Inc.
2.20%, 8/1/19	600	593
Ecolab, Inc.
3.00%, 12/8/16	320	332
EMC Corp.
1.88%, 6/1/18	750	746
Experian Finance PLC
2.38%, 6/15/17 (b)	600	611
Ford Motor Credit Co., LLC
5.00%, 5/15/18	825	902
Glencore Funding LLC
1.70%, 5/27/16 (b)	650	655
Goldcorp, Inc.
2.13%, 3/15/18	520	519
Heathrow Funding Ltd.
2.50%, 6/25/15 (b)	400	405
Hewlett-Packard Co.
3.30%, 12/9/16	315	329
Home Depot, Inc.
2.00%, 6/15/19	600	597

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Hyundai Capital America
1.63%, 10/2/15 (b)	$395	$398
Ingersoll-Rand Global Holding Co., Ltd.
2.88%, 1/15/19	335	343
John Deere Capital Corp.
1.95%, 12/13/18	510	509
Kraft Foods Group, Inc.
2.25%, 6/5/17	425	433
L-3 Communications Corp.
1.50%, 5/28/17	275	273
LVMH Moet Hennessy Louis Vuitton SA
1.63%, 6/29/17 (b)	525	528
Marathon Petroleum Corp.
3.50%, 3/1/16	595	616
McKesson Corp.
3.25%, 3/1/16	1,070	1,105
Nissan Motor Acceptance Corp.
2.65%, 9/26/18 (b)	720	734
Oracle Corp.
2.25%, 10/8/19	600	598
Orange SA
2.75%, 2/6/19	625	633
Origin Energy Finance Ltd.
3.50%, 10/9/18 (b)	200	205
Rio Tinto Finance USA PLC
1.38%, 6/17/16	325	327
RR Donnelley & Sons Co.
6.13%, 1/15/17	300	310
STATS ChipPAC Ltd.
5.38%, 3/31/16 (b)	300	305
T-Mobile USA, Inc.
5.25%, 9/1/18	500	517
Target Corp.
2.30%, 6/26/19	600	602
Thomson Reuters Corp.
1.30%, 2/23/17	325	325
1.65%, 9/29/17	150	150
Time Warner Cable, Inc.
6.75%, 7/1/18	400	465
TSMC Global Ltd.
1.63%, 4/3/18 (b)	800	791
Tyson Foods, Inc.
2.65%, 8/15/19	600	602
Ventas Realty LP
1.55%, 9/26/16	250	252
Verizon Communications, Inc.
2.55%, 6/17/19	1,250	1,255
Viacom, Inc.
2.50%, 9/1/18	625	633
Vodafone Group PLC
1.25%, 9/26/17	775	765
	Face Amount (000)	Value (000)
Volkswagen International Finance N.V.
1.13%, 11/18/16 (b)	$740	$741
Waste Management, Inc.
2.60%, 9/1/16	725	746
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	395	408
Wm Wrigley Jr Co.
1.40%, 10/21/16 (b)	600	603
		36,215
Utilities (5.0%)
AES Corp.
8.00%, 10/15/17	40	45
DCP Midstream Operating LP
2.70%, 4/1/19	650	652
Dominion Resources, Inc.
1.25%, 3/15/17	350	350
Enbridge, Inc.
0.68%, 6/2/17 (a)	175	176
Enel Finance International N.V.
3.88%, 10/7/14 (b)	1,115	1,115
EnLink Midstream Partners LP
2.70%, 4/1/19	525	529
Enterprise Products Operating LLC
1.25%, 8/13/15	315	317
GDF Suez
1.63%, 10/10/17 (b)	650	653
Northeast Utilities
1.45%, 5/1/18	525	517
NRG Energy, Inc.
7.63%, 1/15/18	275	303
PSEG Power LLC
5.50%, 12/1/15	570	600
Southern Co. (The)
2.15%, 9/1/19	725	719
		5,976
		77,200
Mortgages — Other (3.5%)
Alternative Loan Trust,
0.55%, 2/25/35 (a)	114	106
5.50%, 10/25/35 - 11/25/35	1,033	985
FDIC Guaranteed Notes Trust
0.71%, 2/25/48 (a)(b)	197	197
Freddie Mac Structured Agency Credit Risk Debt Notes
1.16%, 2/25/24 (a)	238	236
Harborview Mortgage Loan Trust
0.34%, 1/19/38 (a)	434	373
JP Morgan Alternative Loan Trust
6.00%, 12/25/35	142	130
Lehman Mortgage Trust
6.50%, 9/25/37	58	52
Opteum Mortgage Acceptance Corp. Trust
0.45%, 4/25/36 (a)	470	409

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
RALI Trust,
0.33%, 12/25/36 (a)	$332	$250
0.34%, 12/25/36 (a)	598	451
6.00%, 11/25/36	176	141
Sequoia Mortgage Trust
0.77%, 8/20/34 (a)	603	578
Washington Mutual Mortgage Pass-Through Certificates Trust,
1.08%, 8/25/46 (a)	343	239
1.11%, 6/25/46 (a)	68	50
		4,197
Sovereign (1.4%)
Korea Development Bank (The)
1.50%, 1/22/18	690	680
Qatar Government International Bond
4.00%, 1/20/15 (b)	500	505
Spain Government International Bond
4.00%, 3/6/18 (b)	500	534
		1,719
U.S. Treasury Security (3.0%)
U.S. Treasury Note
0.63%, 5/31/17	3,650	3,619
Total Fixed Income Securities (Cost $117,395)		118,295
	Shares
Short-Term Investments (1.5%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $936)	936,251	936
	Face Amount (000)	Value (000)
U.S. Treasury Securities (0.7%)
U.S. Treasury Bills,
0.03%, 2/12/15 (c)(d)	$125	$125
0.04%, 2/12/15 (c)(d)	115	115
0.05%, 2/12/15 (c)(d)	578	578
Total U.S. Treasury Securities (Cost $818)		818
Total Short-Term Investments (Cost $1,754)		1,754
Total Investments (99.9%) (Cost $119,149) (e)		120,049
Other Assets in Excess of Liabilities (0.1%)		150
Net Assets (100.0%)		$120,199

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2014.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Rate shown is the yield to maturity at September 30, 2014.

(d)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(e)  Securities are available for collateral in connection with open futures contracts and swap agreements.

FDIC  Federal Deposit Insurance Corporation.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	390	$85,349	Dec-14	$(29)
U.S. Treasury Long Bond	8	1,103	Dec-14	(15)
Short:
U.S. Treasury 5 yr. Note	361	(42,691)	Dec-14	146
U.S. Treasury 10 yr. Note	19	(2,368)	Dec-14	12
				$114

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Limited Duration Portfolio

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2014:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$645	1.00%	3/20/19	$13	$(12)	$1	BBB+
Barclays Bank PLC Yum! Brands, Inc.	Buy	625	1.00	12/20/18	(11)	(3)	(14)	BBB
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	1,200	1.00	6/20/19	(24)	5	(19)	NR
		$2,470			$(22)	$(10)	$(32)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2014:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.14%	7/23/17	$6,188	$4
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.18	9/4/17	4,400	9
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.17	9/5/17	7,300	15
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.19	9/10/17	16,200	33
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.81	9/4/19	1,300	6
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.80	9/5/19	2,197	11
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.85	9/10/19	4,698	15
						$93

†    Credit Rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

NR    Not Rated.

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	30.2%
Finance	29.2
Asset-Backed Securities	17.5
Other+	18.1
Utilities	5.0
Total Investments	100.0	%++

+  Industries and/or investment types representing less than 5% of total investments.

++  Does not include open long/short futures contracts with an underlying face amount of approximately $131,511,000 with net unrealized appreciation of approximately $114,000. Does not include open swap agreements with net unrealized appreciation of approximately $83,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Limited Duration Portfolio

Statement of Assets and Liabilities	September 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $118,213)	$119,113
Investment in Security of Affiliated Issuer, at Value (Cost $936)	936
Total Investments in Securities, at Value (Cost $119,149)	120,049
Interest Receivable	641
Receivable for Portfolio Shares Sold	43
Premium Paid on Open Swap Agreements	13
Receivable for Variation Margin on Swap Agreements	8
Receivable for Variation Margin on Futures Contracts	4
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	32
Total Assets	120,790
Liabilities:
Payable for Portfolio Shares Redeemed	271
Payable for Sub Transfer Agency Fees — Class I	105
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Advisory Fees	101
Payable for Professional Fees	23
Unrealized Depreciation on Swap Agreements	15
Premium Received on Open Swap Agreements	11
Payable for Administration Fees	8
Payable for Trustees' Fees and Expenses	7
Payable for Custodian Fees	5
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A	—	@
Payable for Transfer Agent Fees — Class L	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	42
Total Liabilities	591
Net Assets	$120,199
Net Assets Consist of:
Paid-in-Capital	$360,612
Accumulated Undistributed Net Investment Income	268
Accumulated Net Realized Loss	(241,778)
Unrealized Appreciation (Depreciation) on:
Investments	900
Futures Contracts	114
Swap Agreements	83
Net Assets	$120,199

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Limited Duration Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2014 (000)
CLASS I:
Net Assets	$119,059
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	15,242,039
Net Asset Value, Offering and Redemption Price Per Share	$7.81
CLASS A:
Net Assets	$940
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	120,144
Net Asset Value, Redemption Price Per Share	$7.83
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.35
Maximum Offering Price Per Share	$8.18
CLASS L:
Net Assets	$200
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	25,650
Net Asset Value, Offering and Redemption Price Per Share	$7.80

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Limited Duration Portfolio

Statement of Operations	Year Ended September 30, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$2,478
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	2,479
Expenses:
Advisory Fees (Note B)	368
Sub Transfer Agency Fees	5
Sub Transfer Agency Fees — Class I	132
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Professional Fees	125
Shareholder Reporting Fees	99
Administration Fees (Note C)	98
Registration Fees	41
Custodian Fees (Note F)	31
Pricing Fees	27
Transfer Agency Fees (Note E)	2
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	3
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	1
Trustees' Fees and Expenses	4
Other Expenses	19
Total Expenses	967
Waiver of Advisory Fees (Note B)	(170)
Reimbursement of Class Specific Expenses — Class I (Note B)	(137)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	654
Net Investment Income	1,825
Realized Gain (Loss):
Investments Sold	1,252
Futures Contracts	(174)
Swap Agreements	(37)
Net Realized Gain	1,041
Change in Unrealized Appreciation (Depreciation):
Investments	(298)
Futures Contracts	267
Swap Agreements	(251)
Net Change in Unrealized Appreciation (Depreciation)	(282)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	759
Net Increase in Net Assets Resulting from Operations	$2,584

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Limited Duration Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2014 (000)	Year Ended September 30, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,825	$1,934
Net Realized Gain	1,041	1,551
Net Change in Unrealized Appreciation (Depreciation)	(282)	(2,083)
Net Increase in Net Assets Resulting from Operations	2,584	1,402
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,684)	(2,132)
Class A*:
Net Investment Income	(18)	(3)
Class H*:
Net Investment Income	—	(2	)**
Class L:
Net Investment Income	(1)	(1)
Total Distributions	(1,703)	(2,138)
Capital Share Transactions:(1)
Class I:
Subscribed	14,035	5,024
Distributions Reinvested	1,682	2,130
Redeemed	(20,486)	(28,846)
Class A*:
Subscribed	2,964	486
Distributions Reinvested	18	3
Conversion from Class H	—	243
Redeemed	(2,802)	(129)
Class H*:
Subscribed	—	270	**
Distributions Reinvested	—	1	**
Conversion to Class A	—	(243	)**
Redeemed	—	(38	)**
Class L:
Subscribed	110	93
Distributions Reinvested	1	—	@
Redeemed	(6)	(8)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,484)	(21,014)
Total Decrease in Net Assets	(3,603)	(21,750)
Net Assets:
Beginning of Period	123,802	145,552
End of Period (Including Accumulated Undistributed Net Investment Income of $268 and $262)	$120,199	$123,802
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,797	646
Shares Issued on Distributions Reinvested	216	274
Shares Redeemed	(2,624)	(3,706)
Net Decrease in Class I Shares Outstanding	(611)	(2,786)
Class A*:
Shares Subscribed	379	63
Shares Issued on Distributions Reinvested	2	—	@@
Conversion from Class H	—	31
Shares Redeemed	(357)	(17)
Net Increase in Class A Shares Outstanding	24	77
Class H*:
Shares Subscribed	—	35	**
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(31	)**
Shares Redeemed	—	(5	)**
Net Increase (Decrease) in Class H Shares Outstanding	—	(1)
Class L:
Shares Subscribed	14	12
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	(1)	(1)
Net Increase in Class L Shares Outstanding	13	11

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Limited Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011		2010
Net Asset Value, Beginning of Period	$7.76		$7.80	$7.71	$7.79		$7.68
Income (Loss) from Investment Operations:
Net Investment Income†	0.12		0.11	0.15	0.16		0.18
Net Realized and Unrealized Gain (Loss)	0.04		(0.03)	0.11	(0.10)		0.10
Total from Investment Operations	0.16		0.08	0.26	0.06		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.12)	(0.17)	(0.14)		(0.16)
Paid-in-Capital	—		—	—	—		(0.01)
Total Distributions	(0.11)		(0.12)	(0.17)	(0.14)		(0.17)
Net Asset Value, End of Period	$7.81		$7.76	$7.80	$7.71		$7.79
Total Return++	2.06%		1.09%	3.35%	0.71%		3.74%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$119,059		$122,958	$145,387	$167,811		$208,608
Ratio of Expenses to Average Net Assets (1)	0.53	%+††	0.71%+^	0.63%+	0.59	%+††	0.55	%+††
Ratio of Net Investment Income to Average Net Assets (1)	1.49	%+††	1.45%+^	1.92%+	2.12	%+††	2.39	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	60%		66%	51%	35%		95%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.78	%††	0.72%	N/A	N/A		N/A
Net Investment Income to Average Net Assets	1.24	%††	1.44%	N/A	N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.53% for Class I shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Limited Duration Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011		2010
Net Asset Value, Beginning of Period	$7.77		$7.80	$7.71	$7.79		$7.68
Income (Loss) from Investment Operations:
Net Investment Income†	0.09		0.09	0.13	0.15		0.17
Net Realized and Unrealized Gain (Loss)	0.05		(0.01)	0.11	(0.12)		0.09
Total from Investment Operations	0.14		0.08	0.24	0.03		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.11)	(0.15)	(0.11)		(0.15)
Paid-in-Capital	—		—	—	—		(0.00	)‡
Total Distributions	(0.08)		(0.11)	(0.15)	(0.11)		(0.15)
Net Asset Value, End of Period	$7.83		$7.77	$7.80	$7.71		$7.79
Total Return++	1.78%		0.84%	3.22%	0.45%		3.48%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$940		$749	$145	$194		$52
Ratio of Expenses to Average Net Assets (1)	0.88	%+††	0.97%+^	0.88%+	0.84	%+††	0.80	%+††
Ratio of Net Investment Income to Average Net Assets (1)	1.14	%+††	1.15%+^	1.70%+	1.87	%+††	2.14	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	60%		66%	51%	35%		95%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10	%††	1.00%	N/A	N/A		N/A
Net Investment Income to Average Net Assets	0.92	%††	1.12%	N/A	N/A		N/A

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.88% for Class A shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Limited Duration Portfolio

	Class L
	Year Ended September 30,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2014		2013		September 30, 2012
Net Asset Value, Beginning of Period	$7.75		$7.80		$7.76
Income (Loss) from Investment Operations:
Net Investment Income†	0.06		0.07		0.04
Net Realized and Unrealized Gain (Loss)	0.05		(0.03)		0.04
Total from Investment Operations	0.11		0.04		0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.09)		(0.04)
Net Asset Value, End of Period	$7.80		$7.75		$7.80
Total Return++	1.38%		0.48%		1.06	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$200		$95		$10
Ratio of Expenses to Average Net Assets (1)	1.23	%+††	1.24	%+^^	1.21	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.79	%+††	0.85	%+^^	1.14	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	60%		66%		51	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.48	%††	1.34%		N/A
Net Investment Income (Loss) to Average Net Assets	(1.46	)%††	0.75%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Limited Duration Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$4,618	$—	$4,618
Agency Fixed Rate Mortgages	—	526	—	526
Asset-Backed Securities	—	21,073	—	21,073
Collateralized Mortgage Obligations — Agency Collateral Series	—	4,294	—	4,294
Commercial Mortgage- Backed Securities	—	1,049	—	1,049
Corporate Bonds	—	77,200	—	77,200
Mortgages — Other	—	4,197	—	4,197
Sovereign	—	1,719	—	1,719
U.S. Treasury Security	—	3,619	—	3,619
Total Fixed Income Securities	—	118,295	—	118,295
Short-Term Investments
Investment Company	936	—	—	936
U.S. Treasury Securities	—	818	—	818
Total Short-Term Investments	936	818	—	1,754
Futures Contracts	158	—	—	158
Credit Default Swap Agreement	—	5	—	5
Interest Rate Swap Agreements	—	93	—	93
Total Assets	$1,094	$119,211	$—	$120,305

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Futures Contracts	$(44)	$—	$—	$(44)
Credit Default Swap Agreements	—	(15)	—	(15)
Total Liabilities	(44)	(15)	—	(59)
Total	$1,050	$119,196	$—	$120,246

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfo-

lio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps". The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2014.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$158	(a)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	5	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	93	(a)
Total			$256
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(44	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(15)
Total			$(59)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(174)
Credit Risk	Swap Agreements	(41)
Interest Rate Risk	Swap Agreements	4
	Total	$(211)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$267
Credit Risk	Swap Agreements	13
Interest Rate Risk	Swap Agreements	(264)
	Total	$16

At September 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Swap Agreements	$—	$(15)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$15	$—	$—	$15

For the year ended September 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$109,175,000
Swap Agreements:
Average monthly notional amount	$19,802,000

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses -distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.30% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.53% for Class I shares, 0.88% for Class A shares and 1.23% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2014, approximately $170,000 of advisory fees were waived and approximately $141,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $51,356,000 and $44,613,000, respectively. For the year ended September 30, 2014, purchases and sales of long-term U.S. Government securities were approximately $21,045,000 and $28,527,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2014, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2014 is as follows:

Value September 30, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2014 (000)
$1,114	$46,591	$46,769	$1	$936

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2014 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From: Ordinary Income (000)	2013 Distributions Paid From: Ordinary Income (000)
$1,703	$2,138

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions, paydown adjustments and an expired capital

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

loss carryforward, resulted in the following reclassifications among the components of net assets at September 30, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(116)	$6,966	$(6,850)

At September 30, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$261	$—

At September 30, 2014, the aggregate cost for Federal income tax purposes is approximately $119,149,000. The aggregate gross unrealized appreciation is approximately $1,170,000 and the aggregate gross unrealized depreciation is approximately $270,000 resulting in net unrealized appreciation of approximately $900,000.

At September 30, 2014, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$7,068	September 30, 2015
265	September 30, 2016
200,864	September 30, 2017
33,504	September 30, 2018

Capital loss carryforwards of approximately $6,850,000 expired during the year ended September 30, 2014.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,379,000.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Limited Duration Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Limited Duration Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not obtained. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Duration Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2014

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity, Director Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co- President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) For MSIM's Long Only business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
1043234 EXP 11.28.15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Mid Cap Growth Portfolio

Annual Report

September 30, 2014

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Federal Tax Notice	32
U.S. Privacy Policy	33
Trustee and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Mid Cap Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2014

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014
Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Actual Ending Account Value 9/30/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$986.30	$1,021.06	$3.98	$4.05	0.80%
Mid Cap Growth Portfolio Class A	1,000.00	985.00	1,019.80	5.22	5.32	1.05
Mid Cap Growth Portfolio Class L	1,000.00	982.50	1,017.05	7.95	8.09	1.60
Mid Cap Growth Portfolio Class IS	1,000.00	987.20	1,022.01	3.04	3.09	0.61

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and five-year periods but below its peer group average for the three-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

commission dollars spent on funds' portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2014, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 7.25%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 14.43%.

Factors Affecting Performance

•  Investors continued to focus on the actions of global central banks during the 12-month period. After much anticipation, in December 2013, the U.S. Federal Reserve (Fed) announced that it would begin reducing its bond purchases beginning in January 2014. Stocks finished 2013 on a high note but stumbled in the early months of 2014 as an exceptionally cold winter dampened economic activity. As the year progressed, economic growth recovered and stocks resumed their climb. However, August and September saw a return to volatility as geopolitical risks intensified, the pace of global economic growth slowed, and the timing of the Fed's first rate hike was debated.

•  The Portfolio's underperformance was driven primarily by the information technology sector, due to both stock selection and an overweight allocation. A cyber security company was the largest detractor in the Portfolio overall during the period.

•  The consumer discretionary sector was detrimental as well. Stock selection was unfavorable in the sector, particularly a holding in an online deals provider.

•  Stock selection in the industrials sector dampened relative returns, with disappointing results from a corporate prepaid services provider.

•  The Portfolio's health care position contributed positively, as both stock selection and an overweight in the sector were beneficial. A maker of genetic sequencing systems was the best-performing holding in the overall Portfolio during the period.

•  Stock selection in the consumer staples sector boosted relative performance, led by a position in an infant formula manufacturer.

•  An underweight position in the energy sector was advantageous to relative performance, as the sector was the weakest performer in the Index during the period.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Period Ended September 30, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	7.25%	14.11%	11.01%	12.94%
Russell Midcap® Growth Index	14.43	17.12	10.24	10.49
Lipper Mid-Cap Growth Funds Index	10.64	14.69	9.68	9.90
Portfolio — Class A Shares w/o sales charges(5)	6.95	13.82	10.73	10.28
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	1.34	12.60	10.13	9.95
Russell Midcap® Growth Index	14.43	17.12	10.24	8.32
Lipper Mid-Cap Growth Funds Index	10.64	14.69	9.68	7.25
Portfolio — Class L Shares w/o sales charges(6)	6.40	—	—	16.41
Russell Midcap® Growth Index	14.43	—	—	21.92
Lipper Mid-Cap Growth Funds Index	10.64	—	—	19.71
Portfolio — Class IS Shares w/o sales charges(7)	7.39	—	—	8.24
Russell Midcap® Growth Index	14.43	—	—	14.48
Lipper Mid-Cap Growth Funds Index	10.64	—	—	11.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mid-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements for the Portfolio will continue for at least one year or until such time as the Fund's

Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced operations on January 31, 1997.

(6)  Commenced operations on June 14, 2012.

(7)  Commenced operations on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (94.2%)
Aerospace & Defense (2.5%)
TransDigm Group, Inc.	980,406	$180,718
Automobiles (3.9%)
Tesla Motors, Inc. (a)	1,156,613	280,687
Biotechnology (1.7%)
Alnylam Pharmaceuticals, Inc. (a)	366,019	28,586
Intercept Pharmaceuticals, Inc. (a)	48,953	11,586
Ironwood Pharmaceuticals, Inc. (a)	3,539,459	45,854
Pharmacyclics, Inc. (a)(b)	186,118	21,856
Seattle Genetics, Inc. (a)	446,363	16,596
		124,478
Commercial Services & Supplies (1.6%)
Edenred (France)	1,409,081	34,768
Stericycle, Inc. (a)	705,484	82,231
		116,999
Communications Equipment (0.8%)
Palo Alto Networks, Inc. (a)	619,452	60,768
Diversified Financial Services (5.3%)
McGraw Hill Financial, Inc.	2,227,459	188,109
MSCI, Inc. (a)	4,113,668	193,425
		381,534
Electrical Equipment (0.4%)
SolarCity Corp. (a)(b)	510,727	30,439
Food Products (6.7%)
Keurig Green Mountain, Inc.	818,464	106,507
McCormick & Co., Inc. (b)	1,842,868	123,288
Mead Johnson Nutrition Co.	2,686,509	258,496
		488,291
Health Care Equipment & Supplies (4.3%)
Intuitive Surgical, Inc. (a)(b)	680,684	314,354
Health Care Providers & Services (0.2%)
Qualicorp SA (Brazil) (a)	1,526,642	15,106
Health Care Technology (3.2%)
athenahealth, Inc. (a)	1,774,435	233,675
Hotels, Restaurants & Leisure (4.7%)
Dunkin' Brands Group, Inc.	3,977,459	178,270
Panera Bread Co., Class A (a)	975,578	158,746
		337,016
Information Technology Services (5.2%)
FleetCor Technologies, Inc. (a)	1,335,067	189,740
Gartner, Inc. (a)(b)	2,516,506	184,887
		374,627
Insurance (3.1%)
Arch Capital Group Ltd. (a)(b)	1,379,076	75,463
Progressive Corp. (The) (b)	5,935,957	150,061
		225,524
Internet & Catalog Retail (4.0%)
Ctrip.com International Ltd. ADR (China) (a)	1,297,684	73,656
Groupon, Inc. (a)(b)	6,045,312	40,383
TripAdvisor, Inc. (a)(b)	711,854	65,078
	Shares	Value (000)
Zalando SE (Germany) (a)	768,601	$20,872
zulily, Inc., Class A (a)(b)	2,279,853	86,383
		286,372
Internet Software & Services (13.4%)
Dropbox, Inc. (a)(c)(d)(e) (acquisition cost — $33,909; acquired 5/1/12)	3,747,173	70,372
LinkedIn Corp., Class A (a)(b)	1,590,564	330,503
MercadoLibre, Inc. (Brazil) (b)	419,461	45,574
Pandora Media, Inc. (a)(b)	2,563,240	61,928
Qihoo 360 Technology Co., Ltd. ADR (China) (a)	790,770	53,353
Twitter, Inc. (a)	6,702,051	345,692
Youku Tudou, Inc. ADR (China) (a)	3,530,451	63,266
		970,688
Life Sciences Tools & Services (5.2%)
Illumina, Inc. (a)(b)	2,305,541	377,924
Machinery (1.9%)
Colfax Corp. (a)(b)	2,450,607	139,611
Media (0.9%)
Legend Pictures LLC Ltd. (a)(c)(d)(e) (acquisition cost — $38,812; acquired 3/8/12)	36,302	62,194
Oil, Gas & Consumable Fuels (0.9%)
Range Resources Corp. (b)	901,138	61,106
Pharmaceuticals (3.7%)
Endo International PLC (a)	2,792,987	190,873
Zoetis, Inc.	2,175,780	80,395
		271,268
Professional Services (4.9%)
IHS, Inc., Class A (a)(b)	1,361,316	170,423
Verisk Analytics, Inc., Class A (a)	2,969,011	180,783
		351,206
Software (11.5%)
FireEye, Inc. (a)(b)	3,993,189	122,032
NetSuite, Inc. (a)(b)	679,547	60,847
ServiceNow, Inc. (a)	1,498,265	88,068
Solera Holdings, Inc. (b)	1,266,171	71,361
Splunk, Inc. (a)	3,756,147	207,940
Tableau Software, Inc., Class A (a)	551,024	40,032
Workday, Inc., Class A (a)(b)	2,654,692	219,012
Zynga, Inc., Class A (a)(b)	9,411,046	25,410
		834,702
Tech Hardware, Storage & Peripherals (1.0%)
3D Systems Corp. (a)(b)	667,308	30,943
Stratasys Ltd. (a)(b)	361,547	43,668
		74,611
Textiles, Apparel & Luxury Goods (3.2%)
Lululemon Athletica, Inc. (Canada) (a)	1,323,740	55,610
Michael Kors Holdings Ltd. (a)	2,466,253	176,066
		231,676
Total Common Stocks (Cost $5,473,384)		6,825,574

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Convertible Preferred Stocks (0.1%)
Internet & Catalog Retail (0.0%)
Peixe Urbano, Inc. (Brazil) (a)(c)(d)(e) (acquisition cost — $18,817; acquired 12/2/11)	571,575	$1,212
Internet Software & Services (0.1%)
Dropbox, Inc. Series A (a)(c)(d)(e) (acquisition cost — $3,365; acquired 5/25/12)	371,814	6,983
Total Convertible Preferred Stocks (Cost $22,182)		8,195
Preferred Stocks (1.7%)
Internet & Catalog Retail (1.2%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $47,799; acquired 4/16/14)	1,174,038	47,537
Flipkart Online Services Pvt Ltd. Series D (a)(c)(d)(e) (acquisition cost — $13,007; acquired 10/4/13)	566,827	40,897
		88,434
Software (0.5%)
Palantir Technologies, Inc. Series G (a)(c)(d)(e) (acquisition cost — $11,738; acquired 7/19/12)	3,835,908	23,016
Palantir Technologies, Inc. Series H (a)(c)(d)(e) (acquisition cost — $3,519; acquired 10/25/13)	1,002,564	6,015
Palantir Technologies, Inc. Series H1 (a)(c)(d)(e) (acquisition cost — $3,519; acquired 10/25/13)	1,002,564	6,015
		35,046
Total Preferred Stocks (Cost $79,582)		123,480
	Notional Amount
Call Options Purchased (0.0%)
Foreign Currency Options (0.0%)
USD/CNY December 2014 @ CNY 6.50	85,254,479	6
USD/CNY December 2014 @ CNY 6.50	1,060,534,647	80
USD/CNY December 2014 @ CNY 6.50	1,194,070,384	99
USD/CNY June 2015 @ CNY 6.62	1,374,242,186	1,307
Total Call Options Purchased (Cost $11,193)		1,492
	Shares
Short-Term Investments (5.1%)
Securities held as Collateral on Loaned Securities (2.7%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	163,629,487	163,629
	Face Amount (000)	Value (000)
Repurchase Agreements (0.4%)
BNP Paribas Securities Corp., (Zero Coupon, dated 9/30/14, due 10/1/14; proceeds $13,509; fully collateralized by various U.S. Government agency securities; 0.57% — 5.59% due 12/29/14 — 2/25/28; valued at $13,780)	$13,509	$13,509
Merrill Lynch & Co., Inc., (Zero Coupon, dated 9/30/14, due 10/1/14; proceeds $14,605; fully collateralized by various U.S. Government agency securities; 3.22% — 5.00% due 3/15/39 — 8/15/49; valued at $14,897)	14,605	14,605
		28,114
Total Securities held as Collateral on Loaned Securities (Cost $191,743)		191,743
	Shares
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $173,897)	173,897,493	173,897
Total Short-Term Investments (Cost $365,640)		365,640
Total Investments (101.1%) (Cost $5,951,981) Including $367,634 of Securities Loaned		7,324,381
Liabilities in Excess of Other Assets (-1.1%)		(76,978)
Net Assets (100.0%)		$7,247,403

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2014.

(c)  At September 30, 2014, the Portfolio held fair valued securities valued at approximately $264,241,000, representing 3.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to approximately $264,241,000 and represents 3.7% of net assets.

(e)  Security has been deemed illiquid at September 30, 2014.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	51.9%
Internet Software & Services	13.6
Software	11.7
Food Products	6.8
Diversified Financial Services	5.4
Life Sciences Tools & Services	5.3
Information Technology Services	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	September 30, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $5,614,455)	$6,986,855
Investment in Security of Affiliated Issuer, at Value (Cost $337,526)	337,526
Total Investments in Securities, at Value (Cost $5,951,981)	7,324,381
Cash	867
Receivable for Investments Sold	210,666
Receivable for Portfolio Shares Sold	153,717
Dividends Receivable	1,077
Receivable from Affiliate	3
Other Assets	350
Total Assets	7,691,061
Liabilities:
Collateral on Securities Loaned, at Value	192,610
Payable for Portfolio Shares Redeemed	162,402
Payable for Investments Purchased	74,776
Payable for Advisory Fees	9,381
Payable for Sub Transfer Agency Fees — Class I	1,196
Payable for Sub Transfer Agency Fees — Class A	573
Payable for Sub Transfer Agency Fees — Class L	17
Due to Broker	1,320
Payable for Administration Fees	495
Payable for Shareholder Services Fees — Class A	400
Payable for Distribution and Shareholder Services Fees — Class L	11
Payable for Professional Fees	51
Payable for Trustees' Fees and Expenses	46
Payable for Custodian Fees	44
Payable for Transfer Agent Fees — Class I	12
Payable for Transfer Agent Fees — Class A	19
Payable for Transfer Agent Fees — Class L	1
Other Liabilities	304
Total Liabilities	443,658
Net Assets	$7,247,403
Net Assets Consist Of:
Paid-in-Capital	$4,992,905
Accumulated Undistributed Net Investment Income	11,125
Accumulated Undistributed Net Realized Gain	871,024
Unrealized Appreciation (Depreciation) on:
Investments	1,372,400
Foreign Currency Translations	(51)
Net Assets	$7,247,403

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Mid Cap Growth Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2014 (000)
CLASS I:
Net Assets	$4,708,900
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	105,285,558
Net Asset Value, Offering and Redemption Price Per Share	$44.73
CLASS A:
Net Assets	$1,859,126
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	43,534,986
Net Asset Value, Redemption Price Per Share	$42.70
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.37
Maximum Offering Price Per Share	$45.07
CLASS L:
Net Assets	$16,817
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	398,551
Net Asset Value, Offering and Redemption Price Per Share	$42.20
CLASS IS:
Net Assets	$662,560
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	14,788,519
Net Asset Value, Offering and Redemption Price Per Share	$44.80
(1) Including: Securities on Loan, at Value:	$367,634

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Mid Cap Growth Portfolio

Statement of Operations	Year Ended September 30, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,777 of Foreign Taxes Withheld)	$63,458
Income from Securities Loaned — Net	8,041
Dividends from Security of Affiliated Issuer (Note G)	87
Total Investment Income	71,586
Expenses:
Advisory Fees (Note B)	37,972
Sub Transfer Agency Fees	1,535
Sub Transfer Agency Fees — Class I	6,196
Sub Transfer Agency Fees — Class A	2,585
Sub Transfer Agency Fees — Class L	25
Administration Fees (Note C)	6,076
Shareholder Services Fees — Class A (Note D)	5,241
Distribution and Shareholder Services Fees — Class L (Note D)	132
Shareholder Reporting Fees	1,131
Custodian Fees (Note F)	404
Professional Fees	175
Trustees' Fees and Expenses	175
Registration Fees	143
Transfer Agency Fees — Class I (Note E)	52
Transfer Agency Fees — Class A (Note E)	75
Transfer Agency Fees — Class L (Note E)	6
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	5
Other Expenses	144
Total Expenses	62,074
Rebate from Morgan Stanley Affiliate (Note G)	(184)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Net Expenses	61,889
Net Investment Income	9,697
Realized Gain (Loss):
Investments Sold	885,071
Foreign Currency Transactions	(124)
Net Realized Gain	884,947
Change in Unrealized Appreciation (Depreciation):
Investments	(387,115)
Foreign Currency Translations	(52)
Net Change in Unrealized Appreciation (Depreciation)	(387,167)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	497,780
Net Increase in Net Assets Resulting from Operations	$507,477

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2014 (000)	Year Ended September 30, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,697	$12,226
Net Realized Gain	884,947	463,569
Net Change in Unrealized Appreciation (Depreciation)	(387,167)	1,214,780
Net Increase in Net Assets Resulting from Operations	507,477	1,690,575
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(13,404)
Net Realized Gain	(310,448)	(133,898)
Class A*:
Net Investment Income	—	(4,830)
Net Realized Gain	(128,582)	(59,176)
Class H*:
Net Investment Income	—	(731)**
Net Realized Gain	—	(8,367)**
Class L:
Net Investment Income	—	(35)
Net Realized Gain	(1,046)	(564)
Class IS:
Net Realized Gain	(1)	—
Total Distributions	(440,077)	(221,005)
Capital Share Transactions:(1)
Class I:
Subscribed	916,673	1,139,503
Issued due to a tax-free reorganization	—	2,947
Distributions Reinvested	297,048	139,068
Redeemed	(1,755,132)	(1,329,591)
Class A*:
Subscribed	295,233	235,049
Distributions Reinvested	126,784	63,274
Conversion from Class H	—	265,546
Redeemed	(745,859)	(632,952)
Class H*:
Subscribed	—	12,590 **
Issued due to a tax-free reorganization	—	241,247
Distributions Reinvested	—	8,783 **
Conversion to Class A	—	(265,546)**
Redeemed	—	(51,044)**
Class L:
Subscribed	1,469	314
Issued due to a tax-free reorganization	—	16,919
Distributions Reinvested	1,024	581
Redeemed	(2,856)	(4,686)
Class IS:
Subscribed	725,627	10 ***
Redeemed	(43,141)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(183,130)	(157,988)
Total Increase (Decrease) in Net Assets	(115,730)	1,311,582
Net Assets:
Beginning of Period	7,363,133	6,051,551
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $11,125 and $(2,028))	$7,247,403	$7,363,133

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Mid Cap Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2014 (000)	Year Ended September 30, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	20,224	28,858
Shares Issued due to a tax-free reorganization	—	86
Shares Issued on Distributions Reinvested	6,827	4,036
Shares Redeemed	(38,728)	(35,425)
Net Decrease in Class I Shares Outstanding	(11,677)	(2,445)
Class A*:
Shares Subscribed	6,761	6,431
Shares Issued on Distributions Reinvested	3,046	1,909
Conversion from Class H	—	6,494
Shares Redeemed	(17,415)	(17,531)
Net Decrease in Class A Shares Outstanding	(7,608)	(2,697)
Class H*:
Shares Subscribed	—	360	**
Shares Issued due to a tax-free reorganization	—	7,299
Shares Issued on Distributions Reinvested	—	265	**
Conversion to Class A	—	(6,496	)**
Shares Redeemed	—	(1,428	)**
Net Increase (Decrease) in Class H Shares Outstanding	—	—
Class L:
Shares Subscribed	34	8
Shares Issued due to a tax-free reorganization	—	513
Shares Issued on Distributions Reinvested	24	18
Shares Redeemed	(67)	(132)
Net Increase (Decrease) in Class L Shares Outstanding	(9)	407
Class IS:
Shares Subscribed	15,763	—	@@***
Shares Redeemed	(975)	—
Net Increase in Class IS Shares Outstanding	14,788	—	@@***

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

***  For the period September 13, 2013 through September 30, 2013.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$44.24	$35.34	$33.65	$33.58		$26.96
Income from Investment Operations:
Net Investment Income†	0.09	0.10	0.17	0.03		0.11
Net Realized and Unrealized Gain	3.04	10.10	3.35	0.14		6.52
Total from Investment Operations	3.13	10.20	3.52	0.17		6.63
Distributions from and/or in Excess of:
Net Investment Income	—	(0.12)	—	(0.10)		(0.01)
Net Realized Gain	(2.64)	(1.18)	(1.83)	—		—
Total Distributions	(2.64)	(1.30)	(1.83)	(0.10)		(0.01)
Net Asset Value, End of Period	$44.73	$44.24	$35.34	$33.65		$33.58
Total Return++	7.25%	29.92%	10.91%	0.47%		24.58%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,708,900	$5,174,440	$4,219,528	$3,797,139		$3,012,006
Ratio of Expenses to Average Net Assets	0.75%+	0.70%+^	0.71%+	0.69	%+††	0.68	%+††
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.71%+^	N/A	N/A		N/A
Ratio of Net Investment Income to Average Net Assets	0.19%+	0.27%+^	0.48%+	0.07	%+††	0.38	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.01%		0.01%
Portfolio Turnover Rate	45%	52%	26%	35%		23%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Mid Cap Growth Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$42.46	$34.03	$32.55	$32.51		$26.15
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.03)	0.01	0.06	(0.07)		0.04
Net Realized and Unrealized Gain	2.91	9.70	3.25	0.15		6.32
Total from Investment Operations	2.88	9.71	3.31	0.08		6.36
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)	—	(0.04)		—
Net Realized Gain	(2.64)	(1.18)	(1.83)	—		—
Total Distributions	(2.64)	(1.28)	(1.83)	(0.04)		—
Net Asset Value, End of Period	$42.70	$42.46	$34.03	$32.55		$32.51
Total Return++	6.95%	29.60%	10.62%	0.22%		24.32%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,859,126	$2,171,493	$1,832,003	$2,595,397		$2,465,552
Ratio of Expenses to Average Net Assets	1.00%+	0.95%+^	0.96%+	0.94	%+††	0.93	%+††
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.96%+^	N/A	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07)%+	0.02%+^	0.17%+	(0.18	)%+††	0.13	%+††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.01%		0.01%
Portfolio Turnover Rate	45%	52%	26%	35%		23%

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Mid Cap Growth Portfolio

	Class L
	Year Ended September 30,			Period from June 14, 2012^ to
Selected Per Share Data and Ratios	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$42.20	$33.97		$32.87
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.26)	(0.15)		0.05
Net Realized and Unrealized Gain	2.90	9.63		1.05
Total from Investment Operations	2.64	9.48		1.10
Distributions from and/or in Excess of:
Net Investment Income	—	(0.07)		—
Net Realized Gain	(2.64)	(1.18)		—
Total Distributions	(2.64)	(1.25)		—
Net Asset Value, End of Period	$42.20	$42.20		$33.97
Total Return++	6.40%	28.92%		3.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,817	$17,190		$10
Ratio of Expenses to Average Net Assets	1.55%+	1.46	%+^^	1.50	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.46	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.60)%+	(0.41	)%+^^	0.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	45%	52%		26	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Financial Highlights

Mid Cap Growth Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended September 30, 2014		Period from September 13, 2013^ to September 30, 2013
Net Asset Value, Beginning of Period	$44.25		$43.74
Income (Loss) from Investment Operations:
Net Investment Income Gain (Loss)†	0.18		(0.00	)‡
Net Realized and Unrealized Gain	3.01		0.51
Total from Investment Operations	3.19		0.51
Distributions from and/or in Excess of:
Net Realized Gain	(2.64)		—
Net Asset Value, End of Period	$44.80		$44.25
Total Return++	7.39%		1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$662,560		$10
Ratio of Expenses to Average Net Assets	0.61	%+	0.49	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.58	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41	%+	(0.22	)%+^^*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	45%		52	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

On October 29, 2012, the Portfolio acquired the net assets of Morgan Stanley Mid Cap Growth Fund ("Mid Cap Growth Fund"), an open-end investment company, based on the respective valuations as of the close of business on October 26, 2012, pursuant to a Plan of Reorganization approved by the shareholders of Mid Cap Growth Fund on October 16, 2012 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 85,850 Class I shares of the Portfolio at a net asset value of $34.33 for 97,833 Class I shares of Mid Cap Growth Fund; 7,299,457 Class H shares of the Portfolio at a net asset value of $33.05 per share for 8,240,333 Class A shares and 233,231 Class B shares of Mid Cap Growth Fund; 513,012 Class L shares of the Portfolio at a net asset value of $32.98 for 693,319 Class C shares of Mid Cap Growth Fund. The net assets of Mid Cap Growth Fund before the Reorganization were approximately $261,113,000, including unrealized appreciation of approximately $22,573,000 at October 26, 2012. The investment portfolio of Mid Cap Growth Fund, with a fair value of approximately $263,440,000 and identified cost of approximately $240,867,000 on October 26, 2012, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Mid Cap Growth Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately

$5,785,823,000. Immediately after the merger, the net assets of the Portfolio were approximately $6,046,936,000.

Upon closing of the Reorganization, shareholders of Mid Cap Growth Fund received shares of the Portfolio as follows:

Mid Cap Growth Fund	MSIFT Mid Cap Growth Portfolio
Class I	Class I
Class A	Class H
Class B	Class H
Class C	Class L

Assuming the acquisition had been completed on October 1, 2012, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended September 30, 2013, are as follows:

Net investment income(1)	$12,717,000
Net gain realized and unrealized gain(2)	$1,682,794,000
Net increase (decrease) in net assets resulting from operations	$1,695,511,000

(1) Approximately $12,226,000 as reported, plus approximately $59,000 Mid Cap Growth Fund premerger, plus approximately $432,000 of estimated pro-forma eliminated expenses.

(2) Approximately $1,678,349,000 as reported, plus approximately $4,445,000 Mid Cap Growth Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Mid Cap Growth Fund that have been included in the Portfolio's Statement of Operations since September 30, 2013.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$180,718	$—	$—	$180,718
Automobiles	280,687	—	—	280,687
Biotechnology	124,478	—	—	124,478
Commercial Services & Supplies	116,999	—	—	116,999
Communications Equipment	60,768	—	—	60,768
Diversified Financial Services	381,534	—	—	381,534
Electrical Equipment	30,439	—	—	30,439
Food Products	488,291	—	—	488,291
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$314,354	$—	$—	$314,354
Health Care Providers & Services	15,106	—	—	15,106
Health Care Technology	233,675	—	—	233,675
Hotels, Restaurants & Leisure	337,016	—	—	337,016
Information Technology Services	374,627	—	—	374,627
Insurance	225,524	—	—	225,524
Internet & Catalog Retail	286,372	—	—	286,372
Internet Software & Services	900,316	—	70,372	970,688
Life Sciences Tools & Services	377,924	—	—	377,924
Machinery	139,611	—	—	139,611
Media	—	—	62,194	62,194
Oil, Gas & Consumable Fuels	61,106	—	—	61,106
Pharmaceuticals	271,268	—	—	271,268
Professional Services	351,206	—	—	351,206
Software	834,702	—	—	834,702
Tech Hardware, Storage & Peripherals	74,611	—	—	74,611
Textiles, Apparel & Luxury Goods	231,676	—	—	231,676
Total Common Stocks	6,693,008	—	132,566	6,825,574
Convertible Preferred Stocks	—	—	8,195	8,195
Preferred Stocks	—	—	123,480	123,480
Call Options Purchased	—	1,492	—	1,492
Short-Term Investments
Investment Company	337,526	—	—	337,526
Repurchase Agreements	—	28,114	—	28,114
Total Short-Term Investments	337,526	28,114	—	365,640
Total Assets	$7,030,534	$29,606	$264,241	$7,324,381

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2014, securities with a total value of approximately $34,767,000 transferred from Level 2 to Level 1. At September 30, 2013, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)	Preferred Stocks (000)
Beginning Balance	$97,346	$5,162	$12,118
Purchases	—	—	67,844
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate Action	—	—	—
Fund Merger	—	—	—
Change in unrealized appreciation/ depreciation	35,220	3,033	43,518
Realized gains (losses)	—	—	—
Ending Balance	$132,566	$8,195	$123,480
Net change in unrealized appreciation/ depreciation from investments still held as of September 30, 2014	$35,220	$3,033	$43,518

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2014.

	Fair Value at September 30, 2014 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average/ Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Convertible Preferred Stock	$1,212	Market Transaction Method	Proceeds from Sale of Business	$2.12		$2.12		$2.12		Increase
Preferred Stocks	$47,537	Market Transaction Method	Precedent Transaction	$40.71		$40.71		$40.71		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.5	x	15.5	x	11.7	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
	$40,897	Market Transaction Method	Precedent Transaction of Preferred Stock	$72.15		$72.15		$72.15		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.8	x	4.8	x	4.3	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

	Fair Value at September 30, 2014 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average/ Selected Value		Impact to Valuation from an Increase in Input
Internet Software & Services
Common Stock	$70,372	Market Transaction Method	Precedent Transaction of Series C Preferred Shares	$19.10		$19.10		$19.10		Increase
Convertible Preferred		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
Stock	$6,983		Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.9	x	18.8	x	14.1	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Media
Common Stock	$62,194	Market Transaction Method	Precedent Transaction	$1,803.40		$1,803.40		$1,803.40		Increase
			Discount for Nature of Transaction	5.0%		5.0%		5.0%		Decrease
Software
Preferred Stocks	$35,046	Market Transaction Method	Precedent Transaction of Preferred Stock	$6.13		$6.13		$6.13		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	10.2	x	13.1	x	11.2	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid.

Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$1,492	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2014 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(9,701	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

At September 30, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)	Liabilities(c) (000)
Call Options Purchased	$1,492	$—

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$1,492	$—	$(1,320)	$172

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	$2,407,964,000

5.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$367,634	(e)	$—	$(367,634	)(f)(g)	$0

(e)  Represents market value of loaned securities at period end.

(f)  The Portfolio received cash collateral of approximately $192,610,000, of which approximately $191,743,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of September 30, 2014, there was uninvested cash of approximately $867,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $189,548,000 in the form of U.S. Government agency securities and U.S. Government Obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2014, approximately $1,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $3,358,817,000 and $3,991,776,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2014, advisory fees paid were reduced by approximately $184,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2014 is as follows:

Value September 30, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2014 (000)
$362,847	$2,229,109	$2,254,430	$87	$337,526

During the year ended September 30, 2014, the Portfolio incurred approximately $9,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2014 remains subject to examination by taxing authorities.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$70,823	$369,254	$19,000	$202,005

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, nondeductible expenses, basis adjustments for return of capital sold and tax adjustments on partnership investments held and sold by the Portfolio, resulted in the following reclassifications among the components of net assets at September 30, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$3,456	$(1,579)	$(1,877)

At September 30, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$91,008	$791,619

At September 30, 2014, the aggregate cost for Federal income tax purposes is approximately $5,952,177,000. The aggregate gross unrealized appreciation is approximately $1,799,074,000 and the aggregate gross unrealized depreciation is approximately $426,870,000 resulting in net unrealized appreciation of approximately $1,372,204,000.

I. Other (unaudited): At September 30, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 60%, 51% and 32%, for Class I, Class A and Class IS shares, respectively.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not obtained. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2014

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2014. For corporate shareholders 50.39% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $369,254,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $61,815,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity, Director Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) For MSIM's Long Only business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
1044175 EXP 11.28.15

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014

	Registrant			Covered Entities(1)
Audit Fees		$355,677		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$27,807	(3)	$8,152,733	(4)
All Other Fees	$			$280,341	(5)
Total Non-Audit Fees		$27,807		$8,433,074

Total		$383,484		$8,433,074

2013

	Registrant			Covered Entities(1)
Audit Fees		$321,708		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$27,073	(3)	$6,883,455	(4)
All Other Fees	$			$96,000	(5)
Total Non-Audit Fees		$27,073		$6,979,455

Total		$348,781		$6,979,455

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent, Allen Reed and Michael Klein.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 19, 2014